UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537

Franklin Custodian Funds

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/18

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter September 30, 2018

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Fellow Shareholder:

The 12 months ended September 30, 2018, benefited from mostly upbeat economic data as corporate earnings increased, the U.S. job market continued to improve and the unemployment rate declined. Under new chairman Jerome Powell, the U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% in March, June and September 2018, after a 0.25% increase in December 2017, bringing the rate from 1.25% at the start of the period to 2.25% by period-end. In September, the Fed cited growing business investment and household spending as further evidence of strong economic growth. The Fed also stated that inflation remained near 2.00% and that longer-term inflation expectations had changed little. The 10-year U.S. Treasury yield began the period at 2.33% and ended the period at 3.05%.

Within this environment, U.S. stocks, as measured by the Standard & Poor’s 500® Index (S&P 500®), increased 17.91%,1 representing a change in this total return index level from 4,887.97 to 5,763.42.2 Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, decreased 1.22%,1 representing a change in this total return index level from 2,038.46 to 2,013.67.3

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Custodian Funds’ annual report, covering Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund, includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

1. Source: Morningstar.

2. Source: Copyright © 2018, S&P Dow Jones Indices LLC. All rights reserved. The index levels for the S&P 500 shown above are based on total returns, which include reinvestment of any income or distributions.

3. Source: Bloomberg Barclays Indices. The index levels for the Bloomberg Barclays U.S. Aggregate Bond Index shown above are based on total returns, which include reinvestment of any income or distributions.

The indexes are unmanaged and include reinvestment of any income or distributions.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Custodian Funds

This letter reflects our analysis and opinions as of September 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Economic and Market Overview

The U.S. economy grew during the 12 months under review. The economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending, but moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.2% in September 2017, as reported at the beginning of the 12-month period, to a nearly 49-year low of 3.7% at period-end.1 Annual inflation, as measured by the Consumer Price Index, increased from 2.2% in September 2017, as reported at the beginning of the period, to 2.3% at period-end.1

The U.S. Federal Reserve (Fed) began reducing its balance sheet in October 2017 as part of an ongoing effort to normalize its monetary policy. At its December 2017 meeting, the Fed raised its target range for the federal funds rate 0.25%. In his congressional testimonies in February and July 2018, as well as at the Fed symposium in August, Fed Chair Jerome Powell reiterated the Fed’s intention to gradually raise interest rates. As widely expected, the Fed further raised its target range for the federal funds rate 0.25% each at its March, June and September 2018 meetings, to 2.00%–2.25%. At its September meeting, the Fed raised its forecast for U.S. economic growth in 2018 and 2019 and projected one more rate increase in 2018.

U.S. equity markets rose overall during the period, benefiting from mostly upbeat economic data and better U.S. corporate earnings. Markets were also supported by the expectations of gradual rate increases and the passage of the U.S. tax reform bill. After reaching record highs in January 2018, U.S. stocks declined amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected, as well as fears of tighter regulation of information technology and technology-related companies. Other factors that curbed investor sentiment included tensions between the U.S. and North Korea at certain times during the period, political uncertainties in the U.S., the Trump administration’s protectionist policies and escalating trade tensions between the U.S. and China. Partially offsetting these concerns were an overall easing of tensions in the Korean peninsula in the latter part of the period, intermittent U.S.-China trade negotiations, an agreement between the U.S. and the European Union to try to reduce trade barriers and a trade deal between the U.S. and Mexico that Canada joined at period-end. In this environment, the broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index, reached a new all-time high in September and generated a +17.91% total return for the 12-month period.2

The foregoing information reflects our analysis and opinions as of September 30, 2018. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin DynaTech Fund

We are pleased to bring you Franklin DynaTech Fund’s annual report for the fiscal year ended September 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing primarily in equity securities of companies that emphasize innovation and new technologies, have superior management and that benefit from new industry conditions in the dynamically changing global economy.

Performance Overview

The Fund’s Class A shares delivered a +30.88% cumulative total return for the 12 months under review. In comparison, the Russell 1000® Growth Index, which measures performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values, generated a total return of +26.30%.1 Also for comparison, the broad U.S. stock market as measured by the Standard & Poor’s 500 Index (S&P 500®), produced a +17.91% return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S. Although we search for investments across a large number of sectors, we expect to have significant positions in particular sectors including, for example, technology and health care.

Manager’s Discussion

During the reporting period, most investment sectors contributed to absolute performance, notably information technology (IT), consumer discretionary and health care.2 In the IT sector, payment technology company Mastercard benefited results. The company reported strong quarterly revenues that exceeded consensus expectations. In addition, it increased its 2018 revenue guidance and announced several growth initiatives. Digital marketing and media company Adobe Systems also benefited results. Salesforce.com, which provides cloud-based enterprise software for customer relationship management, also contributed to Fund performance.

In the consumer discretionary sector, online retail shopping and cloud services provider Amazon.com benefited results as it reported better-than-expected revenue and operating profits in the first quarter of 2018. Highlights included accelerating growth at its market-leading cloud business Amazon Web Services (AWS), as well as retail strength driven by advertising and its Prime service. Improved utilization in its fulfillment and data centers drove margins higher for the period, while the mix shift toward higher margin businesses continued to drive higher profitability over time. With e-commerce in its early days, we

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

2. The information technology sector comprises communications equipment; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The consumer discretionary sector comprises diversified consumer services; internet and direct marketing retail; and textiles, apparel and luxury goods in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 45.

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FRANKLIN DYNATECH FUND

do not underestimate the growth and sustainability of Amazon.com, which continues to add new categories and countries to its footprint. The company also continues to see accelerated growth in AWS, which we consider a leader in Infrastructure-as-a-Service cloud computing.

In the health care sector, veterinary products and services provider IDEXX Laboratories was the sector’s largest contributor to Fund results. Other contributors included Veeva Systems, a software provider for the life sciences industry, and UnitedHealth Group, a diversified managed care company.

In contrast, the energy sector detracted from the Fund’s absolute performance during the period.3 Schlumberger, a company that provides project management solutions to the international oil and gas exploration and production industries, detracted from performance.4

Individual holdings that detracted from the Fund’s performance included Celgene,4 Regeneron Pharmaceuticals and Liberty Broadband. Biopharmaceutical company Celgene’s application to the U.S. Food and Drug Administration for Ozanimod, a new drug to treat multiple sclerosis and inflammatory bowel disease, was rejected during the period. In addition, concerns over patent expirations in coming years dampened investor sentiment. Shares of Regeneron, a protein-engineering biopharmaceutical company, declined after it discontinued phase 3 trials for its combination eye disease therapy due to unfavorable results. Further pressuring sales were investor concerns about encouraging developmental data from two direct competitors to its primary product Eylea, an engineered protein used in treating retinal disorders. Liberty is a holding company whose subsidiaries include Charter Communications, a broadband communications services provider. Despite solid first-quarter revenues, Charter’s shares fell, largely due to deteriorating subscriber trends following better results in the prior quarter, a lack of free cash flow generation, and a delay in material improvements amid ongoing competition and industry challenges.

Portfolio Composition

Based on Total Net Assets as of 9/30/18

3. No energy sector companies held at period-end.

4. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN DYNATECH FUND

Top 10 Holdings

9/30/18

Company Sector/Industry	% of Total Net Assets

Amazon.com Inc. Internet & Direct Marketing Retail	7.3%

Alphabet Inc. Interactive Media & Services	4.6%

Microsoft Corp. Software	3.4%

Mastercard Inc. IT Services	3.3%

Facebook Inc. Interactive Media & Services	2.4%

Salesforce.com Inc. Software	2.3%

Visa Inc. IT Services	2.2%

Adobe Systems Inc. Software	2.0%

NVIDIA Corp. Semiconductors & Semiconductor Equipment	1.8%

ServiceNow Inc. Software	1.7%

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA
Rupert H. Johnson, Jr. Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of September 30, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+30.88%	+23.68%
5-Year	+124.31%	+16.21%
10-Year	+327.46%	+14.98%

Advisor
1-Year	+31.21%	+31.21%
5-Year	+127.13%	+17.83%
10-Year	+338.12%	+15.92%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN DYNATECH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/1/08–9/30/18)

Advisor Class (10/1/08–9/30/18)

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (10/1/17–9/30/18)

Share Class	Long-Term Capital Gain

A	$1.1554
C	$1.1554
R	$1.1554
R6	$1.1554
Advisor	$1.1554

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver

A	0.89%	0.90%
Advisor	0.64%	0.65%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stocks historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Investments in fast-growing industries, like the technology and health care sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement or regulatory approval for new drugs and medical instruments. The Fund may also invest in small- and mid-capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The Russell 1000 Growth Index is market capitalization-weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN DYNATECH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[1,2]	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,160.90	$4.60	$1,020.81	$4.31	0.85%
C	$1,000	$1,156.50	$8.65	$1,017.05	$8.09	1.60%
R	$1,000	$1,159.50	$5.95	$1,019.55	$5.57	1.10%
R6	$1,000	$1,162.70	$2.71	$1,022.56	$2.54	0.50%
Advisor	$1,000	$1,162.30	$3.25	$1,022.06	$3.04	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Growth Fund

We are pleased to bring you Franklin Growth Fund’s annual report for the fiscal year ended September 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

Performance Overview

The Fund’s Class A shares delivered a +20.72% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, had a +17.91% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Portfolio Composition

Based on Total Net Assets as of 9/30/18

Manager’s Discussion

Franklin Growth Fund owned shares of 136 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

During the period under review, all sectors contributed to absolute performance, notably information technology (IT),

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 55.

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FRANKLIN GROWTH FUND

Top 10 Holdings

9/30/18

Company Sector/Industry	% of Total Net Assets

Apple Inc. Technology Hardware & Equipment	5.6%

Amazon.com Inc. Retailing	4.2%

The Boeing Co. Capital Goods	2.5%

Microsoft Corp. Software & Services	2.4%

Alphabet Inc. Media & Entertainment	2.4%

Northrop Grumman Corp. Capital Goods	2.1%

Union Pacific Corp. Transportation	2.0%

Mastercard Inc. Software & Services	1.9%

Mettler-Toledo International Inc. Pharmaceuticals, Biotechnology & Life Sciences	1.6%

Intuitive Surgical Inc. Health Care Equipment & Services	1.6%

health care and industrials.2 In the IT sector, software and equipment company Apple reported a solid fiscal second quarter, supported by strong growth in services, and it issued guidance for its fiscal third quarter that was above consensus expectations. Near period-end, the company revealed its latest lineup of products, which included new Apple Watch and iPhone models. Analysts believe that consumers waiting for a larger iPhone would buy the new iPhone XS Max despite its record-high price. Software and services firm Microsoft benefited absolute performance due to demand for its suite of office and cloud-based products, as well as its cloud services. The company is a beneficiary of healthy levels of corporate spending for the IT services industry. At period-end, Microsoft issued a positive quarterly outlook that disclosed the company’s revenue growth was slightly ahead of consensus forecasts. The company expected its cloud products to continue to deliver strong growth. Other contributors in the sector included payment technology company Mastercard.

In health care, medical device developers Intuitive Surgical and Illumina boosted Fund results. In the industrials sector,

aerospace manufacturer Boeing and railroad company Union Pacific were strong contributors to Fund performance.

Online retail shopping and cloud services provider Amazon.com was a strong individual contributor. The company benefited results as it reported better-than-expected revenue and operating profits in the first quarter of 2018. Highlights included accelerating growth at its market-leading cloud business Amazon Web Services (AWS), as well as retail strength driven by advertising and its Prime service. Improved utilization in its fulfillment and data centers drove margins higher for the period, while the mix shift toward higher margin businesses continued to drive higher profitability over time. With e-commerce in its early days, we do not underestimate the growth and sustainability of Amazon.com, which continues to add new categories and countries to its footprint. The company also continues to see accelerated growth in AWS, which we consider a leader in Infrastructure-as-a-Service cloud computing.

Although the Fund had no sector detractors, some holdings detracted from absolute performance, including Celgene, General Electric (GE), Alaska Air Group, Allergan and Albemarle. Biopharmaceuticals company Celgene’s application to the U.S. Food and Drug Administration for Ozanimod, a new drug to treat multiple sclerosis and inflammatory bowel disease, was rejected during the period. In addition, concerns over patent expirations in coming years dampened investor sentiment. Shares of Regeneron, a protein-engineering biopharmaceutical company, declined after it discontinued phase 3 trials for its combination eye disease therapy due to unfavorable results. Further pressuring sales were investor concerns about encouraging developmental data from two direct competitors to its primary product Eylea, an engineered protein used in treating retinal disorders.

In January 2018, GE announced a greater-than-expected $6.2 billion after-tax charge related to its insurance subsidiary at GE Capital. Management also moved ahead with what amounts to a breakup of GE. In May 2018, the company announced the merger of its transportation operations into Wabtec3, and in June 2018 it announced a plan to spin off its health care division and divest its stake in oil-services firm Baker Hughes.3 Once completed, we believe the moves will streamline GE and enable the company to reduce debt and build

2. The IT sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The health care sector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.

3. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH FUND

up a cash buffer, as well as help management better focus on its key aviation, power and renewable energy divisions.

Air transportation services company Alaska Air Group, the holding company for Alaska Airlines and Horizon Air Industries, reported that although its first quarter earnings were slightly ahead of consensus estimates, they were down from the previous year. Also, the company stated that it expected its capacity growth level to moderate in its second quarter, underperforming its previous guidance.

Thank you for your participation in Franklin Growth Fund. We look forward to serving your future investment needs.

Serena Perin Vinton, CFA

John Anderson
Robert Rendler, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN GROWTH FUND

Performance Summary as of September 30, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+20.72%	+14.08%
5-Year	+101.75%	+13.78%
10-Year	+233.46%	+12.16%

Advisor
1-Year	+21.02%	+21.02%
5-Year	+104.29%	+15.36%
10-Year	+241.95%	+13.08%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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FRANKLIN GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/1/08–9/30/18)

Advisor Class (10/1/08–9/30/18)

See page 16 for Performance Summary footnotes.

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FRANKLIN GROWTH FUND

PERFORMANCE SUMMARY

Distributions (10/1/17–9/30/18)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.3618	$2.2538	$2.6156
C	$—	$2.2538	$2.2538
R	$0.1304	$2.2538	$2.3842
R6	$0.7359	$2.2538	$2.9897
Advisor	$0.5853	$2.2538	$2.8391
Total Annual Operating Expenses[6]
Share Class	With Waiver	Without Waiver
A	0.87%	0.88%
Advisor	0.62%	0.63%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the price of these securities can be volatile, particularly over the short term. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. In addition, the Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[1,2]	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,117.40	$4.25	$1,021.06	$4.05	0.80%
C	$1,000	$1,113.20	$8.21	$1,017.30	$7.84	1.55%
R	$1,000	$1,116.00	$5.57	$1,019.80	$5.32	1.05%
R6	$1,000	$1,119.30	$2.44	$1,022.76	$2.33	0.46%
Advisor	$1,000	$1,118.80	$2.92	$1,022.31	$2.79	0.55%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	17

Franklin Income Fund

This annual report for Franklin Income Fund covers the fiscal year ended September 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income, while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

Performance Overview

The Fund’s Class A shares delivered a cumulative total return of +2.17% for the 12 months under review. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, returned +17.91%.1 The Fund’s fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the U.S. investment-grade, taxable bond market, had a -1.22% total return.1 The Fund’s peers, as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which consists of funds chosen by Lipper that, by practice, maintain a mix of 40% to 60% equity securities, with the remainder in bonds and cash, posted a +5.12% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 22.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

Through our independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company’s experience and managerial strength; cash flow potential and profitability; competitive positioning and advantages; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; changing financial condition and market

Dividend Distributions*

10/1/17–9/30/18

	Dividend per Share (cents)
Month	Class A**	Class A1	Class C	Class R	Class R6	Advisor Class

October	—	1.00	0.90	0.93	1.04	1.03

November	—	1.00	0.90	0.93	1.04	1.03

December	—	1.00	0.89	0.93	1.04	1.03

January	—	1.00	0.89	0.93	1.04	1.03

February	—	1.00	0.89	0.93	1.04	1.03

March	—	1.00	0.89	0.93	1.04	1.03

April	—	1.00	0.89	0.93	1.04	1.03

May	—	1.00	0.89	0.93	1.04	1.03

June	—	1.00	0.90	0.93	1.03	1.02

July	—	1.00	0.90	0.93	1.03	1.02

August	—	1.00	0.90	0.93	1.03	1.02

September	—	1.00	0.90	0.93	1.03	1.02

Total	—	12.00	10.74	11.16	12.44	12.32

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

Manager’s Discussion

During the period under review, our equity weighting decreased from 54.9% to 50.0%, and our fixed income weighting increased from 39.0% to 47.9%. The Fund’s cash position decreased from 6.1% to 2.1% of total net assets.

Positive economic news contributed to very high consumer and business optimism even as the length of the current business cycle looked stretched by historical standards. Corporate fundamentals in the U.S. remained positive drivers for U.S. equity markets. Lower corporate tax rates and the repatriation of foreign earnings appeared to have boosted corporate earnings. Corporate profits continued to accelerate and consumer spending, a major driver of activity in the U.S., remained at very healthy levels.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 9/30/18, this category consisted of 561 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 65.

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FRANKLIN INCOME FUND

Trends in high yield credit continued to look good and noninvestment-grade credit, similar to what comprised most of the Fund’s fixed income holdings, outperformed most other sectors within fixed income credit. We have remained focused primarily on the short end of the curve as we believed interest rates would continue to normalize over time. With near- and medium-term fundamentals likely remaining strong, in our view, we continued to see opportunities in short-dated credit. Overall credit quality on the fixed income side of the Fund’s portfolio drifted higher as positive re-ratings pushed some previously speculative credits up into higher ratings segments.

With the rise in U.S. Treasury yields, our weighting in U.S. government debt increased. At period-end, our weighting in investment-grade credit was as high as it has been over the past five years. We believe this should provide some excellent flexibility to take advantage of any volatility in markets, if economic conditions erode.

In equities, our focus remains on dividend-paying stocks across the various segments of the economy. The absolute level of yield is important, in our opinion, but a company’s ability to grow its dividend and cash flow and improve its business over time are also important considerations. The outlook for corporate earnings remains attractive, in our analysis, aiding in our efforts to find compelling total return possibilities. U.S. tax reform has certainly helped corporate cash flow and the ability of companies to return cash to shareholders in the form of dividends and buybacks.

The portfolio’s equity holdings in the information technology, health care and energy sectors led returns. The most significant individual contributors to performance in these sectors were technology giants Intel, Microsoft and Apple; pharmaceutical manufacturers Merck, Pfizer and AstraZenca; and oil and natural gas producer Royal Dutch Shell. Intel experienced solid demand for its semiconductors, and Microsoft continued to show excellent results in its cloud computing and enterprise segments. Strong corporate spending for various types of technologies has driven strong results in recent years. Apple benefited due to a strong response from consumers for their latest iPhones and related products. Successful new products in large markets helped results for Merck and Pfizer. After years of investing in product development, pharmaceutical manufacturer AstraZeneca showed promising results with a number of new drugs this year, with one of the more favorable product pipelines within the industry, in our view. Energy names such as Royal Dutch Shell benefited from rising commodity prices as solid global demand and companies focused on reduced capital spending and lower operating costs combined for improved cash flow. Other major contributors to

Portfolio Composition

9/30/18

% of Total Net Assets

Equity*	50.0%

Financials	7.9%

Utilities	6.5%

Energy	6.4%

Information Technology	6.3%

Health Care	5.5%

Materials	3.9%

Consumer Discretionary	3.8%

Consumer Staples	3.6%

Industrials	3.0%

Communication Services	2.5%

Real Estate	0.6%

Fixed Income**	47.9%

Health Care	12.3%

Financials	11.9%

Energy	8.1%

Communication Services	7.0%

Consumer Discretionary	3.0%

Utilities	1.7%

Materials	1.2%

Consumer Staples	0.8%

Industrials	0.8%

Real Estate	0.6%

Information Technology	0.5%

Short-Term Investments & Other Net Assets	2.1%

*Includes convertible bonds.

**Includes senior floating rate interests and index-linked notes.

performance included mass retailer Target and railroad operator Union Pacific. Target recently experienced the best quarterly results it had achieved in many years due to a strong consumer spending environment and specific merchandise initiatives that attracted new customers. Union Pacific benefited from carload growth and pricing gains during the period and continued to make solid progress on reducing operating costs.

In equities, the industrials, consumer staples and consumer discretionary sectors detracted from performance. Notable detractors in these sectors included General Electric (GE), Philip Morris International, Newell Brands, and Ford Motor. GE was a major detractor during the period as cash flow eroded from weak fundamentals, causing the company to cut its dividend in half early in the period. Philip Morris experienced weaker-than-expected demand trends and slower activity in key emerging markets. For consumer product manufacturer Newell

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FRANKLIN INCOME FUND

Top Five Equity Holdings*

9/30/18

Company Sector/Industry	% of Total Net Assets

Wells Fargo & Co. Financials	2.0%

The Southern Co. Utilities	1.7%

Sempra Energy Utilities	1.7%

Dominion Energy Inc. Utilities	1.7%

Bank of America Corp. Financials	1.3%

*Includes convertible bonds.

Brands, revenue fell and promotional levels rose as key customers delayed orders. The company also struggled with business integration following a large acquisition. After several years of strong new car demand, our holdings in global auto manufacturers, such as Ford Motor, declined as softer demand has ensued. In other sectors, Germany-based chemical manufacturer BASF struggled to offset higher input costs, and PG&E3 eliminated its dividend after tragic fires hit Northern California and fears of a large liability appeared to be facing the company.

On the fixed income side of the portfolio, we established a much stronger presence in U.S. Treasury securities. The portfolio’s weighting rose substantially, which has provided attractive current income and some defensive protection from interest rate risk. The vast majority of our much larger exposure to corporate bonds also experienced price increases against a favorable backdrop of stable credit fundamentals and ongoing investor demand for higher-yielding corporate debt securities. All fixed income sectors contributed positively to performance. The strongest results were seen among consumer non-cyclical and energy, and to a lesser extent, communications. Balance sheet improvements and strong energy sector dynamics over the period lifted results. A notable contributor was our large position in Chesapeake Energy, for which debt reduction, continued asset sales and improved fundamentals drove returns. Hospital operator Tenet Healthcare was also a strong contributor as results were positive in its surgery center segment and lower costs have boosted free cash flow and reduced leverage. Bausch Health’s stronger growth and patent durability exceeded expectations and its debt reduction was a key positive for performance.

Top Five Fixed Income Holdings*

9/30/18

Company Sector/Industry	% of Total Net Assets

U.S. Treasury Note Financials	6.7%

CHS/Community Health Systems Inc. Health Care	4.0%

Chesapeake Energy Corp. Energy	2.8%

Tenet Healthcare Corp. Health Care	2.6%

JPMorgan Chase & Co. Financials	1.6%

*Includes senior floating rate interests and index-linked notes.

In fixed income, some individual companies in the consumer non-cyclical sector, and to a lesser extent, some individual companies in the communications sector also hindered performance. A notable detractor was Community Health Systems, for which leverage remained high and near-term maturity concerns pressured bond prices. The company also experienced softer operating cash flow as hurricane activity was disruptive. We remain positive on the prospects of improved results for Community Health going forward. Satellite TV and internet services provider DISH Network, another key detractor, suffered from weaker subscription. The company also disclosed in May 2018 that it was unlikely to find the partnership it needed to build its 5G network in the near term, but we believe DISH is well positioned at period-end as industry demand grows and moves to 5G standards.

3. Not held at period-end.

see www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INCOME FUND

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.

Edward Perks, CFA

Matthew Quinlan
Richard S. Hsu, CFA
Todd Brighton, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	21

FRANKLIN INCOME FUND

Performance Summary as of September 30, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

1-Year	+2.17%	-2.17%

5-Year	+29.01%	+4.32%

10-Year	+116.46%	+7.56%

Advisor

1-Year	+2.34%	+2.34%

5-Year	+30.21%	+5.42%

10-Year	+119.95%	+8.20%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver)	(without waiver)

A7	—%	—%	—%

Advisor	5.32%	4.02%	4.02%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

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FRANKLIN INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/1/08–9/30/18)

Advisor Class (10/1/08–9/30/18)

See page 25 for Performance Summary footnotes.

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FRANKLIN INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	9/30/18	9/10/18	9/30/17	Change

A (FKIQX)	$2.32	$2.31	N/A	+$0.01

A1 (FKINX)	$2.32	N/A	$2.39	-$0.07

C (FCISX)	$2.35	N/A	$2.42	-$0.07

R (FISRX)	$2.28	N/A	$2.35	-$0.07

R6 (FNCFX)	$2.30	N/A	$2.37	-$0.07

Advisor (FRIAX)	$2.30	N/A	$2.37	-$0.07

Distributions (10/1/17–9/30/18)
Share Class	Net Investment Income

A (9/10/18–9/30/18)	$ —

A1	$0.1200

C	$0.1074

R	$0.1116

R6	$0.1244

Advisor	$0.1232

Total Annual Operating Expenses[10]

Share Class	With Waiver	Without Waiver

A	0.72%	0.73%

Advisor	0.47%	0.48%

See page 25 for Performance Summary footnotes.

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FRANKLIN INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating-rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Advisor Class) per share on 9/30/18.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Share Class A launched on 9/10/18 and yield cannot be produced until this share class has been in existence for 30 days. This value will not be calculated until 10/31/18.

8. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch, respectively.

9. Source: Lipper, a Thomas Reuters Company. The Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Mixed-Asset Target Allocation Moderate Funds classification in the Lipper Open-End underlying funds universe. Lipper Mixed-Asset Target Allocation Moderate Funds are defined as funds that, by portfolio practice, maintain a mix of between 40%–60% equity securities, with the remainder invested in bonds, cash and cash equivalents. For the one-year period ended 9/30/18, there were 561 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	25

FRANKLIN INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 4/1/18[1]	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[2,3,4]	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,004.30	$0.39	$1,021.51	$3.60	0.71%
A1	$1,000	$1,039.80	$3.17	$1,021.96	$3.14	0.62%
C	$1,000	$1,041.10	$5.73	$1,019.45	$5.67	1.12%
R	$1,000	$1,043.30	$4.97	$1,020.21	$4.91	0.97%
R6	$1,000	$1,041.10	$1.89	$1,023.21	$1.88	0.37%
Advisor	$1,000	$1,040.80	$2.40	$1,022.71	$2.38	0.47%

1. For A1, C, R, R6 and Advisor, 4/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 4/1/18 for Hypothetical.

2. For Classes A1, C, R, R6 and Advisor, 4/1/18–9/30/18. For Class A, 9/10/18–9/30/18.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period. The multiplier is 20/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

26	Annual Report	franklintempleton.com

Franklin U.S. Government Securities Fund

This annual report for Franklin U.S. Government Securities Fund covers the fiscal year ended September 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

Portfolio Composition

Based on Total Net Assets as of 9/30/18

GNMA	96.5%
U.S. Government and Agency Securities	1.6%
Short-Term Investments & Other Net Assets	1.9%

Performance Overview

The Fund’s Class A shares had a -1.42% cumulative total return for the 12 months under review. In comparison, the Bloomberg Barclays U.S. Government Intermediate Index, the intermediate component of the Bloomberg Barclays U.S. Government Index, had -1.18% total return.2 The Fund’s peers, as measured by the Lipper GNMA Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in GNMAs, had a -1.38% total return for the same period.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 29.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We currently invest the Fund’s assets substantially in GNMA obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities.

Dividend Distributions*

10/1/17–9/30/18

	Dividend per Share (cents)
Month	Class A**	Class A1	Class C	Class R	Class R6	Advisor Class

October	—	1.40	1.13	1.21	1.55	1.46
November	—	1.52	1.27	1.34	1.66	1.60
December	—	1.51	1.25	1.33	1.65	1.59
January	—	1.52	1.26	1.34	1.66	1.60
February	—	1.54	1.31	1.38	1.67	1.61
March	—	1.51	1.25	1.34	1.65	1.58
April	—	1.54	1.29	1.37	1.66	1.61
May	—	1.55	1.30	1.37	1.68	1.62
June	—	1.52	1.28	1.35	1.65	1.59
July	—	1.55	1.30	1.37	1.68	1.62
August	—	1.55	1.30	1.37	1.68	1.63
September	1.64	1.57	1.33	1.40	1.69	1.64
Total	1.64	18.28	15.27	16.17	19.88	19.15

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

Manager’s Discussion

Overall, the U.S. equity markets rose during the period, boosted by mostly upbeat economic data and improved U.S. corporate earnings. Manufacturing and services sectors had steady growth and employment levels increased. Retail sales generally grew and inflation, while slowed by period-end, also increased. In this environment, home sales declined due to low supply levels and rising prices.

During the period, Ginnie Mae (GNMA) mortgage backed securities (MBS) produced positive excess returns and outperformed Treasuries.

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

2. Source: Morningstar.

3. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 9/30/18, there were 53 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 87.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

MBS fundamentals remain supportive and the prepayment outlook continues to look fairly benign. In the current environment, many qualified homeowners have already refinanced and with rising mortgage rates there is less economic incentive to refinance, leaving only approximately 8% of the existing universe refinanceable. We expect prepayments to remain contained, given the low incentive to refinance loans, increasing mortgage rates and slowing seasonal home purchases.

As part of the balance sheet normalization plan, the Federal Reserve (Fed) is expected to incorporate a $16 billion cap on runoff during the third quarter of 2018. Considering the current composition of the Fed’s portfolio and the current pace of reinvestments, the Fed is expected to conclude their large-scale purchases in October, increasing the supply of securities in the market. Some of the demand slack may be offset with a decrease in supply due to higher mortgage rates and housing seasonality, though any additional supply will need to be absorbed by the market without the Fed’s demand component.

Within the agency mortgage pass-through sector, GNMAs underperformed their Freddie Mac and Fannie Mae counterparts. On an excess return basis, GNMA II 5.0% coupons were the best performers, while GNMA I and II 3.5% coupons generally lagged.

The Fund maintains a conservative, disciplined investment strategy and invests primarily in GNMA mortgage pass-throughs, which remain the only MBS that are backed by the full faith and credit of the U.S. government—the same guarantee applicable to U.S. Treasuries.1 We believe our collateral-intensive research approach can allow us to uncover dislocations across the GNMA markets and associated misvaluation of prepayment risk. We continue to focus on specified pools where we believe our experience and continual investment in new technologies help us uncover these discrepancies.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we added to GNMA II 3.0% and 4.0% coupons, while reducing exposure to 4.5% and 5.0% coupons. Our heaviest allocation was in 3.5%, 4.0% and 4.5% coupons at period-end. The Fund’s position in 3.0% and 4.0% coupon GNMA securities benefited performance, while our allocation to 3.5% coupon GNMAs detracted from performance.

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

Roger A. Bayston, CFA
Paul Varunok

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

28	Annual Report	franklintempleton.com

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of September 30, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

1-Year	-1.42%	-5.61%

5-Year	+5.36%	+0.18%

10-Year	+30.02%	+2.22%

Advisor

1-Year	-1.45%	-1.45%

5-Year	+5.96%	+1.17%

10-Year	+31.70%	+2.79%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver)	(without waiver)

A7	3.22%	—%	—%

Advisor	3.35%	2.73%	2.72%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/1/08–9/30/18)

Advisor Class (10/1/08–9/30/18)

See page 31 for Performance Summary footnotes.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (10/1/17–9/30/18)

Share Class	Net Investment Income
A (9/10/18–9/30/18)	$0.0164
A1	$0.1828
C	$0.1527
R	$0.1617
R6	$0.1988
Advisor	$0.1915

Total Annual Operating Expenses11

Share Class
A	0.87%
Advisor	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Advisor Class) per share on 9/30/18.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Share Class A launched on 9/10/18 and yield cannot be produced until this share class has been in existence for 30 days. This value will not be calculated until 10/31/18.

8. Source: Morningstar. Bloomberg Barclays U.S. Government Intermediate Index, the intermediate component of the Bloomberg Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

9. Source: Lipper, a Thomson Reuters Company. The Lipper GNMA Funds Classification Average is calculated by averaging the total sum for all funds within the Lipper GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in Government National Mortgage Association securities. For the one-year period ended 9/30/18, there were 53 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.

10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

11. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 4/1/18[1]	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[2,3,4]	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$ 997.70	$0.47	$1,020.76	$4.36	0.86%
A1	$1,000	$ 998.80	$3.71	$1,021.36	$3.75	0.74%
C	$1,000	$ 996.30	$6.21	$1,018.85	$6.28	1.24%
R	$1,000	$ 997.00	$5.46	$1,019.60	$5.52	1.09%
R6	$1,000	$ 1,000.10	$2.41	$1,022.66	$2.43	0.48%
Advisor	$1,000	$ 999.50	$2.96	$1,022.11	$2.99	0.59%

1. For Classes A1, C, R, R6 and Advisor, 4/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 4/1/18 for Hypothetical.

2. For Classes A1, C, R, R6 and Advisor, 4/1/18–9/30/18. For Class A, 9/10/18-9/30/18.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period. The multiplier is 20/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

32	Annual Report	franklintempleton.com

Franklin Utilities Fund

This annual report for Franklin Utilities Fund covers the fiscal year ended September 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in the securities of public utility companies. These are companies that provide electricity, natural gas, water, and communications services to the public and companies that provide services to public utilities companies. The Fund concentrates (invests more than 25% of its total assets) in companies operating in the utilities industry. The Fund invests primarily in equity securities, which consist mainly of common stocks.

Performance Overview

The Fund’s Class A shares delivered a +1.68% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, generated a +17.91% total return, and the S&P 500 Utilities Index, which measures the performance of all utilities stocks in the S&P 500, posted a +2.93% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 35.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we seek to invest in companies producing a high percentage of earnings from their regulated operations.

Manager’s Discussion

During the 12 months under review, the utilities sector contributed to the Fund’s absolute performance.2 Individual contributors included our investments in NextEra Energy, Exelon and FirstEnergy. A clean energy company with interests

Portfolio Composition

Based on Total Net Assets as of 9/30/18

in generating and distributing electricity, NextEra Energy delivered strong quarterly earnings, driven by solid contribution from both Florida Power Light Company and NextEra Energy Resources segments. NextEra Energy also raised its earnings guidance due to U.S. tax reform. Shares of Exelon, a utility services holding company, enjoyed substantial rallies that outpaced most of its industry peers. Exelon’s share price was also helped by strong cash flow support from merchant operations, higher-than-expected 2018 earnings guidance, healthy earnings growth and increased annual dividend growth that reflected better cash flow due to U.S. tax reform. Diversified energy company FirstEnergy made progress in transitioning to a fully regulated utility during the period. It reported strong quarterly results, reaffirmed its earnings growth for the regulated business and provided an overall earnings growth guidance that was slightly better than consensus view. The company sold shares to raise capital, which it planned to use to reduce debt and supplement the pension fund.

In contrast, key individual detractors included utility companies PG&E, Edison International and PPL. Shares of PG&E were heavily impacted by the devastating fires that occurred in Northern California in 2017, which was feared to be a large potential liability, and the company eliminated its dividend. Renewable energy company Edison International’s shares declined due to lawsuits and increased costs resulting from the

1. Source: Morningstar.

The indexes are unmanaged and include reinvested dividends. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. The utilities sector comprises electric utilities, gas utilities, multi-utilities and water utilities in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 96.

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FRANKLIN UTILITIES FUND

Top 10 Holdings

9/30/18

Company Sector/Industry	% of Total Net Assets

NextEra Energy Inc. Electric Utilities	8.3%

Dominion Energy Inc. Multi-Utilities	5.2%

Exelon Corp. Electric Utilities	5.1%

American Electric Power Co. Inc. Electric Utilities	4.8%

Sempra Energy Multi-Utilities	4.8%

Duke Energy Corp. Electric Utilities	4.5%

Evergy Inc. Electric Utilities	4.4%

CMS Energy Corp. Multi-Utilities	4.4%

Edison International Electric Utilities	3.9%

Xcel Energy Inc. Electric Utilities	3.8%

southern California wildfires and subsequent mudslides. Revenue for its subsidiary Southern California Edison was also limited pending a decision from the California Public Utilities Commission on a proposed rate increase. Electric utilities holding company PPL issued lower-than-expected 2018 earnings guidance due to plans to issue new equity to bolster assets after the implementation of U.S. tax reform. Concerns about regulation of their U.K. business and excessive leverage also depressed the stock. The energy sector also detracted from the Fund’s absolute performance, including energy company Enbridge.3

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

John C. Kohli, CFA
J. Blair Schmicker, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. The energy sector comprises oil, gas and consumable fuels in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

34	Annual Report	franklintempleton.com

FRANKLIN UTILITIES FUND

Performance Summary as of September 30, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

1-Year	+1.68%	-2.64%

5-Year	+58.94%	+8.76%

10-Year	+141.08%	+8.73%

Advisor

1-Year	+1.82%	+1.82%

5-Year	+60.23%	+9.89%

10-Year	+144.91%	+9.37%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver)	(without waiver)

A7	—%	—%	—%

Advisor	2.70%	3.00%	3.00%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 38 for Performance Summary footnotes.

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FRANKLIN UTILITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/1/08–9/30/18)

Advisor Class (10/1/08–9/30/18)

See page 38 for Performance Summary footnotes.

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FRANKLIN UTILITIES FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	9/30/18	9/10/18	9/30/17	Change

A (FKUQX)	$18.66	$19.16	N/A	-$ 0.50

A1 (FKUTX)	$18.66	N/A	$19.18	-$ 0.52

C (FRUSX)	$18.57	N/A	$19.09	-$ 0.52

R (FRURX)	$18.59	N/A	$19.11	-$ 0.52

R6 (FUFRX)	$18.81	N/A	$19.32	-$ 0.51

Advisor (FRUAX)	$18.81	N/A	$19.32	-$ 0.51

Distributions (10/1/17–9/30/18)
Share Class	Net Investment Income	Long-Term Capital Gain	Total

A (9/10/18–9/30/18)	$ —	$ —	$ —

A1	$0.5355	$0.3087	$0.8442

C	$0.4422	$0.3087	$0.7509

R	$0.4701	$0.3087	$0.7788

R6	$0.5813	$0.3087	$0.8900

Advisor	$0.5634	$0.3087	$0.8721

Total Annual Operating Expenses[9]

Share Class

A	0.83%

Advisor	0.58%

See page 38 for Performance Summary footnotes.

franklintempleton.com	Annual Report	37

FRANKLIN UTILITIES FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the utilities sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. Stocks historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Securities issued by utility companies have been historically sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on 9/30/18.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Share Class A launched on 9/10/18 and yield cannot be produced until this share class has been in existence for 30 days. This value will not be calculated until 10/31/18.

8. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The S&P 500 Utilities Index is market capitalization weighted and consists of all utility stocks in the S&P 500.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

38	Annual Report	franklintempleton.com

FRANKLIN UTILITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 4/1/18[1]	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[2],3,4	Ending Account Value 9/30/18	Expenses Paid During Period 4/1/18–9/30/18[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$ 973.90	$0.45	$1,020.86	$4.26	0.84%
A1	$1,000	$1,059.10	$3.87	$1,021.31	$3.80	0.75%
C	$1,000	$1,057.40	$6.45	$1,018.80	$6.33	1.25%
R	$1,000	$1,057.50	$5.67	$1,019.55	$5.57	1.10%
R6	$1,000	$1,061.10	$2.53	$1,022.61	$2.48	0.49%
Advisor	$1,000	$1,060.60	$3.10	$1,022.06	$3.04	0.60%

1. For Classes A1, C, R, R6 and Advisor, 4/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 4/1/18 for Hypothetical.

2. For Classes A1, C, R, R6 and Advisor, 4/1/18–9/30/18. For Class A, 9/10/18–9/30/18.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period. The multiplier is 20/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	39

FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin DynaTech Fund

	Year Ended September 30,
	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$63.10	$52.05	$46.04	$46.08	$42.13

Income from investment operations[a]:
Net investment income (loss)[b]	(0.23)	(0.18)	(0.14)	(0.21)	(0.18)
Net realized and unrealized gains (losses)	19.45	12.92	7.35	1.78	5.94

Total from investment operations	19.22	12.74	7.21	1.57	5.76

Less distributions from net realized gains	(1.16)	(1.69)	(1.20)	(1.61)	(1.81)

Net asset value, end of year	$81.16	$63.10	$52.05	$46.04	$46.08

Total return[c]	30.88%	25.67%	15.73%	3.40%	13.98%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.86%	0.92%	0.91%	0.89%	0.89%
Expenses net of waiver and payments by affiliates	0.86% [d,e]	0.91% [d]	0.90%	0.89% [e]	0.89% [d,e]
Net investment income (loss)	(0.32)%	(0.33)%	(0.30)%	(0.44)%	(0.41)%

Supplemental data
Net assets, end of year (000’s)	$3,741,562	$2,498,393	$2,123,082	$1,857,570	$1,504,338
Portfolio turnover rate	17.22%	19.85%	22.42%	31.02%	26.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)

	Year Ended September 30,
	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$53.49	$44.71	$40.00	$40.53	$37.53

Income from investment operations[a]:
Net investment income (loss)[b]	(0.65)	(0.50)	(0.43)	(0.50)	(0.46)
Net realized and unrealized gains (losses)	16.39	10.97	6.34	1.58	5.27

Total from investment operations	15.74	10.47	5.91	1.08	4.81

Less distributions from net realized gains	(1.16)	(1.69)	(1.20)	(1.61)	(1.81)

Net asset value, end of year.	$68.07	$53.49	$44.71	$40.00	$40.53

Total return[c]	29.93%	24.72%	14.86%	2.63%	13.13%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.61%	1.67%	1.66%	1.64%	1.64%
Expenses net of waiver and payments by affiliates	1.61% [d,e]	1.66% [d]	1.65%	1.64% [e]	1.64% [d,e]
Net investment income (loss)	(1.07)%	(1.08)%	(1.05)%	(1.19)%	(1.16)%

Supplemental data
Net assets, end of year (000’s)	$611,221	$374,502	$318,896	$270,961	$212,961
Portfolio turnover rate	17.22%	19.85%	22.42%	31.02%	26.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)

	Year Ended September 30,
	2018	2017	2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$61.51	$50.90	$45.16	$45.35	$41.58

Income from investment operations[a]:
Net investment income (loss)[b]	(0.40)	(0.31)	(0.26)	(0.32)	(0.29)
Net realized and unrealized gains (losses)	18.93	12.61	7.20	1.74	5.87

Total from investment operations	18.53	12.30	6.94	1.42	5.58

Less distributions from net realized gains	(1.16)	(1.69)	(1.20)	(1.61)	(1.81)

Net asset value, end of year.	$78.88	$61.51	$50.90	$45.16	$45.35

Total return	30.57%	25.36%	15.43%	3.11%	13.72%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.11%	1.17%	1.16%	1.14%	1.14%
Expenses net of waiver and payments by affiliates	1.11% [c,d]	1.16% [c]	1.15%	1.14% [d]	1.14% [c,d]
Net investment income (loss)	(0.57)%	(0.58)%	(0.55)%	(0.69)%	(0.66)%

Supplemental data
Net assets, end of year (000’s)	$95,925	$47,860	$38,862	$43,001	$45,230
Portfolio turnover rate	17.22%	19.85%	22.42%	31.02%	26.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

42	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)

	Year Ended September 30,
	2018		2017		2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$65.28		$53.56		$47.15	$46.97	$42.74

Income from investment operations[a]:
Net investment income (loss)[b]	0.04		0.06		0.06	(0.01)	(0.01)
Net realized and unrealized gains (losses)	20.15		13.35		7.55	1.80	6.05

Total from investment operations	20.19		13.41		7.61	1.79	6.04

Less distributions from net realized gains	(1.16)		(1.69)		(1.20)	(1.61)	(1.81)

Net asset value, end of year	$84.31		$65.28		$53.56	$47.15	$46.97

Total return	31.38%		26.17%		16.21%	3.81%	14.45%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.50%		0.49%		0.49%	0.48%	0.49%
Expenses net of waiver and payments by affiliates	0.50%	[c,d]	0.48%	[c]	0.48%	0.48% [d]	0.49% [c,d]
Net investment income (loss)	0.04%		0.10%		0.12%	(0.03)%	(0.01)%

Supplemental data
Net assets, end of year (000’s)	$1,688,595		$457,846		$359,505	$362,627	$342,466
Portfolio turnover rate	17.22%		19.85%		22.42%	31.02%	26.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)

	Year Ended September 30,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$64.78	$53.25	$46.96	$46.87	$42.71

Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)	(0.04)	(0.03)	(0.09)	(0.07)
Net realized and unrealized gains (losses)	20.00	13.26	7.52	1.79	6.04

Total from investment operations	19.94	13.22	7.49	1.70	5.97

Less distributions from net realized gains	(1.16)	(1.69)	(1.20)	(1.61)	(1.81)

Net asset value, end of year	$83.56	$64.78	$53.25	$46.96	$46.87

Total return	31.21%	25.98%	16.02%	3.62%	14.29%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.61%	0.67%	0.66%	0.64%	0.64%
Expenses net of waiver and payments by affiliates	0.61% [c,d]	0.66% [c]	0.65%	0.64% [d]	0.64% [c,d]
Net investment income (loss)	(0.07)%	(0.08)%	(0.05)%	(0.19)%	(0.16)%

Supplemental data
Net assets, end of year (000’s)	$680,066	$712,762	$203,443	$176,090	$159,180
Portfolio turnover rate	17.22%	19.85%	22.42%	31.02%	26.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

44	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2018

Franklin DynaTech Fund

	Country	Shares	Value
Common Stocks 97.8%
Aerospace & Defense 3.8%
The Boeing Co.	United States	250,000	$92,975,000
Heico Corp.	United States	650,000	60,196,500
Raytheon Co.	United States	500,000	103,330,000

			256,501,500

Air Freight & Logistics 0.7%
FedEx Corp.	United States	200,000	48,158,000

Biotechnology 2.0%
Amgen Inc.	United States	80,000	16,583,200
[a]Audentes Therapeutics Inc.	United States	20,000	791,800
[a]Bluebird Bio Inc.	United States	100,000	14,600,000
[a]Genomic Health Inc.	United States	100,000	7,022,000
[a]Homology Medicines Inc.	United States	30,000	685,800
[a]Neurocrine Biosciences Inc.	United States	300,000	36,885,000
[a]PTC Therapeutics Inc.	United States	150,000	7,050,000
[a]Regeneron Pharmaceuticals Inc.	United States	50,000	20,202,000
[a]Sarepta Therapeutics Inc.	United States	175,000	28,264,250
[a]uniQure NV	Netherlands	100,000	3,639,000

			135,723,050

Capital Markets 3.9%
The Charles Schwab Corp.	United States	1,400,000	68,810,000
Intercontinental Exchange Inc.	United States	750,000	56,167,500
Moody’s Corp.	United States	350,000	58,520,000
MSCI Inc.	United States	450,000	79,834,500
Nasdaq Inc.	United States	25,000	2,145,000

			265,477,000

Communications Equipment 0.4%
[a]Arista Networks Inc.	United States	50,000	13,293,000
[a]Palo Alto Networks Inc.	United States	60,000	13,515,600

			26,808,600

Diversified Consumer Services 0.4%
[a]Bright Horizons Family Solutions Inc.	United States	250,000	29,460,000

Electrical Equipment 0.2%
Nidec Corp.	Japan	100,000	14,382,507

Electronic Equipment, Instruments & Components 1.9%
Amphenol Corp., A	United States	700,000	65,814,000
Cognex Corp.	United States	400,000	22,328,000
Keyence Corp.	Japan	75,000	43,543,491

			131,685,491

Entertainment 3.7%
Activision Blizzard Inc.	United States	750,000	62,392,500
[a]Electronic Arts Inc.	United States	500,000	60,245,000
[a]Netflix Inc.	United States	250,000	93,532,500
[a]Sea Ltd., ADR	Thailand	50,000	691,500
[a]Spotify Technology SA	United States	120,000	21,699,600
[a]Take-Two Interactive Software Inc.	United States	100,000	13,799,000

			252,360,100

franklintempleton.com	Annual Report	45

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin DynaTech Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (REITs) 2.4%
American Tower Corp.	United States	400,000	$58,120,000
Equinix Inc.	United States	100,000	43,289,000
[a]SBA Communications Corp., A	United States	400,000	64,252,000

			165,661,000

Health Care Equipment & Supplies 9.4%
Abbott Laboratories	United States	1,000,000	73,360,000
[a]ABIOMED Inc.	United States	140,000	62,965,000
[a]Align Technology Inc.	United States	70,000	27,385,400
Becton, Dickinson and Co.	United States	250,000	65,250,000
Danaher Corp.	United States	500,000	54,330,000
[a]Edwards Lifesciences Corp.	United States	300,000	52,230,000
[a]IDEXX Laboratories Inc.	United States	450,000	112,347,000
[a]Intuitive Surgical Inc.	United States	150,000	86,100,000
[a]iRhythm Technologies Inc.	United States	315,000	29,817,900
[a]Neuronetics Inc.	United States	160,800	5,155,248
ResMed Inc.	United States	75,000	8,650,500
[a]Siemens Healthineers AG	Germany	250,000	10,992,746
Stryker Corp.	United States	300,000	53,304,000

			641,887,794

Health Care Providers & Services 1.4%
UnitedHealth Group Inc.	United States	350,000	93,114,000

Health Care Technology 1.3%
[a]Inspire Medical Systems Inc.	United States	350,000	14,728,000
[a]Veeva Systems Inc.	United States	700,000	76,209,000

			90,937,000

Industrial Conglomerates 0.3%
Roper Technologies Inc.	United States	75,000	22,215,750

Interactive Media & Services 9.3%
[a]Alphabet Inc., A	United States	200,000	241,416,000
[a]Alphabet Inc., C	United States	62,170	74,198,030
[a]CarGurus Inc.	United States	375,000	20,883,750
[a]Eventbrite Inc., A	United States	113,500	4,309,595
[a]Facebook Inc., A.	United States	1,000,000	164,460,000
[a]Match Group Inc.	United States	350,000	20,268,500
[a,b]Meituan Dianping, Reg S, B	China	680,400	5,970,899
Tencent Holdings Ltd.	China	2,500,000	103,211,961

			634,718,735

Internet & Direct Marketing Retail 11.3%
[a]Alibaba Group Holding Ltd., ADR	China	500,000	82,380,000
[a]Amazon.com Inc.	United States	250,000	500,750,000
[a]Booking Holdings Inc.	United States	20,000	39,680,000
[a]Delivery Hero SE	Germany	350,000	16,830,293
[a]Etsy Inc.	United States	500,000	25,690,000
[a]GrubHub Inc.	United States	300,000	41,586,000
[a]Just Eat PLC	United Kingdom	100,000	873,639
MercadoLibre Inc.	Argentina	100,000	34,047,000
[a]Mercari Inc.	Japan	200,000	6,608,298
Zozo Inc.	Japan	750,000	22,702,275

			771,147,505

46	Annual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin DynaTech Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
IT Services 11.1%
[a]Adyen NV	Netherlands	65,000	$53,049,612
[a]Fiserv Inc.	United States	500,000	41,190,000
[a]GoDaddy Inc., A	United States	500,000	41,695,000
[a]I3 Verticals Inc., A	United States	277,300	6,372,354
[a]InterXion Holding NV	Netherlands	500,000	33,650,000
Mastercard Inc., A	United States	1,000,000	222,610,000
[a]MongoDB Inc.	United States	325,000	26,503,750
[a]PagSeguro Digital Ltd.	Brazil	350,000	9,684,500
[a]PayPal Holdings Inc.	United States	600,000	52,704,000
[a]Shopify Inc., A	Canada	350,000	57,487,138
[a]Square Inc., A	United States	650,000	64,356,500
Visa Inc., A	United States	1,000,000	150,090,000

			759,392,854

Life Sciences Tools & Services 2.2%
[a]Illumina Inc.	United States	225,000	82,588,500
Thermo Fisher Scientific Inc.	United States	200,000	48,816,000
[a]Waters Corp.	United States	100,000	19,468,000

			150,872,500

Machinery 1.2%
Fortive Corp.	United States	1,000,000	84,200,000

Media 0.3%
[a]Liberty Broadband Corp., A	United States	200,000	16,866,000

Pharmaceuticals 0.3%
[a]Elanco Animal Health Inc.	United States	247,800	8,645,742
Merck KGaA	Germany	100,000	10,332,455

			18,978,197

Professional Services 1.2%
[a]CoStar Group Inc.	United States	150,000	63,126,000
TransUnion	United States	200,000	14,716,000

			77,842,000

Real Estate Management & Development 0.0%†
[a]Redfin Corp.	United States	50,000	935,000

Semiconductors & Semiconductor Equipment 6.1%
Analog Devices Inc.	United States	500,000	46,230,000
ASML Holding NV, N.Y. shs	Netherlands	200,000	37,604,000
Intel Corp.	United States	1,000,000	47,290,000
KLA-Tencor Corp.	United States	150,000	15,256,500
Lam Research Corp.	United States	350,000	53,095,000
Monolithic Power Systems	United States	350,000	43,935,500
NVIDIA Corp.	United States	425,000	119,433,500
Xilinx Inc.	United States	625,000	50,106,250

			412,950,750

Software 21.4%
[a]2U Inc.	United States	500,000	37,595,000
[a]Adobe Systems Inc.	United States	500,000	134,975,000
[a]Altair Engineering Inc.	United States	500,000	21,725,000
[a]Alteryx Inc.	United States	225,000	12,872,250
[a]ANSYS Inc.	United States	200,000	37,336,000
[a]Aspen Technology Inc.	United States	500,000	56,955,000

franklintempleton.com	Annual Report	47

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin DynaTech Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Software (continued)
[a]Atlassian Corp. PLC	United States	500,000	$48,070,000
[a]Autodesk Inc.	United States	400,000	62,444,000
[a]Avalara Inc.	United States	110,000	3,842,300
[a]Blackline Inc.	United States	350,000	19,764,500
[a]Cadence Design Systems Inc.	United States	500,000	22,660,000
Constellation Software Inc.	Canada	5,000	3,674,403
[a]DocuSign Inc.	United States	500,000	26,285,000
[a]Dropbox Inc., A	United States	150,000	4,024,500
[a]Guidewire Software Inc.	United States	500,000	50,505,000
[a]Hubspot Inc.	United States	250,000	37,737,500
Intuit Inc.	United States	300,000	68,220,000
Microsoft Corp.	United States	2,000,000	228,740,000
[a]Pluralsight Inc., A	United States	500,000	16,000,000
[a]PTC Inc.	United States	25,000	2,654,750
[a]Q2 Holdings Inc.	United States	500,000	30,275,000
[a]RealPage Inc.	United States	25,000	1,647,500
[a]Salesforce.com Inc.	United States	1,000,000	159,030,000
[a]SendGrid Inc.	United States	100,000	3,679,000
[a]ServiceNow Inc.	United States	600,000	117,378,000
[a]Smartsheet Inc. A	United States	200,000	6,252,000
[a]Splunk Inc.	United States	500,000	60,455,000
[a]SVMK Inc.	United States	125,100	2,005,353
[a]Tyler Technologies Inc.	United States	100,000	24,506,000
[a]Ultimate Software Group Inc.	United States	100,000	32,219,000
[a]Workday Inc., A	United States	500,000	72,990,000
[a]Zendesk Inc.	United States	500,000	35,500,000
[a]Zscaler Inc.	United States	200,000	8,156,000
[a]Zuora Inc.	United States	200,000	4,622,000

			1,454,795,056

Technology Hardware, Storage & Peripherals 1.3%
Apple Inc.	United States	400,000	90,296,000

Textiles, Apparel & Luxury Goods 0.3%
NIKE Inc., B	United States	200,000	16,944,000

Total Common Stocks (Cost $3,421,116,937)			6,664,310,389

Short Term Investments (Cost $125,141,525) 1.8%

Money Market Funds 1.8%
[c,d]Institutional Fiduciary Trust Money Market Portfolio, 1.69%	United States	125,141,525	125,141,525

Total Investments (Cost $3,546,258,462) 99.6%			6,789,451,914
Other Assets, less Liabilities 0.4%			27,917,474

Net Assets 100.0%			$6,817,369,388

48	Annual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin DynaTech Fund (continued)

See Abbreviations on page 130.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At September 30, 2018, the value of this security was $5,970,899, representing less than 0.1% of net assets.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	49

FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin Growth Fund

	Year Ended September 30,
	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 91.61	$78.54	$72.40	$70.51	$59.49

Income from investment operations[a]:
Net investment income[b]	0.41	0.40	0.47 [c]	0.29	0.26
Net realized and unrealized gains (losses)	18.18	15.56	8.51	1.79	11.06

Total from investment operations	18.59	15.96	8.98	2.08	11.32

Less distributions from:
Net investment income	(0.36)	(0.39)	(0.47)	(0.19)	(0.30)
Net realized gains	(2.25)	(2.50)	(2.37)	—	—

Total distributions	(2.61)	(2.89)	(2.84)	(0.19)	(0.30)

Net asset value, end of year	$107.59	$91.61	$78.54	$72.40	$70.51

Total return[d]	20.72%	21.12%	12.57%	2.94%	19.08%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.83%	0.88%	0.88%	0.88%	0.90%
Expenses net of waiver and payments by affiliates[e]	0.83% [f]	0.87%	0.86%	0.88% [f]	0.90% [f]
Net investment income	0.41%	0.47%	0.63% [c]	0.38%	0.40%

Supplemental data
Net assets, end of year (000’s)	$9,044,834	$8,051,641	$7,628,523	$7,185,665	$6,611,073
Portfolio turnover rate	6.05% [g]	5.60%	7.53%	5.05%	1.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.50%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

50	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Year Ended September 30,
	2018		2017	2016	2015		2014

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$84.25		$72.60	$67.17	$65.75		$55.64

Income from investment operations[a]:
Net investment income (loss)[b]	(0.30)		(0.21)	(0.08)[c]	(0.26)		(0.22)
Net realized and unrealized gains (losses)	16.68		14.36	7.88	1.68		10.33

Total from investment operations	16.38		14.15	7.80	1.42		10.11

Less distributions from net realized gains	(2.25)		(2.50)	(2.37)	—		—

Net asset value, end of year	$98.38		$84.25	$72.60	$67.17		$65.75

Total return[d]	19.82%		20.21%	11.74%	2.16%		18.17%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.58%		1.63%	1.63%	1.63%		1.65%
Expenses net of waiver and payments by affiliates[e]	1.58%	[f]	1.62%	1.61%	1.63%	[f]	1.65%	[f]
Net investment income (loss)	(0.34)%		(0.28)%	(0.12)%[c]	(0.37)%		(0.35)%

Supplemental data
Net assets, end of year (000’s)	$1,060,258		$930,751	$846,965	$777,570		$662,548
Portfolio turnover rate	6.05%	[g]	5.60%	7.53%	5.05%		1.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.25)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Year Ended September 30,
	2018	2017	2016	2015		2014

Class R

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 91.13	$78.14	$71.93	$70.05		$59.07

Income from investment operations[a]:
Net investment income[b]	0.16	0.19	0.29 [c]	0.10		0.10
Net realized and unrealized gains (losses)	18.09	15.51	8.45	1.78		10.98

Total from investment operations	18.25	15.70	8.74	1.88		11.08

Less distributions from:
Net investment income	(0.13)	(0.21)	(0.16)	—		(0.10)
Net realized gains	(2.25)	(2.50)	(2.37)	—		—

Total distributions	(2.38)	(2.71)	(2.53)	—		(0.10)

Net asset value, end of year	$107.00	$91.13	$78.14	$71.93		$70.05

Total return	20.42%	20.81%	12.29%	2.68%		18.77%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.08%	1.13%	1.13%	1.13%		1.15%
Expenses net of waiver and payments by affiliates[d]	1.08% [e]	1.12%	1.11%	1.13%	[e]	1.15% [e]
Net investment income	0.16%	0.22%	0.38% [c]	0.13%		0.15%

Supplemental data
Net assets, end of year (000’s)	$524,960	$510,317	$477,221	$501,813		$565,634
Portfolio turnover rate	6.05% [f]	5.60%	7.53%	5.05%		1.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.25%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

52	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Year Ended September 30,
	2018	2017	2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 91.90	$78.79	$72.69	$70.76	$59.71

Income from investment operations[a]:
Net investment income[b]	0.77	0.74	0.78 [c]	0.61	0.55
Net realized and unrealized gains (losses)	18.22	15.59	8.56	1.79	11.08

Total from investment operations	18.99	16.33	9.34	2.40	11.63

Less distributions from:
Net investment income	(0.74)	(0.72)	(0.87)	(0.47)	(0.58)
Net realized gains	(2.25)	(2.50)	(2.37)	—	—

Total distributions	(2.99)	(3.22)	(3.24)	(0.47)	(0.58)

Net asset value, end of year	$107.90	$91.90	$78.79	$72.69	$70.76

Total return	21.17%	21.61%	13.05%	3.37%	19.59%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.47%	0.46%	0.46%	0.46%	0.47%
Expenses net of waiver and payments by affiliates[d]	0.46%	0.45%	0.44%	0.46% [e]	0.47% [e]
Net investment income	0.78%	0.89%	1.05% [c]	0.80%	0.83%

Supplemental data
Net assets, end of year (000’s)	$2,634,455	$1,700,993	$1,247,825	$1,163,362	$1,107,887
Portfolio turnover rate	6.05% [f]	5.60%	7.53%	5.05%	1.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.92%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	53

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Year Ended September 30,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 91.90	$78.80	$72.67	$70.75	$59.66

Income from investment operations[a]:
Net investment income[b]	0.66	0.60	0.65 [c]	0.48	0.43
Net realized and unrealized gains (losses)	18.23	15.61	8.56	1.79	11.08

Total from investment operations	18.89	16.21	9.21	2.27	11.51

Less distributions from:
Net investment income	(0.59)	(0.61)	(0.71)	(0.35)	(0.42)
Net realized gains	(2.25)	(2.50)	(2.37)	—	—

Total distributions	(2.84)	(3.11)	(3.08)	(0.35)	(0.42)

Net asset value, end of year	$107.95	$91.90	$78.80	$72.67	$70.75

Total return	21.02%	21.43%	12.85%	3.20%	19.37%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.58%	0.63%	0.63%	0.63%	0.65%
Expenses net of waiver and payments by affiliates[d]	0.58% [e]	0.62%	0.61%	0.63% [e]	0.65% [e]
Net investment income	0.66%	0.72%	0.88% [c]	0.63%	0.65%

Supplemental data
Net assets, end of year (000’s)	$3,139,208	$2,801,153	$1,998,483	$1,514,492	$1,414,980
Portfolio turnover rate	6.05% [f]	5.60%	7.53%	5.05%	1.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

54	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2018

Franklin Growth Fund

	Country	Shares	Value
Common Stocks 97.9%
Automobiles & Components 0.4%
BorgWarner Inc.	United States	1,643,554	$70,311,240

Banks 0.2%
Wells Fargo & Co.	United States	747,070	39,265,999

Capital Goods 17.2%
3M Co.	United States	851,660	179,453,279
Allegion PLC	United States	697,265	63,151,291
AMETEK Inc.	United States	697,265	55,167,607
The Boeing Co.	United States	1,095,703	407,491,946
BWX Technologies Inc.	United States	1,195,312	74,754,812
Caterpillar Inc.	United States	547,852	83,541,951
Deere & Co.	United States	498,047	74,871,405
Emerson Electric Co.	United States	1,095,703	83,908,936
Fortive Corp.	United States	522,949	44,032,306
General Dynamics Corp.	United States	996,093	203,920,159
General Electric Co.	United States	2,490,233	28,114,731
Huntington Ingalls Industries Inc.	United States	298,828	76,523,874
Illinois Tool Works Inc.	United States	996,093	140,568,644
Ingersoll-Rand PLC	United States	1,095,703	112,090,417
Lockheed Martin Corp.	United States	498,047	172,304,340
Northrop Grumman Corp.	United States	1,095,703	347,743,261
Raytheon Co.	United States	597,656	123,511,589
Rockwell Collins Inc.	United States	348,633	48,972,478
[a]Sensata Technologies Holding PLC	United States	3,187,498	157,940,526
Stanley Black & Decker Inc.	United States	647,461	94,814,189
Textron Inc.	United States	1,593,749	113,905,241
United Technologies Corp.	United States	926,367	129,515,370

			2,816,298,352

Commercial & Professional Services 2.7%
Equifax Inc.	United States	547,852	71,533,036
[a]IHS Markit Ltd.	United States	3,542,704	191,164,308
[a]Verisk Analytics Inc.	United States	1,494,140	180,118,577

			442,815,921

Consumer Durables & Apparel 1.0%
NIKE Inc., B	United States	1,872,655	158,651,332

Consumer Services 0.9%
Carnival Corp.	United States	1,195,312	76,225,046
Graham Holdings Co., B	United States	79,688	46,163,258
Marriott International Inc., A	United States	199,219	26,302,885

			148,691,189

Diversified Financials 3.5%
American Express Co.	United States	597,656	63,644,387
[a]Berkshire Hathaway Inc., A	United States	184	58,880,009
BlackRock Inc.	United States	224,121	105,634,951
The Charles Schwab Corp.	United States	2,988,279	146,873,913
Intercontinental Exchange Inc.	United States	1,394,530	104,436,352
T. Rowe Price Group Inc.	United States	896,484	97,878,123

			577,347,735

franklintempleton.com	Annual Report	55

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Growth Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Energy 1.0%
Cabot Oil & Gas Corp., A	United States	3,386,716	$76,268,844
[a]Concho Resources Inc.	United States	597,656	91,291,954

			167,560,798

Food, Beverage & Tobacco 3.2%
Anheuser-Busch InBev SA/NV, ADR	Belgium	348,633	30,529,792
Brown-Forman Corp., B	United States	1,618,651	81,822,808
Constellation Brands Inc., A	United States	547,852	118,127,848
Mondelez International Inc., A	United States	1,494,140	64,188,255
[a]Monster Beverage Corp.	United States	2,689,451	156,741,204
PepsiCo Inc.	United States	647,461	72,386,140

			523,796,047

Health Care Equipment & Services 8.5%
Abbott Laboratories	United States	1,344,726	98,649,099
[a]ABIOMED Inc.	United States	199,219	89,598,745
Aetna Inc.	United States	647,461	131,337,464
Baxter International Inc.	United States	398,438	30,715,585
Becton, Dickinson and Co.	United States	77,397	20,200,617
CVS Health Corp.	United States	653,437	51,438,561
Danaher Corp.	United States	1,045,898	113,647,277
[a]Edwards Lifesciences Corp.	United States	398,438	69,368,056
[a]Haemonetics Corp.	United States	996,093	114,132,336
[a]Intuitive Surgical Inc.	United States	448,242	257,290,908
[a]Laboratory Corp. of America Holdings	United States	498,047	86,500,803
Quest Diagnostics Inc.	United States	896,484	96,739,588
Stryker Corp.	United States	398,438	70,794,464
Teleflex Inc.	United States	498,047	132,525,326
[a]Varian Medical Systems Inc.	United States	298,828	33,447,818

			1,396,386,647

Insurance 0.3%
Aflac Inc.	United States	1,195,312	56,263,336

Materials 4.4%
Air Products and Chemicals Inc.	United States	498,047	83,198,751
Albemarle Corp.	United States	547,852	54,664,673
[a]Axalta Coating Systems Ltd.	United States	3,386,716	98,756,639
Celanese Corp.	United States	1,245,117	141,943,338
Ecolab Inc.	United States	916,406	143,674,133
International Flavors & Fragrances Inc.	United States	198,721	27,646,065
Martin Marietta Materials Inc.	United States	398,438	72,495,794
Praxair Inc.	United States	572,754	92,058,750

			714,438,143

Media & Entertainment 5.7%
[a]Alphabet Inc., A	United States	164,356	198,390,841
[a]Alphabet Inc., C	United States	157,813	188,345,081
Cable One Inc.	United States	79,688	70,413,114
Comcast Corp., A	United States	109,571	3,879,909
[a]Electronic Arts Inc.	United States	597,656	72,011,571
[a]Facebook Inc., A	United States	871,582	143,340,376
[a]IAC/InterActiveCorp.	United States	298,828	64,762,004
The Walt Disney Co.	United States	1,717,553	200,850,648

			941,993,544

56	Annual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Growth Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Pharmaceuticals, Biotechnology & Life Sciences 12.7%
AbbVie Inc.	United States	458,203	$43,336,840
Agilent Technologies Inc.	United States	1,294,921	91,343,727
Amgen Inc.	United States	996,093	206,480,118
AstraZeneca PLC, ADR	United Kingdom	1,992,186	78,830,800
[a]Biogen Inc.	United States	498,047	175,964,986
[a]Catalent Inc.	United States	3,386,716	154,264,914
[a]Celgene Corp.	United States	1,294,921	115,882,480
[a]Elanco Animal Health Inc.	United States	610,307	21,293,611
Eli Lilly & Co.	United States	1,444,335	154,991,589
Gilead Sciences Inc.	United States	647,461	49,990,464
[a]Illumina Inc.	United States	522,949	191,953,660
Johnson & Johnson	United States	1,195,412	165,170,076
Merck & Co. Inc.	United States	996,093	70,662,837
[a]Mettler-Toledo International Inc.	United States	423,340	257,805,593
[a]Neurocrine Biosciences Inc.	United States	498,047	61,234,879
Pfizer Inc.	United States	2,750,213	121,201,887
[a]Waters Corp.	United States	622,559	121,199,786

			2,081,608,247

Real Estate 1.6%
American Tower Corp.	United States	896,484	130,259,125
Equinix Inc.	United States	298,828	129,359,653

			259,618,778

Retailing 5.0%
[a]Alibaba Group Holding Ltd., ADR	China	478,524	78,841,614
[a]Amazon.com Inc.	United States	348,633	698,311,899
Expedia Group Inc.	United States	348,633	45,489,634

			822,643,147

Semiconductors & Semiconductor Equipment 2.4%
ASML Holding NV, N.Y. shs	Netherlands	647,461	121,735,617
Intel Corp.	United States	1,095,703	51,815,795
Lam Research Corp.	United States	29,883	4,533,251
Monolithic Power Systems	United States	448,242	56,267,818
Texas Instruments Inc.	United States	1,394,530	149,619,124
Versum Materials Inc.	United States	249,024	8,967,354

			392,938,959

Software & Services 11.7%
[a]Adyen NV	Netherlands	59,965	48,940,308
[a]Autodesk Inc.	United States	796,875	124,400,156
Automatic Data Processing Inc.	United States	697,265	105,049,945
CDK Global LLC	United States	232,422	14,540,320
DXC Technology Co.	United States	1,394,530	130,416,446
Intuit Inc.	United States	996,093	226,511,548
Mastercard Inc., A	United States	1,394,530	310,436,323
Microsoft Corp.	United States	3,386,716	387,338,709
Perspecta Inc.	United States	697,265	17,933,656
[a]Salesforce.com Inc.	United States	547,852	87,124,904
[a]ServiceNow Inc.	United States	996,093	194,865,674
[a]Twilio Inc., A	United States	209,180	18,048,050
[a]Tyler Technologies Inc.	United States	174,317	42,718,124

franklintempleton.com	Annual Report	57

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Growth Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Software & Services (continued)
Visa Inc., A	United States	1,394,530	$209,305,008

			1,917,629,171

Technology Hardware & Equipment 8.9%
Apple Inc.	United States	4,070,036	918,769,927
Cisco Systems Inc.	United States	2,933,494	142,714,483
Cognex Corp.	United States	846,679	47,261,622
[a]Keysight Technologies Inc.	United States	647,461	42,913,715
TE Connectivity Ltd.	United States	1,643,554	144,517,703
[a]Trimble Inc.	United States	2,689,451	116,883,540
[a]ViaSat Inc.	United States	697,265	44,590,097

			1,457,651,087

Transportation 5.7%
Alaska Air Group Inc.	United States	3,187,498	219,491,112
Allegiant Travel Co.	United States	199,219	25,260,969
Canadian National Railway Co.	Canada	996,093	89,449,152
Canadian Pacific Railway Ltd.	Canada	498,047	105,556,081
J.B. Hunt Transport Services Inc.	United States	498,047	59,237,710
Kansas City Southern	United States	747,070	84,628,090
[a]Ryanair Holdings PLC, ADR	Ireland	232,309	22,310,956
Union Pacific Corp.	United States	2,022,069	329,253,495

			935,187,565

Utilities 0.9%
American Water Works Co. Inc.	United States	697,265	61,338,402
NextEra Energy Inc.	United States	498,047	83,472,677

			144,811,079

Total Common Stocks (Cost $5,320,743,047)			16,065,908,316

Management Investment Companies (Cost $10,108,515) 0.7%
Diversified Financials 0.7%
[a]Altaba Inc.	United States	1,693,358	115,351,547

Total Investments before Short Term Investments (Cost $5,330,851,562)			16,181,259,863

Short Term Investments (Cost $224,477,141) 1.4%

Money Market Funds 1.4%
[b,c]Institutional Fiduciary Trust Money Market Portfolio, 1.69%	United States	224,477,141	224,477,141

Total Investments (Cost $5,555,328,703) 100.0%			16,405,737,004
Other Assets, less Liabilities (0.0)%†			(2,021,685)

Net Assets 100.0%			$16,403,715,319

See Abbreviations on page 130.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

58	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin Income Fund

Year Ended September 30, 2018[a]
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 2.31
Income from investment operations[b]:
Net investment income (loss)[c]	(0.04)
Net realized and unrealized gains (losses)	0.05

Total from investment operations	0.01

Net asset value, end of year.	$ 2.32

Total return[d]	0.43%

Ratios to average net assets[e]
Expenses[f]	0.71%
Net investment income	3.89%

Supplemental data
Net assets, end of year (000’s)	$107,057
Portfolio turnover rate	49.95%

aFor the period September 10, 2018 (effective date) to September 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	59

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Year Ended September 30,
	2018	2017	2016		2015	2014

Class A1

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 2.39	$ 2.25	$ 2.10		$ 2.48	$ 2.33
Income from investment operations[a]:
Net investment income[b]	0.09	0.10	0.10		0.10	0.11
Net realized and unrealized gains (losses)	(0.04)	0.16	0.17		(0.36)	0.16
Total from investment operations	0.05	0.26	0.27		(0.26)	0.27
Less distributions from net investment income	(0.12)	(0.12)	(0.12)		(0.12)	(0.12)
Net asset value, end of year	$ 2.32	$ 2.39	$ 2.25		$ 2.10	$ 2.48

Total return[c]	2.18%	11.86%	13.31%		(10.93)%	11.86%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.61%	0.62%	0.61%		0.61%	0.61%
Expenses net of waiver and payments by affiliates[d]	0.61% [e]	0.61%	0.61%	[e]	0.61% [e]	0.61%	[e]
Net investment income	3.99%	4.22%	4.57%		4.43%	4.28%

Supplemental data
Net assets, end of year (000’s)	$42,929,573	$46,505,632	$45,515,127		$44,886,127	$53,823,921
Portfolio turnover rate	49.95%	34.12%	61.26%		44.81%	36.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

60	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Year Ended September 30,
	2018	2017	2016		2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 2.42	$ 2.27	$ 2.13		$ 2.50	$ 2.35

Income from investment operations[a]:
Net investment income[b]	0.08	0.09	0.09		0.09	0.09
Net realized and unrealized gains (losses)	(0.04)	0.17	0.16		(0.35)	0.17

Total from investment operations	0.04	0.26	0.25		(0.26)	0.26
Less distributions from net investment income	(0.11)	(0.11)	(0.11)		(0.11)	(0.11)
Net asset value, end of year	$ 2.35	$ 2.42	$ 2.27		$ 2.13	$ 2.50

Total return[c]	1.61%	11.63%	12.07%		(10.89)%	11.19%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.11%	1.12%	1.11%		1.11%	1.11%
Expenses net of waiver and payments by affiliates[d]	1.11% [e]	1.11%	1.11%	[e]	1.11% [e]	1.11%	[e]
Net investment income	3.49%	3.72%	4.07%		3.93%	3.78%

Supplemental data
Net assets, end of year (000’s)	$19,895,441	$23,036,875	$23,841,466		$24,091,638	$28,802,209
Portfolio turnover rate	49.95%	34.12%	61.26%		44.81%	36.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	61

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Year Ended September 30,
	2018	2017	2016		2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 2.35	$ 2.21	$ 2.07		$ 2.44	$ 2.29

Income from investment operations[a]:
Net investment income[b]	0.08	0.09	0.09		0.10	0.10
Net realized and unrealized gains (losses)	(0.04)	0.16	0.16		(0.36)	0.16

Total from investment operations	0.04	0.25	0.25		(0.26)	0.26
Less distributions from net investment income	(0.11)	(0.11)	(0.11)		(0.11)	(0.11)
Net asset value, end of year	$ 2.28	$ 2.35	$ 2.21		$ 2.07	$ 2.44

Total return	1.86%	11.67%	12.62%		(10.99)%	11.66%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.96%	0.97%	0.96%		0.96%	0.96%
Expenses net of waiver and payments by affiliates[c]	0.96% [d]	0.96%	0.96%	[d]	0.96% [d]	0.96%	[d]
Net investment income	3.64%	3.87%	4.22%		4.08%	3.93%

Supplemental data
Net assets, end of year (000’s)	$296,098	$361,603	$396,107		$416,653	$514,892
Portfolio turnover rate	49.95%	34.12%	61.26%		44.81%	36.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

62	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Year Ended September 30,
	2018	2017	2016		2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 2.37	$ 2.23	$ 2.09		$ 2.46	$ 2.31

Income from investment operations[a]:
Net investment income[b]	0.10	0.11	0.10		0.11	0.11
Net realized and unrealized gains (losses)	(0.05)	0.15	0.16		(0.35)	0.17
Total from investment operations	0.05	0.26	0.26		(0.24)	0.28
Less distributions from net investment income	(0.12)	(0.12)	(0.12)		(0.13)	(0.13)
Net asset value, end of year	$ 2.30	$ 2.37	$ 2.23		$ 2.09	$ 2.46

Total return	2.40%	12.15%	13.15%		(10.39)%	12.19%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.39%	0.39%	0.38%		0.38%	0.38%
Expenses net of waiver and payments by affiliates[c]	0.39% [d]	0.38%	0.38%	[d]	0.38% [d]	0.38%	[d]
Net investment income	4.21%	4.45%	4.80%		4.66%	4.50%

Supplemental data
Net assets, end of year (000’s)	$2,062,334	$1,815,977	$1,737,577		$1,744,718	$2,108,076
Portfolio turnover rate	49.95%	34.12%	61.26%		44.81%	36.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	63

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Year Ended September 30,
	2018	2017	2016		2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 2.37	$ 2.23	$ 2.09		$ 2.46	$ 2.31

Income from investment operations[a]:
Net investment income[b]	0.10	0.10	0.10		0.11	0.11
Net realized and unrealized gains (losses)	(0.05)	0.16	0.16		(0.36)	0.17
Total from investment operations	0.05	0.26	0.26		(0.25)	0.28
Less distributions from net investment income	(0.12)	(0.12)	(0.12)		(0.12)	(0.13)
Net asset value, end of year	$ 2.30	$ 2.37	$ 2.23		$ 2.09	$ 2.46

Total return	2.34%	12.09%	13.06%		(10.46)%	12.12%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.46%	0.47%	0.46%		0.46%	0.46%
Expenses net of waiver and payments by affiliates[c]	0.46% [d]	0.46%	0.46%	[d]	0.46% [d]	0.46%	[d]
Net investment income	4.14%	4.37%	4.72%		4.58%	4.43%

Supplemental data
Net assets, end of year (000’s)	$11,328,761	$11,671,173	$8,143,479		$7,754,475	$9,096,269
Portfolio turnover rate	49.95%	34.12%	61.26%		44.81%	36.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

64	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2018

Franklin Income Fund

	Country	Shares	Value
Common Stocks 35.2%
Communication Services 1.6%
BCE Inc.	Canada	6,000,000	$242,915,168
Verizon Communications Inc.	United States	18,000,000	961,020,000

			1,203,935,168

Consumer Discretionary 1.7%
Daimler AG	Germany	5,000,000	315,488,177
[a]Ford Motor Co.	United States	53,300,341	493,028,154
General Motors Co.	United States	11,793,000	397,070,310
[b]Target Corp.	United States	1,000,000	88,210,000

			1,293,796,641

Consumer Staples 3.6%
[c]Anheuser-Busch InBev SA/NV, ADR	Belgium	5,999,930	525,413,870
[b]The Coca-Cola Co.	United States	7,000,000	323,330,000
Nestle SA	Switzerland	5,000,000	416,768,541
PepsiCo Inc.	United States	5,500,000	614,900,000
[b]Philip Morris International Inc.	United States	4,519,400	368,511,876
The Procter & Gamble Co.	United States	6,500,000	540,995,000

			2,789,919,287

Energy 4.7%
Baker Hughes a GE Co., A	United States	9,500,000	321,385,000
[b]BP PLC, ADR	United Kingdom	4,000,000	184,400,000
Chevron Corp.	United States	3,000,000	366,840,000
Exxon Mobil Corp.	United States	6,500,000	552,630,000
Halliburton Co.	United States	12,948,409	524,799,017
[b]Occidental Petroleum Corp.	United States	2,500,000	205,425,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	13,500,000	919,890,000
Schlumberger Ltd.	United States	237,000	14,438,040
[d,e]Talos Energy Inc.	United States	5,517,437	181,082,282
TransCanada Corp.	Canada	4,500,000	182,070,000
The Williams Cos. Inc.	United States	6,500,000	176,735,000

			3,629,694,339

Financials 5.8%
AXA SA	France	18,000,000	483,767,887
[b]Bank of America Corp.	United States	15,000,000	441,900,000
Barclays PLC	United Kingdom	59,230,758	132,631,775
HSBC Holdings PLC	United Kingdom	30,000,000	261,935,336
[b]JPMorgan Chase & Co.	United States	7,500,000	846,300,000
[b]MetLife Inc.	United States	8,880,000	414,873,600
U.S. Bancorp	United States	6,000,000	316,860,000
Wells Fargo & Co.	United States	29,690,000	1,560,506,400

			4,458,774,998

Health Care 4.3%
AstraZeneca PLC	United Kingdom	10,000,000	777,306,863
[b]Eli Lilly & Co.	United States	2,000,000	214,620,000
Johnson & Johnson	United States	3,000,000	414,510,000
[b]Merck & Co. Inc.	United States	14,000,000	993,160,000
Pfizer Inc.	United States	20,000,000	881,400,000

			3,280,996,863

franklintempleton.com	Annual Report	65

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Industrials 1.6%
[b]3M Co.	United States	1,000,000	$210,710,000
[d,f]CEVA Logistics AG	Switzerland	1,963,608	36,663,024
Cummins Inc.	United States	1,760,706	257,186,325
General Electric Co.	United States	66,000,000	745,140,000

			1,249,699,349

Information Technology 2.2%
Analog Devices Inc.	United States	3,000,000	277,380,000
Applied Materials Inc.	United States	1,000,000	38,650,000
Intel Corp.	United States	3,000,000	141,870,000
Lam Research Corp.	United States	1,500,000	227,550,000
Microchip Technology Inc.	United States	400,000	31,564,000
Microsoft Corp.	United States	2,908,000	332,587,960
Oracle Corp.	United States	3,920,015	202,115,974
Texas Instruments Inc.	United States	4,000,000	429,160,000

			1,680,877,934

Materials 2.7%
BASF SE	Germany	10,000,000	888,707,264
BHP Billiton PLC	United Kingdom	5,000,000	108,924,638
DowDuPont Inc.	United States	7,757,000	498,852,670
Rio Tinto PLC, ADR.	Australia	11,251,535	574,053,316

			2,070,537,888

Real Estate 0.6%
Host Hotels & Resorts Inc.	United States	20,000,000	422,000,000

Utilities 6.4%
[b]Dominion Energy Inc.	United States	18,000,000	1,265,040,000
Duke Energy Corp.	United States	9,000,000	720,180,000
Entergy Corp.	United States	1,428,600	115,902,318
[b]Sempra Energy.	United States	10,330,000	1,175,037,500
The Southern Co.	United States	30,000,000	1,308,000,000
Xcel Energy Inc.	United States	6,500,000	306,865,000

			4,891,024,818

Total Common Stocks (Cost $23,998,851,144)			26,971,257,285

[g]Equity-Linked Securities 12.8%
Communication Services 0.9%
[h]Barclays Bank PLC into Alphabet Inc., 7.00%, A, 144A	United States	182,000	211,912,165
[h]Credit Suisse AG London into Comcast Corp., 7.00%, A, 144A	United States	6,204,000	225,201,869
[h]Goldman Sachs International into Comcast Corp., 7.00%, A, 144A	United States	5,970,000	212,915,447
[h]Royal Bank of Canada into Alphabet Inc., 6.00%, A, 144A	Belgium	24,100	29,218,258

			679,247,739

Consumer Discretionary 2.1%
[h]Citigroup Global Markets Holdings Inc. into Ford Motor Co., 9.00%, 144A	United States	17,100,000	162,957,989
[h]Citigroup Global Markets Holdings Inc. into General Motors Co., 9.00%, 144A	United States	8,350,000	288,837,664
[h]Credit Suisse AG London into General Motors Co., 8.00%, 144A	United States	5,680,000	199,376,912
[h]Credit Suisse AG London into Newell Brands Inc., 7.00%, 144A	United States	3,940,000	82,837,921
[h]JP Morgan Chase Financial Co. LLC into Ford Motor Co., 10.00%, 144A	United States	28,170,000	269,104,038
[h]Morgan Stanley BV into Target Corp., 8.00%, 144A	United States	3,379,000	283,786,660
[h]Wells Fargo Bank National Assn. into Ford Motor Co., 8.50%, 144A	United States	12,500,000	120,573,925

66	Annual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Shares	Value

[g]Equity-Linked Securities (continued)
Consumer Discretionary (continued)
[h]Wells Fargo Bank National Assn. into Target Corp., 8.00%, 144A	United States	2,536,000	$218,228,138

			1,625,703,247

Energy 1.1%
[h]BNP Paribas Arbitrage Issuance BV into Anadarko Petroleum Corp., 8.50%, 144A	United States	4,464,000	247,265,451
[h]JP Morgan Chase Financial Co. LLC into Schlumberger Ltd., 144A	United States	4,170,000	250,955,262
[h]Royal Bank of Canada into Anadarko Petroleum Corp., 8.50%, 144A	United States	4,450,000	252,854,229
[h]UBS AG London into Halliburton Co., 7.00%, 144A	United States	1,400,000	58,883,818

			809,958,760

Financials 1.1%
[h]Barclays Bank PLC into Wells Fargo & Co., 6.50%, 144A	United States	4,355,000	232,728,870
[h]Barclays Bank PLC into MetLife Inc., 7.00%, 144A	United States	5,339,000	248,557,871
[h]Deutsche Bank AG London into Wells Fargo & Co., 7.00%, 144A	United States	3,785,000	204,960,475
[h]Royal Bank of Canada into U.S. Bancorp, 6.00%, 144A	United States	3,680,000	196,768,353

			883,015,569

Health Care 1.0%
[h]Barclays Bank PLC into Mylan NV, 7.50%, 144A	United States	2,421,000	89,266,819
[h]Citigroup Global Markets Holdings Inc. into Medtronic PLC, 6.00%, 144A	United States	1,882,000	165,439,675
[h]Merrill Lynch International & Co. CV into Merck & Co. Inc., 6.50%, 144A	United States	4,125,000	274,243,988
[h]UBS AG London into Medtronic PLC, 6.00%, 144A	United States	2,442,000	219,664,198

			748,614,680

Industrials 1.3%
[h]Merrill Lynch International & Co. CV into Deere & Co., 7.00%, 144A	United States	1,848,000	268,845,874
[h]Morgan Stanley BV into Cummins Inc., 7.50%, 144A	United States	1,265,000	191,947,429
[h]UBS AG London into Union Pacific Corp., 7.50%, 144A	United States	2,130,000	328,443,048
[h]Wells Fargo Bank National Assn. into General Electric Co., 8.00%, 144A	United States	17,300,000	202,062,944

			991,299,295

Information Technology 4.1%
[h]Citigroup Global Markets Holdings Inc. into Texas Instruments Inc., 7.00%, 144A	United States	1,600,000	175,403,744
[h]Deutsche Bank AG London into Applied Materials Inc., 8.00%, 144A	United States	3,252,000	132,509,042
[h]Deutsche Bank AG London into Intel Corp., 7.00%, 144A	United States	10,750,000	510,084,576
[h]Goldman Sachs International into Apple Inc., 6.50%, 144A	United States	2,883,000	561,866,988
[h]Goldman Sachs International into Texas Instruments Inc., 7.00%, 144A	United States	2,312,000	248,084,319
[h]Morgan Stanley BV into Microsoft Corp., 7.00%, 144A	United States	3,521,000	376,879,421
[h]Societe Generale SA into Intel Corp., 8.00%, 144A	United States	4,322,000	207,764,509
[h]UBS AG London into Broadcom Ltd., 8.00%, 144A	United States	757,000	190,959,381
[h]UBS AG London into Microsoft Corp., 6.50%, 144A	United States	550,000	61,551,426
[h]UBS AG London into Oracle Corp., 5.50%, 144A	United States	3,799,000	197,186,821
[h]Wells Fargo Bank National Assn. into Intel Corp., 8.00%, 144A	United States	2,880,000	141,336,608
[h]Wells Fargo Bank National Assn. into Microsoft Corp., 7.00%, 144A	United States	3,118,000	326,172,346

			3,129,799,181

Materials 1.2%
[h]Barclays Bank PLC into International Paper Co., 8.00%, 144A	United States	3,125,000	158,166,231
[h]Barclays Bank PLC into Rio Tinto PLC, 10.00%, 144A	United Kingdom	4,752,000	249,758,586
[h]Merrill Lynch International & Co. CV into DowDuPont Inc., 7.00%, 144A	United States	3,560,000	234,578,760
[h]UBS AG London into DowDuPont Inc., 6.00%, 144A	United States	4,360,000	286,920,870

			929,424,447

Total Equity-Linked Securities (Cost $9,975,623,924)			9,797,062,918

franklintempleton.com	Annual Report	67

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Shares		Value

Convertible Preferred Stocks 1.2%
Energy 0.1%
Chesapeake Energy Corp., 5.75%, cvt. pfd.	United States	95,150		$60,676,870

Financials 0.9%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	445,218		576,223,395
[d]FNMA, 5.375%, cvt. pfd.	United States	4,250		76,500,000

				652,723,395

Industrials 0.1%
Fortive Corp., 5.00%, cvt. pfd., A	United States	47,000		50,704,070

Utilities 0.1%
Sempra Energy, 6.00%, cvt. pfd., A	United States	400,000		40,336,000
Sempra Energy, 6.75%, cvt. pfd., B	United States	739,000		74,487,505

				114,823,505

Total Convertible Preferred Stocks (Cost $922,626,057)				878,927,840

Preferred Stocks 0.1%
Financials 0.1%
[d]FHLMC, 8.375%, pfd., Z	United States	7,632,009		40,678,608
[d]FNMA, 8.25%, pfd., S	United States	5,500,000		30,305,000

Total Preferred Stocks (Cost $316,153,851)				70,983,608

		Units
[i]Index-Linked Notes (Cost $100,105,450) 0.1%
Financials 0.1%
[h,j]Morgan Stanley Finance LLC, senior note, 144A, 5.08%, 10/03/19	United States	755,000		107,904,600

		Principal Amount*
Convertible Bonds 0.7%
Energy 0.5%
Chesapeake Energy Corp., cvt., senior note, 5.50%, 9/15/26	United States	135,000,000		133,756,650
Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	238,500,000		225,197,424

				358,954,074

Health Care 0.2%
[h]Bayer Capital Corp BV, cvt., junior sub. note, 144A, 5.625%, 11/22/19	Germany	150,000,000	EUR	160,735,276

Total Convertible Bonds (Cost $528,459,708)				519,689,350

Corporate Bonds 37.2%
Communication Services 5.4%
[h]Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	50,000,000		48,375,000
[h]Altice Luxembourg SA, senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	50,000,000		48,850,000
AMC Entertainment Holdings Inc.,
senior sub. bond, 5.75%, 6/15/25	United States	37,325,000		35,859,994
senior sub. note, 5.875%, 11/15/26	United States	41,300,000		39,648,000
AT&T Inc.,
senior bond, 4.125%, 2/17/26	United States	100,000,000		98,917,957
senior note, 3.00%, 6/30/22	United States	100,000,000		97,591,543

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Communication Services (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.125%, 2/15/23	United States	105,000,000	$105,656,250
senior bond, 5.75%, 9/01/23	United States	67,000,000	68,255,580
senior bond, 5.75%, 1/15/24	United States	105,000,000	106,968,750
[h]senior bond, 144A, 5.50%, 5/01/26	United States	60,000,000	59,475,000
[h]senior bond, 144A, 5.125%, 5/01/27	United States	70,000,000	66,542,700
[h]senior bond, 144A, 5.00%, 2/01/28	United States	45,500,000	42,879,200
[h]senior note, 144A, 5.875%, 4/01/24	United States	5,000,000	5,118,750
Consolidated Communications Inc., senior note, 6.50%, 10/01/22	United States	34,300,000	32,585,000
DISH DBS Corp.,
senior bond, 5.875%, 7/15/22	United States	391,500,000	383,425,312
senior bond, 5.00%, 3/15/23	United States	300,000,000	273,354,000
senior note, 5.875%, 11/15/24	United States	128,200,000	115,700,500
Netflix Inc.,
senior bond, 4.375%, 11/15/26	United States	52,000,000	49,112,960
[h]senior bond, 144A, 4.875%, 4/15/28	United States	55,000,000	51,768,750
[h]senior bond, 144A, 5.875%, 11/15/28	United States	60,000,000	60,259,200
[h]SFR Group SA, secured bond, 144A, 7.375%, 5/01/26	France	50,000,000	50,187,500
[h]Sirius XM Radio Inc.,
senior bond, 144A, 6.00%, 7/15/24	United States	50,000,000	52,010,000
senior note, 144A, 4.625%, 5/15/23	United States	88,400,000	87,745,840
Sprint Capital Corp., senior note, 6.90%, 5/01/19	United States	200,000,000	203,750,000
Sprint Communications Inc.,
senior bond, 11.50%, 11/15/21	United States	200,000,000	235,500,000
senior note, 7.00%, 8/15/20	United States	102,500,000	107,581,950
senior note, 6.00%, 11/15/22	United States	362,700,000	370,860,750
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	187,350,000	202,311,771
senior bond, 7.125%, 6/15/24	United States	190,650,000	198,514,313
senior note, 7.625%, 3/01/26	United States	100,000,000	106,075,000
[h]Sprint Spectrum Co. LLC, senior secured bond, first lien, 144A, 5.152%, 9/20/29	United States	220,000,000	221,628,000
[h]Univision Communications Inc.,
senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	160,000,000	153,600,000
senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	120,020,000	112,518,750
Verizon Communications Inc.,
senior bond, 3.50%, 11/01/24	United States	50,000,000	49,389,312
senior bond, 2.625%, 8/15/26.	United States	7,000,000	6,354,597
[h]Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	80,000,000	80,200,000
Zayo Group LLC/Zayo Capital Inc., senior note, 6.00%, 4/01/23	United States	77,000,000	79,695,000

			4,108,267,229

Consumer Discretionary 2.0%
[h]24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	110,000,000	110,853,600
Alibaba Group Holding Ltd., senior note, 3.40%, 12/06/27	China	55,000,000	51,322,975
Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	55,400,000	56,529,052
Ford Motor Co.,
senior bond, 4.75%, 1/15/43	United States	50,000,000	41,803,268
senior note, 4.346%, 12/08/26	United States	100,000,000	94,316,369

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STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Consumer Discretionary (continued)
Ford Motor Credit Co. LLC,
senior note, 3.336%, 3/18/21	United States	25,000,000	$24,659,334
senior note, 4.134%, 8/04/25	United States	75,000,000	70,934,066
[k]senior note, FRN, 3.221%, (3-month USD LIBOR + 0.88%), 10/12/21	United States	50,000,000	49,558,428
General Motors Co., senior bond, 5.15%, 4/01/38	United States	165,000,000	153,759,684
General Motors Financial Co. Inc.,
senior note, 3.15%, 6/30/22	United States	14,400,000	14,020,523
senior note, 4.15%, 6/19/23	United States	75,000,000	74,847,022
[h]Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	50,000,000	50,844,000
[h]Hanesbrands Inc.,
senior bond, 144A, 4.875%, 5/15/26	United States	41,000,000	39,411,250
senior note, 144A, 4.625%, 5/15/24	United States	30,000,000	29,306,250
KB Home,
senior bond, 7.50%, 9/15/22	United States	25,800,000	27,960,750
senior note, 7.00%, 12/15/21	United States	20,200,000	21,361,500
[h]Shea Homes LP/Shea Homes Funding Corp.,
senior bond, 144A, 6.125%, 4/01/25	United States	85,000,000	83,406,250
senior note, 144A, 5.875%, 4/01/23	United States	70,000,000	69,387,500
[h]Tesla Inc., senior note, 144A, 5.30%, 8/15/25	United States	100,000,000	84,625,000
[h] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
senior bond, 144A, 4.25%, 5/30/23	United States	84,000,000	80,640,000
senior bond, 144A, 5.50%, 3/01/25	United States	135,000,000	130,781,250
senior bond, 144A, 5.25%, 5/15/27	United States	99,827,000	92,839,110
[h]Wynn Macau Ltd., senior bond, 144A, 5.50%, 10/01/27	Macau	60,100,000	56,494,000

			1,509,661,181

Consumer Staples 0.7%
Anheuser-Busch InBev Worldwide Inc., senior bond, 4.00%, 4/13/28	Belgium	25,000,000	24,676,684
[h]BAT Capital Corp.,
senior note, 144A, 3.222%, 8/15/24	United Kingdom	75,000,000	71,560,059
senior note, 144A, 3.557%, 8/15/27	United Kingdom	140,000,000	130,485,600
Kraft Heinz Foods Co.,
senior bond, 3.50%, 6/06/22	United States	14,200,000	14,121,255
senior bond, 3.95%, 7/15/25	United States	60,000,000	59,190,059
senior bond, 4.625%, 1/30/29	United States	50,000,000	49,988,148
[h]Post Holdings Inc.,
senior bond, 144A, 5.00%, 8/15/26	United States	62,500,000	59,331,250
senior bond, 144A, 5.625%, 1/15/28	United States	65,000,000	62,725,000
Walmart Inc.,
senior note, 3.40%, 6/26/23	United States	50,000,000	50,199,414
senior note, 3.55%, 6/26/25	United States	40,000,000	40,216,352

			562,493,821

Energy 7.7%
[h]Ascent Resources Utica Holdings LLC/ARU Finance Corp., senior note, 144A, 10.00%, 4/01/22	United States	150,000,000	169,875,000
Bill Barrett Corp.,
senior bond, 7.00%, 10/15/22	United States	200,890,000	200,890,000
senior note, 8.75%, 6/15/25	United States	142,000,000	149,810,000
Callon Petroleum Co., senior note, 6.375%, 7/01/26	United States	40,000,000	40,900,000

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Energy (continued)
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
senior note, 6.50%, 4/15/21	United States	309,348,000	$309,348,000
senior note, 7.625%, 1/15/22	United States	97,552,000	98,283,640
senior note, 7.75%, 4/15/23	United States	62,000,000	62,310,000
Canadian Natural Resources Ltd., senior bond, 3.85%, 6/01/27	Canada	25,000,000	24,379,490
Chesapeake Energy Corp.,
[h]secured note, second lien, 144A, 8.00%, 12/15/22	United States	506,386,000	531,705,300
senior bond, 6.875%, 11/15/20	United States	95,000,000	99,987,500
senior bond, 6.125%, 2/15/21	United States	226,000,000	232,384,500
senior bond, 8.00%, 6/15/27	United States	250,000,000	255,500,000
senior note, 6.625%, 8/15/20	United States	157,800,000	165,690,000
senior note, 5.375%, 6/15/21	United States	97,000,000	97,000,000
senior note, 4.875%, 4/15/22	United States	107,710,000	105,151,887
senior note, 5.75%, 3/15/23	United States	96,700,000	94,645,125
[c]senior note, 8.00%, 1/15/25	United States	410,000,000	424,145,000
senior note, 7.50%, 10/01/26	United States	50,000,000	50,062,500
[k]senior note, FRN, 5.589%, (3-month USD LIBOR + 3.25%), 4/15/19	United States	72,800,000	73,073,000
Chevron Corp., senior note, 2.895%, 3/03/24	United States	17,300,000	16,847,713
Energy Transfer Equity LP, senior secured bond, first lien, 5.50%, 6/01/27	United States	95,300,000	99,140,590
Ensco PLC,
senior bond, 5.75%, 10/01/44	United States	50,000,000	37,562,500
senior note, 7.75%, 2/01/26	United States	35,000,000	34,868,750
Ferrellgas LP/Ferrellgas Finance Corp.,
senior note, 6.50%, 5/01/21	United States	79,295,000	71,365,500
senior note, 6.75%, 1/15/22	United States	112,500,000	98,718,750
senior note, 6.75%, 6/15/23	United States	88,500,000	74,340,000
Gulfport Energy Corp.,
senior note, 6.375%, 5/15/25	United States	50,000,000	49,375,000
senior note, 6.375%, 1/15/26	United States	50,000,000	48,750,000
Halcon Resources Corp., senior note, 6.75%, 2/15/25	United States	80,000,000	77,200,000
Kinder Morgan Inc.,
senior bond, 7.75%, 1/15/32	United States	118,000,000	149,239,438
[h]senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	91,200,000	97,411,816
[h]Matador Resources Co., senior note, 144A, 5.875%, 9/15/26	United States	50,000,000	50,750,000
Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	81,692,000	57,592,860
[h]Sunoco LP/Sunoco Finance Corp., senior note, 144A, 5.50%, 2/15/26	United States	74,775,000	72,419,587
[h]Talos Production LLC/Talos Production Finance Inc., senior note, second lien, 144A, 11.00%, 4/03/22	United States	72,845,556	78,308,973
W&T Offshore Inc.,
[h,l]secured note, second lien, 144A, PIK, 9.00%, 5/15/20	United States	82,377,299	83,201,072
senior note, 8.50%, 6/15/19	United States	96,921,000	97,405,605
[h,l]senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	74,635,970	75,059,008
[h]Weatherford International LLC, senior note, 144A, 9.875%, 3/01/25	United States	88,000,000	85,360,000
Weatherford International Ltd.,
senior note, 5.125%, 9/15/20	United States	81,000,000	80,898,750
senior note, 7.75%, 6/15/21	United States	384,500,000	383,058,125
senior note, 4.50%, 4/15/22	United States	317,600,000	279,488,000
senior note, 8.25%, 6/15/23	United States	283,100,000	268,945,000
senior note, 9.875%, 2/15/24	United States	230,000,000	225,975,000
The Williams Cos. Inc., senior note, 4.55%, 6/24/24	United States	46,858,000	47,650,515

			5,926,073,494

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STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Financials 5.0%
[h]Ashtead Capital Inc., secured bond, second lien, 144A, 4.375%, 8/15/27	United Kingdom	20,000,000	$19,026,400
Bank of America Corp.,
[m]junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	80,000,000	84,000,000
[m]junior sub. bond, U, 5.20% to 6/01/23, FRN thereafter, Perpetual	United States	68,000,000	67,405,000
[m]junior sub. bond, X, 6.25% to 9/05/24, FRN thereafter, Perpetual	United States	85,000,000	90,100,000
senior bond, 3.419% to 12/20/27, FRN thereafter, 12/20/28	United States	135,000,000	126,774,902
senior note, 3.004% to 12/20/22, FRN thereafter, 12/20/23	United States	100,000,000	97,077,538
Barclays PLC, senior note, 4.375%, 1/12/26	United Kingdom	67,300,000	65,296,816
Capital One Financial Corp.,
senior sub. note, 4.20%, 10/29/25	United States	100,000,000	97,814,856
sub. note, 3.75%, 7/28/26	United States	75,000,000	70,065,289
Citigroup Inc.,
[m]junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual	United States	179,195,000	176,283,081
[m]junior sub. bond, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	33,000,000	33,825,000
[m]junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	230,000,000	235,398,100
[m]junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	247,500,000	253,068,750
[m]junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	160,000,000	164,400,000
[m]junior sub. bond, Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	120,000,000	123,771,000
sub. bond, 4.125%, 7/25/28	United States	165,000,000	159,501,743
sub. note, 3.50%, 5/15/23	United States	45,000,000	44,300,305
[m]Fifth Third Bancorp, junior sub. bond, 5.10% to 6/30/23, FRN thereafter, Perpetual	United States	54,000,000	53,055,000
The Goldman Sachs Group Inc.,
senior note, 3.50%, 11/16/26	United States	55,000,000	52,222,018
senior note, 2.876% to 10/31/21, FRN thereafter, 10/31/22	United States	125,000,000	122,010,541
senior note, 3.272% to 9/29/24, FRN thereafter, 9/29/25	United States	100,000,000	95,591,156
HSBC Holdings PLC,
senior bond, 4.292% to 9/12/25, FRN thereafter, 9/12/26	United Kingdom	125,000,000	123,380,000
senior note, 3.40%, 3/08/21	United Kingdom	15,500,000	15,464,583
[m]JPMorgan Chase & Co.,
junior sub. bond, 6.125% to 4/30/24, FRN thereafter, Perpetual	United States	60,000,000	62,557,800
junior sub. bond, 6.75% to 2/01/24, FRN thereafter, Perpetual	United States	100,000,000	109,250,000
[k]junior sub. bond, FRN, 5.809%, (3-month USD LIBOR + 3.47%), Perpetual	United States	585,000,000	588,217,500
junior sub. bond, Q, 5.15% to 5/01/23, FRN thereafter, Perpetual	United States	100,000,000	100,125,000
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	105,000,000	109,331,250
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	200,000,000	201,750,000
junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	80,000,000	82,900,000
[m]Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	58,000,000	59,609,500
Prudential Financial Inc., junior sub. bond, 5.70% to 9/15/28, FRN thereafter, 9/15/48	United States	75,000,000	74,743,500
[m]Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	98,700,000	100,303,875

			3,858,620,503

Health Care 12.0%
AbbVie Inc.,
senior bond, 3.20%, 5/14/26	United States	10,000,000	9,323,635
senior note, 2.90%, 11/06/22	United States	25,000,000	24,305,683
Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	100,000,000	98,024,236

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STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Health Care (continued)
AstraZeneca PLC,
senior note, 2.375%, 11/16/20	United Kingdom	10,000,000	$9,851,250
senior note, 2.375%, 6/12/22	United Kingdom	31,500,000	30,315,758
[h]Avantor Inc., senior note, 144A, 9.00%, 10/01/25	United States	30,000,000	31,012,500
[h]Bausch Health Cos. Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	122,400,000	116,714,520
senior note, 144A, 7.50%, 7/15/21	United States	205,000,000	209,356,250
senior note, 144A, 5.50%, 3/01/23	United States	50,526,000	48,795,485
senior note, 144A, 5.875%, 5/15/23	United States	315,000,000	306,967,500
senior note, 144A, 9.00%, 12/15/25	United States	85,000,000	91,803,400
senior note, 144A, 9.25%, 4/01/26	United States	200,000,000	216,250,000
senior note, 144A, 8.50%, 1/31/27	United States	50,000,000	52,625,000
senior note, first lien, 144A, 7.00%, 3/15/24	United States	77,300,000	81,860,700
senior secured note, first lien, 144A, 6.50%, 3/15/22	United States	50,500,000	52,646,250
senior secured note, first lien, 144A, 5.50%, 11/01/25	United States	30,000,000	30,060,000
[h]Bayer US Finance II LLC, senior note, 144A, 4.25%, 12/15/25	Germany	75,000,000	74,614,125
CHS/Community Health Systems Inc.,
senior note, 6.875%, 2/01/22	United States	1,260,024,000	714,094,410
[h]senior note, 144A, 11.00%, 6/30/23	United States	1,475,000,000	1,334,255,500
[h]senior note, 144A, 8.125%, 6/30/24	United States	731,006,000	614,045,040
[h]senior secured note, 144A, 8.625%, 1/15/24	United States	50,000,000	51,937,500
senior secured note, first lien, 6.25%, 3/31/23	United States	355,000,000	338,581,250
CVS Health Corp.,
senior bond, 4.30%, 3/25/28	United States	125,000,000	124,005,071
senior bond, 5.05%, 3/25/48	United States	50,200,000	51,483,165
senior note, 4.10%, 3/25/25	United States	75,000,000	74,872,486
DaVita Inc.,
senior bond, 5.125%, 7/15/24	United States	132,000,000	128,040,000
senior bond, 5.00%, 5/01/25	United States	129,500,000	124,927,355
[h]Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	108,700,000	94,242,900
senior note, 144A, 6.00%, 7/15/23	United States	185,525,000	165,581,062
[h]Endo Finance LLC, senior note, 144A, 5.75%, 1/15/22	United States	126,000,000	118,282,500
[h]Endo Finance LLC/Endo Finco Inc., senior note, 144A, 5.375%, 1/15/23	United States	35,000,000	30,975,000
[h]Halfmoon Parent Inc.,
senior secured note, 144A, 3.75%, 7/15/23	United States	60,000,000	59,836,628
senior secured note, 144A, 4.125%, 11/15/25	United States	60,000,000	59,899,594
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	120,000,000	126,750,000
senior note, 7.50%, 2/15/22	United States	100,000,000	109,750,000
senior secured note, first lien, 5.00%, 3/15/24	United States	134,800,000	138,507,000
Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	95,012,000	97,387,300
[c]Mallinckrodt International Finance SA, senior bond, 4.75%, 4/15/23	United States	66,000,000	56,618,544
[h]Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
senior note, 144A, 4.875%, 4/15/20	United States	277,252,000	275,865,740
senior note, 144A, 5.75%, 8/01/22	United States	340,000,000	315,350,000
senior note, 144A, 5.625%, 10/15/23	United States	285,350,000	253,961,500
senior note, 144A, 5.50%, 4/15/25	United States	137,500,000	116,806,250
Mylan NV, senior note, 3.95%, 6/15/26	United States	100,000,000	94,812,000

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STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Health Care (continued)
Tenet Healthcare Corp.,
secured note, second lien, 5.125%, 5/01/25	United States	128,300,000	$126,696,250
senior note, 8.125%, 4/01/22	United States	872,900,000	923,135,395
senior note, 6.75%, 6/15/23	United States	550,000,000	550,000,000
senior note, 7.00%, 8/01/25	United States	140,000,000	138,837,300
senior note, 6.875%, 11/15/31	United States	37,400,000	33,667,480
senior secured note, first lien, 4.375%, 10/01/21	United States	130,000,000	130,087,100
senior secured note, first lien, 4.625%, 7/15/24	United States	25,200,000	24,557,400
[h]senior secured note, second lien, 144A, 7.50%, 1/01/22	United States	66,700,000	69,868,250

			9,152,243,262

Industrials 0.5%
[h]Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	20,000,000	21,950,000
United Rentals North America Inc.,
senior bond, 5.75%, 11/15/24	United States	47,400,000	48,857,550
senior bond, 4.875%, 1/15/28	United States	48,000,000	45,120,000
United Technologies Corp.,
senior bond, 4.50%, 6/01/42	United States	50,000,000	49,602,856
senior note, 3.10%, 6/01/22	United States	15,900,000	15,667,006
senior note, 3.95%, 8/16/25	United States	25,000,000	24,878,399
senior note, 3.125%, 5/04/27	United States	40,000,000	37,416,060
[h]West Corp., senior note, 144A, 8.50%, 10/15/25	United States	40,000,000	36,900,000
[h]XPO Logistics Inc., senior note, 144A, 6.50%, 6/15/22	United States	128,598,000	133,259,677

			413,651,548

Information Technology 0.5%
[h]CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	100,000,000	101,125,000
[h]CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25	United States	74,200,000	76,945,400
[h]Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 5.45%, 6/15/23	United States	69,750,000	73,337,167
[h]Microchip Technology Inc., senior secured note, first lien, 144A, 4.333%, 6/01/23	United States	25,000,000	24,865,294
NCR Corp.,
senior note, 5.00%, 7/15/22	United States	40,000,000	39,850,000
senior note, 6.375%, 12/15/23	United States	35,000,000	35,743,750

			351,866,611

Materials 1.2%
Ball Corp., senior bond, 4.00%, 11/15/23	United States	90,000,000	88,312,500
[h]BWAY Holding Co.,
secured note, 144A, 5.50%, 4/15/24	United States	75,000,000	73,919,250
senior note, 144A, 7.25%, 4/15/25	United States	170,000,000	166,158,000
[h]Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	88,400,000	91,355,654
[h]Cemex SAB de CV,
senior secured bond, 144A, 7.75%, 4/16/26	Mexico	55,100,000	60,410,262
senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	70,000,000	71,166,550
Crown Americas LLC/Crown Americas Capital Corp. IV, senior bond, 4.50%, 1/15/23	United States	85,000,000	85,552,500
[h]FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 4.75%, 5/15/22	Australia	20,000,000	19,773,400
senior note, 144A, 5.125%, 3/15/23	Australia	4,000,000	3,925,000
senior note, 144A, 5.125%, 5/15/24	Australia	44,400,000	43,164,126

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Materials (continued)
International Paper Co.,
senior bond, 3.00%, 2/15/27	United States	50,000,000	$45,967,645
senior bond, 4.40%, 8/15/47	United States	50,000,000	46,199,842
LYB International Finance II BV, senior note, 3.50%, 3/02/27	United States	50,000,000	46,849,295
[h]Syngenta Finance NV,
senior note, 144A, 4.441%, 4/24/23	Switzerland	35,000,000	34,794,200
senior note, 144A, 5.182%, 4/24/28	Switzerland	50,000,000	47,940,250

			925,488,474

Real Estate 0.6%
American Tower Corp., senior bond, 3.375%, 10/15/26	United States	50,000,000	46,621,515
Equinix Inc., senior bond, 5.375%, 5/15/27	United States	140,000,000	140,582,400
Iron Mountain Inc.,
[h]senior note, 144A, 4.875%, 9/15/27	United States	135,610,000	124,930,712
senior sub. bond, 5.75%, 8/15/24	United States	129,254,000	128,219,968

			440,354,595

Utilities 1.6%
The AES Corp., senior bond, 4.875%, 5/15/23	United States	60,000,000	60,825,000
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	170,000,000	151,087,500
senior note, 5.375%, 1/15/23	United States	300,000,000	283,125,000
senior note, 5.50%, 2/01/24	United States	186,500,000	167,150,625
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 8.625%, 6/15/20	United States	49,900,000	47,654,500
[h] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	26,900,000	26,765,500
Sempra Energy, senior bond, 3.40%, 2/01/28	United States	50,000,000	46,865,999
Vistra Energy Corp.,
senior note, 7.375%, 11/01/22	United States	286,500,000	298,369,695
senior note, 5.875%, 6/01/23	United States	130,000,000	133,997,500

			1,215,841,319

Total Corporate Bonds (Cost $28,334,394,799)			28,464,562,037

[k,n]Senior Floating Rate Interests 3.8%
Communication Services 1.5%
Digicel International Finance Ltd., Initial Term B Loans, 5.57%, (3-month USD LIBOR + 3.25%), 5/25/24	United States	69,324,937	66,234,223
Digicert Holdings Inc.,
First Lien Term Loan, 6.242%, (1-month USD LIBOR + 4.00%), 10/01/24	United States	44,887,500	45,128,770
Second Lien Initial Loan, 10.242%, (1-month USD LIBOR + 8.00%), 9/18/25	United States	20,396,762	20,371,266
Global Eagle Entertainment Inc., Initial Term Loans, 10.02%, (6-month USD LIBOR + 7.50%), 1/06/23	United States	103,901,875	107,278,686
[o] iHeartCommunications Inc.,
Tranche D Term Loan, 8.443%, (3-month USD LIBOR + 6.75%), 1/30/19	United States	731,589,932	551,494,438
Tranche E Term Loan, 9.193%, (3-month USD LIBOR + 7.50%), 7/30/19	United States	241,744,256	181,761,463

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

[k,n]Senior Floating Rate Interests (continued)
Communication Services (continued)
MH Sub I LLC & Micro Holding Corp.,
Amendment No. 2 Initial Term Loan, 5.915%, (1-month USD LIBOR + 3.75%), 9/15/24	United States	39,600,000	$39,918,582
Second Lien Initial Term Loan, 9.665%, (1-month USD LIBOR + 7.50%), 9/15/25	United States	30,000,000	30,393,750
Securus Technologies Holdings Inc.,
Initial Term Loan B, 6.742%, (1-month USD LIBOR + 4.50%), 11/01/24	United States	44,662,500	44,876,523
Second Lien Initial Loan, 10.492%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	30,000,000	30,150,000
Univision Communications Inc., Term Loan, 4.992%, (1-month USD LIBOR + 2.75%), 3/15/24	United States	29,756,023	29,007,481

			1,146,615,182

Consumer Discretionary 1.0%
24 Hour Fitness Worldwide Inc., Term Loan, 5.742%, (1-month USD LIBOR + 3.50%), 5/30/25	United States	99,750,000	100,581,217
Academy Ltd., Initial Term Loan, 6.104%, (1-month USD LIBOR + 4.00%), 7/02/22	United States	110,854,786	86,512,960
Belk Inc., Closing Date Term Loan, 6.883%, (1-month USD LIBOR + 4.75%), 12/12/22	United States	233,257,868	204,757,256
LTI Holdings Inc., Initial Term Loans, 5.742%, (1-month USD LIBOR + 3.50%), 9/06/25	United States	30,000,000	30,168,750
PetSmart Inc., Tranche B-2 Loans, 5.12%, (1-month USD LIBOR + 3.00%), 3/11/22	United States	231,594,530	202,723,955
Stars Group Holdings BV, Stars Group (US), USD Term Loan, 5.886%, (3-month USD LIBOR + 3.50%), 7/10/25	United States	64,837,500	65,522,508
[a,p]Tenneco Inc., Tranche B Term Loan, TBD, 10/01/25	United States	50,000,000	50,023,150

			740,289,796

Consumer Staples 0.1%
Almonde Inc.,
Tahoe Canada Bidco Inc. and Misys Europe SA, Dollar Term Loan, 5.886%, (3-month USD LIBOR + 3.50%), 6/13/24	United States	56,462,782	56,564,245
Tahoe Canada Bidco Inc. and Misys Europe SA, Second Lien, Dollar Term Loan, 9.636%, (3-month USD LIBOR + 7.25%), 6/13/25	United States	15,000,000	14,868,750

			71,432,995

Energy 0.4%
[p]NorthRiver Midstream Finance LP, Senior Secured Term Loan, TBD, 9/28/25	United States	40,000,000	39,900,000
W&T Offshore Inc.,
Second Lien Term Loan, 9.00%, 5/15/20	United States	161,850,000	164,682,375
Senior Secured 1.5 Lien Term Loan, 11.00%, 11/15/19	United States	75,000,000	79,125,000

			283,707,375

Financials 0.1%
Russell Investments US Institutional Holdco Inc., Initial Term Loan, 5.492%, (1-month USD LIBOR + 3.25%), 6/01/23	United States	85,499,222	86,087,029

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

[k,n]Senior Floating Rate Interests (continued)
Health Care 0.3%
Amneal Pharmaceuticals LLC, Initial Term Loans, 5.75%, (1-month USD LIBOR + 3.50%), 5/04/25	United States	59,836,133	$60,471,892
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.50%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	79,000,000	79,691,250
Horizon Pharma Inc., Third Amendment Refinancing Term Loan, 5.50%, (1-month USD LIBOR + 3.25%), 3/29/24	United States	31,652,262	31,949,003
Lannett Co. Inc., Initial Tranche B Term Loans, 7.617%, (1-month USD LIBOR + 5.375%), 11/25/22	United States	34,825,837	30,646,736
Mallinckrodt International Finance SA and Mallinckrodt CB LLC, 2018 Incremental Term Loans, 5.517%, (6-month USD LIBOR + 3.00%), 2/24/25	Luxembourg	49,750,000	49,854,923

			252,613,804

Industrials 0.3%
Commercial Barge Line Co., Initial Term Loan, 10.992%, (1-month USD LIBOR + 8.75%), 11/12/20	United States	54,033,646	42,011,160
Vertiv Group Corp., Term B Loans, 6.313%, (3-month USD LIBOR + 4.00%), 11/30/23	United States	104,327,586	104,947,083
West Corp., Term B Loans, 6.242%, (1-month USD LIBOR + 4.00%), 10/10/24	United States	61,268,853	61,162,490

			208,120,733

Information Technology 0.0%†
Microchip Technology Inc., Initial Term Loan, 4.25%, (1-month USD LIBOR + 2.00%), 5/29/25	United States	47,827,500	47,916,985

Utilities 0.1%
Talen Energy Supply LLC,
Initial Term Loan, 6.242%, (1-month USD LIBOR + 4.00%), 4/13/24	United States	43,913,327	44,204,252
Term B-1 Loans, 6.242%, (1-month USD LIBOR + 4.00%), 7/15/23	United States	63,889,562	64,400,679

			108,604,931

Total Senior Floating Rate Interests (Cost $3,139,060,470)			2,945,388,830

U.S. Government and Agency Securities 6.7%
U.S. Treasury Note,
1.00%, 6/30/19	United States	500,000,000	494,472,655
1.875%, 12/31/19	United States	500,000,000	494,941,405
2.25%, 3/31/20	United States	750,000,000	744,477,540
2.50%, 5/31/20	United States	500,000,000	497,675,780
2.50%, 6/30/20	United States	500,000,000	497,509,765
2.375%, 3/15/21	United States	500,000,000	494,414,060
2.625%, 6/15/21	United States	500,000,000	496,816,405
2.75%, 8/15/21	United States	200,000,000	199,285,156
2.75%, 4/30/23	United States	500,000,000	495,986,330
2.75%, 5/31/23	United States	500,000,000	495,996,095
2.875%, 5/31/25	United States	250,000,000	248,012,695

Total U.S. Government and Agency Securities (Cost $5,180,095,059)			5,159,587,886

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Shares	Value

Escrows and Litigation Trusts 0.0%
[d,f]Motors Liquidation Co., Escrow Account	United States	400,000,000	$—
[d,f]Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	11,000,000	—

Total Escrows and Litigation Trusts (Cost $2,416,248)			—

	Number of Contracts	Notional Amount*
Options Purchased (Cost $121,510,189) 0.1%
Puts - Exchange-Traded
S&P 500 Index, December Strike Price $2,700, Expires 12/18/20	5,000	500,000	81,950,000

Total Investments before Short Term Investments (Cost $72,619,296,899)			74,997,314,354

	Country	Principal Amount*

Short Term Investments 1.8%

U.S. Government and Agency Securities (Cost $994,257,994) 1.3%
[q]U.S. Treasury Bill, 10/04/18 - 3/21/19	United States	1,000,000,000	994,256,995

Total Investments before Money Market Funds and Repurchase Agreement (Cost $73,613,554,893)			75,991,571,349

		Shares
Money Market Funds (Cost $351,285,912) 0.5%
[r,s]Institutional Fiduciary Trust Money Market Portfolio, 1.69%	United States	351,285,912	351,285,912

[t]Investments from Cash Collateral Received for Loaned Securities 0.0%†
Money Market Funds (Cost $12,623,000) 0.0%†
[r,s]Institutional Fiduciary Trust Money Market Portfolio, 1.69%	United States	12,623,000	12,623,000

		Principal Amount*

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

	Country	Principal Amount*	Value

Investments from Cash Collateral Received for Loaned Securities (continued)
Repurchase Agreement (Cost $3,155,971) 0.0%†
[u]Joint Repurchase Agreement, 2.24%, 10/01/18 (Maturity Value $3,156,560)
BNP Paribas Securities Corp.
Collateralized by [q]U.S. Treasury Bill, 10/11/18 - 1/17/19; U.S. Treasury Bond, 8.00%, 11/15/21; U.S. Treasury Note, 0.875% - 2.25%, 11/30/18 - 2/28/23; and U.S. Treasury Strip, 2/15/19 - 8/15/21 (valued at $3,218,970)	United States	3,155,971	$3,155,971

Total Investments from Cash Collateral Received for Loaned Securities (Cost $15,778,971)			15,778,971

Total Investments (Cost $73,980,619,776) 99.7%			76,358,636,232
Options Written (0.0)%†			(24,673,000)
Other Assets, less Liabilities 0.3%			285,301,255

Net Assets 100.0%			$76,619,264,487

	Number of Contracts	Notional Amount*
[v]Options Written (0.0)%†
Calls - Exchange-Traded
3M Co., October Strike Price $230, Expires 10/19/18	10,000	1,000,000	(40,000)
Bank of America Corp., December Strike Price $33, Expires 12/21/18	50,000	5,000,000	(1,000,000)
BP PLC, October Strike Price $44, Expires 10/19/18	20,000	2,000,000	(5,000,000)
The Coca-Cola Co., November Strike Price $48, Expires 11/16/18	20,000	2,000,000	(460,000)
Dominion Energy Inc., October Strike Price $75, Expires 10/19/18	15,000	1,500,000	(30,000)
Eli Lilly & Co., October Strike Price $105, Expires 10/19/18	10,000	1,000,000	(3,430,000)
Eli Lilly & Co., October Strike Price $110, Expires 10/19/18	10,000	1,000,000	(680,000)
JPMorgan Chase & Co., October Strike Price $125, Expires 10/19/18	10,000	1,000,000	(50,000)
Merck & Co Inc., October Strike Price $72.50, Expires 10/19/18	15,000	1,500,000	(615,000)
Merck & Co. Inc., November Strike Price $72.50, Expires 11/16/18	10,000	1,000,000	(1,240,000)
MetLife Inc., October Strike Price $47.50, Expires 10/19/18	10,000	1,000,000	(560,000)
Occidental Petroleum Corp., November Strike Price $85, Expires 11/16/18	10,000	1,000,000	(1,450,000)
Occidental Petroleum Corp., November Strike Price $87.50, Expires 11/16/18	5,000	500,000	(395,000)
Philip Morris International Inc., October Strike Price $87.50, Expires 10/19/18	10,000	1,000,000	(200,000)
Sempra Energy, October Strike Price $120, Expires 10/19/18	10,000	1,000,000	(100,000)
Target Corp., October Strike Price $85, Expires 10/19/18	10,000	1,000,000	(3,770,000)

			(19,020,000)

Puts - Exchange-Traded
Amazon.com Inc., October Strike Price $1,850, Expires 10/19/18	1,100	110,000	(968,000)
Analog Devices Inc., October Strike Price $87.50, Expires 10/19/18	10,000	1,000,000	(525,000)
Exxon Mobil Corp., October Strike Price $75, Expires 10/19/18	20,000	2,000,000	(60,000)
Lam Research Corp., October Strike Price $150, Expires 10/19/18	10,000	1,000,000	(4,100,000)

			(5,653,000)

Total Options Written (Premiums received $28,483,429)			$(24,673,000)

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

See Abbreviations on page 130.

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

bA portion or all of the security is held in connection with written option contracts open at year end.

cA portion or all of the security is on loan at September 30, 2018. See Note 1(h).

dNon-income producing.

eSee Note 9 regarding holdings of 5% voting securities.

fFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

gSee Note 1(g) regarding equity-linked securities.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2018, the aggregate value of these securities was $19,728,967,395, representing 25.7% of net assets.

iSee Note 1(f) regarding index-linked notes.

jSecurity pays a fixed 2.00% coupon rate and a variable coupon based on the distribution of the Morgan Stanley Custom Enhanced SPX B DT Index 20 Delta. The coupon rate shown represents the combined rate at period end. Cash payment at maturity or upon early redemption is based on the performance of the Morgan Stanley Custom Enhanced SPX B Index 20 Delta.

kThe coupon rate shown represents the rate at period end.

lIncome may be received in additional securities and/or cash.

mPerpetual security with no stated maturity date.

nSee Note 1(j) regarding senior floating rate interests.

oSee Note 7 regarding defaulted securities.

pA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

qThe security was issued on a discount basis with no stated coupon rate.

rSee Note 3(f) regarding investments in affiliated management investment companies.

sThe rate shown is the annualized seven-day effective yield at period end.

tSee Note 1(h) regarding securities on loan.

uSee Note 1(c) regarding joint repurchase agreement.

vSee Note 1(e) regarding written options.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin U.S. Government Securities Fund

Year Ended September 30, 2018[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 5.89

Income from investment operations[b]:
Net investment income[c]	0.01
Net realized and unrealized gains (losses)	(0.02)

Total from investment operations	(0.01)

Less distributions from net investment income	(0.02)

Net asset value, end of year	$ 5.86

Total return[d]	(0.23)%

Ratios to average net assets[e]
Expenses[f,g]	0.86%
Net investment income	2.40%

Supplemental data
Net assets, end of year (000’s)	$4,472
Portfolio turnover rate	44.67%
Portfolio turnover rate excluding mortgage dollar rolls[h]	44.67%

aFor the period September 10, 2018 (effective date) to September 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Year Ended September 30,
	2018	2017	2016	2015	2014
Class A1

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.13	$ 6.35	$ 6.40	$ 6.48	$ 6.53

Income from investment operations[a]:
Net investment income[b]	0.15	0.13	0.14	0.15	0.17
Net realized and unrealized gains (losses)	(0.25)	(0.16)	0.01	(0.02)	0.01

Total from investment operations	(0.10)	(0.03)	0.15	0.13	0.18

Less distributions from net investment income	(0.18)	(0.19)	(0.20)	(0.21)	(0.23)

Net asset value, end of year	$ 5.85	$ 6.13	$ 6.35	$ 6.40	$ 6.48

Total return[c]	(1.60)%	(0.45)%	2.35%	2.07%	2.80%

Ratios to average net assets
Expenses[d,e]	0.76%	0.79%	0.76%	0.76%	0.75%
Net investment income	2.50%	2.17%	2.21%	2.28%	2.62%

Supplemental data
Net assets, end of year (000’s)	$3,099,373	$3,581,769	$4,235,819	$4,167,639	$4,323,990
Portfolio turnover rate	44.67%	86.72%	92.18%	69.10%	69.73%
Portfolio turnover rate excluding mortgage dollar rolls[f]	44.67%	86.72%	92.18%	58.70%	38.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Year Ended September 30,
	2018	2017	2016		2015	2014
Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.08	$ 6.30	$ 6.36		$ 6.44	$ 6.49

Income from investment operations[a]:
Net investment income[b]	0.12	0.10	0.11		0.11	0.14
Net realized and unrealized gains (losses)	(0.24)	(0.16)	—	[c]	(0.01)	0.01

Total from investment operations	(0.12)	(0.06)	0.11		0.10	0.15

Less distributions from net investment income	(0.15)	(0.16)	(0.17)		(0.18)	(0.20)

Net asset value, end of year.	$ 5.81	$ 6.08	$ 6.30		$ 6.36	$ 6.44

Total return[d]	(1.94)%	(0.96)%	1.70%		1.57%	2.30%

Ratios to average net assets
Expenses[e,f]	1.26%	1.29%	1.26%		1.26%	1.25%
Net investment income	2.00%	1.67%	1.71%		1.78%	2.12%

Supplemental data
Net assets, end of year (000’s)	$571,525	$797,394	$1,034,410		$1,040,294	$1,190,720
Portfolio turnover rate	44.67%	86.72%	92.18%		69.10%	69.73%
Portfolio turnover rate excluding mortgage dollar rolls[g]	44.67%	86.72%	92.18%		58.70%	38.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Year Ended September 30,
	2018	2017	2016		2015	2014
Class R

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.12	$ 6.34	$ 6.40		$ 6.48	$ 6.53

Income from investment operations[a]:
Net investment income[b]	0.13	0.11	0.12		0.13	0.15
Net realized and unrealized gains (losses)	(0.24)	(0.16)	—	[c]	(0.02)	0.01

Total from investment operations	(0.11)	(0.05)	0.12		0.11	0.16

Less distributions from net investment income	(0.16)	(0.17)	(0.18)		(0.19)	(0.21)

Net asset value, end of year	$ 5.85	$ 6.12	$ 6.34		$ 6.40	$ 6.48

Total return	(1.78)%	(0.81)%	1.84%		1.71%	2.44%

Ratios to average net assets
Expenses[d,e]	1.11%	1.13%	1.11%		1.11%	1.10%
Net investment income	2.15%	1.83%	1.86%		1.93%	2.27%

Supplemental data
Net assets, end of year (000’s)	$31,144	$38,363	$59,785		$64,689	$74,442
Portfolio turnover rate	44.67%	86.72%	92.18%		69.10%	69.73%
Portfolio turnover rate excluding mortgage dollar rolls[f]	44.67%	86.72%	92.18%		58.70%	38.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Year Ended September 30,
	2018	2017	2016		2015	2014
Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.15	$ 6.37	$ 6.42		$ 6.50	$ 6.55

Income from investment operations[a]:
Net investment income[b]	0.17	0.15	0.16		0.17	0.19
Net realized and unrealized gains (losses)	(0.25)	(0.16)	0.01		(0.02)	0.01

Total from investment operations	(0.08)	(0.01)	0.17		0.15	0.20

Less distributions from net investment income	(0.20)	(0.21)	(0.22)		(0.23)	(0.25)

Net asset value, end of year	$ 5.87	$ 6.15	$ 6.37		$ 6.42	$ 6.50

Total return	(1.33)%	(0.16)%	2.63%		2.35%	3.08%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.49%	0.48%	0.48%		0.47%	0.47%
Expenses net of waiver and payments by affiliates[c]	0.48%	0.48% [d]	0.48%	[d]	0.47% [d]	0.47%	[d]
Net investment income	2.78%	2.48%	2.49%		2.57%	2.90%

Supplemental data
Net assets, end of year (000’s)	$694,813	$446,174	$624,619		$375,644	$497,246
Portfolio turnover rate	44.67%	86.72%	92.18%		69.10%	69.73%
Portfolio turnover rate excluding mortgage dollar rolls[e]	44.67%	86.72%	92.18%		58.70%	38.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eSee Note 1(i) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	85

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Year Ended September 30,
	2018	2017	2016	2015	2014
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 6.15	$ 6.37	$ 6.42	$ 6.50	$ 6.55

Income from investment operations[a]:
Net investment income[b]	0.16	0.15	0.15	0.16	0.18
Net realized and unrealized gains (losses)	(0.25)	(0.17)	0.01	(0.02)	0.01

Total from investment operations	(0.09)	(0.02)	0.16	0.14	0.19

Less distributions from net investment income	(0.19)	(0.20)	(0.21)	(0.22)	(0.24)

Net asset value, end of year	$ 5.87	$ 6.15	$ 6.37	$ 6.42	$ 6.50

Total return	(1.45)%	(0.30)%	2.49%	2.21%	2.94%

Ratios to average net assets
Expenses[c,d]	0.61%	0.64%	0.61%	0.61%	0.60%
Net investment income	2.65%	2.32%	2.36%	2.43%	2.77%

Supplemental data
Net assets, end of year (000’s)	$720,281	$854,640	$718,975	$622,339	$652,737
Portfolio turnover rate	44.67%	86.72%	92.18%	69.10%	69.73%
Portfolio turnover rate excluding mortgage dollar rolls[e]	44.67%	86.72%	92.18%	58.70%	38.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eSee Note 1(i) regarding mortgage dollar rolls.

86	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2018

Franklin U.S. Government Securities Fund

	Principal Amount	Value
Mortgage-Backed Securities 96.5%
Government National Mortgage Association (GNMA) Fixed Rate 96.5%
GNMA I SF 30 Year, 3.50%, 4/15/43 - 5/15/43	$27,392,517	$27,362,813
GNMA I SF 30 Year, 4.00%, 10/15/40 - 1/15/45	44,635,641	45,687,121
GNMA I SF 30 Year, 4.00%, 8/15/44	17,237,555	17,643,555
GNMA I SF 30 Year, 4.00%, 1/15/45 - 8/15/46	47,578,145	48,694,748
GNMA I SF 30 Year, 4.50%, 2/15/39 - 1/15/40	47,964,954	50,233,289
GNMA I SF 30 Year, 4.50%, 3/15/39	16,251,877	16,963,702
GNMA I SF 30 Year, 4.50%, 1/15/40 - 6/15/40	48,163,265	50,335,347
GNMA I SF 30 Year, 4.50%, 6/15/40	13,254,132	13,919,495
GNMA I SF 30 Year, 4.50%, 6/15/40 - 8/15/40	45,144,410	47,152,020
GNMA I SF 30 Year, 4.50%, 7/15/40	13,255,121	13,832,705
GNMA I SF 30 Year, 4.50%, 8/15/40 - 6/15/41	28,586,272	29,972,495
GNMA I SF 30 Year, 5.00%, 2/15/33 - 11/15/33	48,235,775	51,141,338
GNMA I SF 30 Year, 5.00%, 11/15/33 - 6/15/39	46,461,863	49,257,134
GNMA I SF 30 Year, 5.00%, 6/15/39 - 11/15/39	47,737,292	50,689,043
GNMA I SF 30 Year, 5.00%, 8/15/39	19,673,882	20,906,221
GNMA I SF 30 Year, 5.00%, 10/15/39	13,856,243	14,729,892
GNMA I SF 30 Year, 5.00%, 10/15/39	18,089,337	19,222,518
GNMA I SF 30 Year, 5.00%, 11/15/39	23,903,508	25,401,488
GNMA I SF 30 Year, 5.00%, 11/15/39 - 4/15/40	47,546,658	50,452,638
GNMA I SF 30 Year, 5.00%, 2/15/40	12,898,635	13,709,124
GNMA I SF 30 Year, 5.00%, 3/15/40	15,746,852	16,734,907
GNMA I SF 30 Year, 5.00%, 4/15/40 - 6/15/40	45,892,400	48,675,782
GNMA I SF 30 Year, 5.00%, 9/15/40	20,407,482	21,685,852
GNMA I SF 30 Year, 5.50%, 5/15/28 - 6/15/33	47,234,989	51,193,465
GNMA I SF 30 Year, 5.50%, 6/15/33 - 11/15/36	44,366,955	48,083,540
GNMA I SF 30 Year, 5.50%, 12/15/36 - 7/15/39	43,489,700	47,088,049
GNMA I SF 30 Year, 5.50%, 8/15/39 - 2/15/40	14,190,765	15,382,144
GNMA I SF 30 Year, 6.00%, 10/15/23 - 2/15/34	46,983,761	51,098,573
GNMA I SF 30 Year, 6.00%, 2/15/34 - 8/15/37	46,644,438	50,973,363
GNMA I SF 30 Year, 6.00%, 9/15/37 - 12/15/39	37,463,875	40,641,798
GNMA I SF 30 Year, 6.50%, 5/15/23 - 8/15/37	41,087,879	45,265,539
GNMA I SF 30 Year, 7.00%, 3/15/22 - 9/15/32	28,454,373	30,644,894
GNMA I SF 30 Year, 7.25%, 12/15/25 - 1/15/26	80,885	82,066
GNMA I SF 30 Year, 7.50%, 6/15/21 - 8/15/33	7,918,345	8,418,257
GNMA I SF 30 Year, 7.70%, 1/15/21 - 10/15/21	24,551	24,600
GNMA I SF 30 Year, 8.00%, 2/15/20 - 9/15/30	2,823,689	2,888,971
GNMA I SF 30 Year, 8.50%, 9/15/19 - 5/15/25	479,182	489,767
GNMA I SF 30 Year, 9.00%, 12/15/18 - 7/15/23	389,324	396,050
GNMA I SF 30 Year, 9.50%, 11/15/18 - 8/15/22	361,631	364,090
GNMA I SF 30 Year, 10.00%, 12/15/18 - 3/15/25	132,936	133,797
GNMA I SF 30 Year, 10.50%, 1/15/19 - 10/15/21	42,558	42,709
GNMA I SF 30 Year, 11.00%, 7/15/19 - 5/15/21	2,986	2,995
GNMA II SF 30 Year, 3.00%, 2/20/45	8,589,705	8,391,205
GNMA II SF 30 Year, 3.00%, 7/20/47	243,106,116	235,769,385
GNMA II SF 30 Year, 3.00%, 9/20/47	56,348,497	54,640,804
GNMA II SF 30 Year, 3.00%, 10/20/47	24,313,674	23,575,789
GNMA II SF 30 Year, 3.00%, 11/20/47	90,465,482	87,714,548
GNMA II SF 30 Year, 3.50%, 10/20/40 - 5/20/43	33,084,235	33,048,989
GNMA II SF 30 Year, 3.50%, 7/20/42	50,252,743	50,271,721
GNMA II SF 30 Year, 3.50%, 8/20/42	17,432,853	17,439,437
GNMA II SF 30 Year, 3.50%, 9/20/42	115,899,961	115,943,735

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities Fund (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 3.50%, 10/20/42	$23,888,360	$23,897,382
GNMA II SF 30 Year, 3.50%, 11/20/42	19,996,383	20,003,936
GNMA II SF 30 Year, 3.50%, 4/20/43	24,447,428	24,456,664
GNMA II SF 30 Year, 3.50%, 5/20/43	33,078,718	33,091,214
GNMA II SF 30 Year, 3.50%, 6/20/43	38,113,659	38,128,058
GNMA II SF 30 Year, 3.50%, 8/20/43	27,166,917	27,177,182
GNMA II SF 30 Year, 3.50%, 9/20/47	718,249,057	714,967,176
GNMA II SF 30 Year, 3.50%, 11/20/47	706,843,484	703,612,149
GNMA II SF 30 Year, 3.50%, 2/20/48	296,220,783	294,864,371
GNMA II SF 30 Year, 4.00%, 5/20/40 - 2/20/44	21,567,225	22,085,424
GNMA II SF 30 Year, 4.00%, 11/20/40	33,080,738	33,961,357
GNMA II SF 30 Year, 4.00%, 12/20/40	19,536,762	20,057,492
GNMA II SF 30 Year, 4.00%, 1/20/41	21,495,339	22,068,465
GNMA II SF 30 Year, 4.00%, 7/20/41	26,369,189	27,069,531
GNMA II SF 30 Year, 4.00%, 9/20/41	31,302,034	32,135,416
GNMA II SF 30 Year, 4.00%, 10/20/41	38,454,925	39,477,534
GNMA II SF 30 Year, 4.00%, 11/20/41	35,455,193	36,400,224
GNMA II SF 30 Year, 4.00%, 2/20/44	22,077,452	22,539,150
GNMA II SF 30 Year, 4.00%, 4/20/48	292,609,043	297,945,173
GNMA II SF 30 Year, 4.00%, 6/20/48	84,237,651	85,773,870
GNMA II SF 30 Year, 4.00%, 9/20/48	56,600,000	57,629,397
GNMA II SF 30 Year, 4.50%, 5/20/33 - 7/20/40	40,835,283	42,812,834
GNMA II SF 30 Year, 4.50%, 12/20/39	22,272,266	23,361,229
GNMA II SF 30 Year, 4.50%, 5/20/41	29,003,333	30,418,040
GNMA II SF 30 Year, 4.50%, 6/20/41 - 8/20/42	15,250,728	15,993,325
GNMA II SF 30 Year, 4.50%, 6/20/41	35,112,221	36,822,083
GNMA II SF 30 Year, 4.50%, 7/20/41	38,268,764	40,130,795
GNMA II SF 30 Year, 4.50%, 9/20/41	51,268,838	53,762,832
GNMA II SF 30 Year, 4.50%, 10/20/41	38,212,037	40,069,859
GNMA II SF 30 Year, 4.50%, 2/20/44	20,778,890	21,782,437
GNMA II SF 30 Year, 5.00%, 7/20/33 - 12/20/39	45,320,765	48,439,623
GNMA II SF 30 Year, 5.00%, 9/20/33	21,572,836	23,279,783
GNMA II SF 30 Year, 5.00%, 4/20/40 - 9/20/41	15,276,828	16,291,354
GNMA II SF 30 Year, 5.00%, 6/20/40	14,960,319	16,147,837
GNMA II SF 30 Year, 5.50%, 6/20/34 - 8/20/35	46,915,057	50,571,151
GNMA II SF 30 Year, 5.50%, 12/20/34	13,921,847	15,005,025
GNMA II SF 30 Year, 5.50%, 10/20/35 - 4/20/40	21,587,544	23,188,387
GNMA II SF 30 Year, 6.00%, 10/20/23 - 10/20/37	46,314,052	50,707,911
GNMA II SF 30 Year, 6.00%, 12/20/37 - 7/20/39	15,443,678	16,905,285
GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39	20,920,724	23,380,468
GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33	5,220,225	5,966,448
GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32	1,074,999	1,178,807
GNMA II SF 30 Year, 8.00%, 5/20/24 - 6/20/30	517,662	582,316
GNMA II SF 30 Year, 8.50%, 5/20/19 - 6/20/25	93,331	96,115
GNMA II SF 30 Year, 9.00%, 9/20/21 - 11/20/21	22,526	23,394
GNMA II SF 30 Year, 9.50%, 1/20/20 - 4/20/25	29,696	29,989
GNMA II SF 30 Year, 10.00%, 6/20/19 - 3/20/21	30,497	31,141
GNMA II SF 30 Year, 10.50%, 11/20/18 - 1/20/21	18,263	18,329
GNMA II SF 30 Year, 11.00%, 1/20/21	2,896	2,906

Total Mortgage-Backed Securities (Cost $5,029,038,819)		4,938,754,375

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities Fund (continued)

	Principal Amount	Value
U.S. Government and Agency Securities (Cost $89,975,770) 1.6%
U.S. Treasury Bond, 4.75%, 2/15/37	$67,500,000	$82,922,168

Total Investments before Short Term Investments (Cost $5,119,014,589)		5,021,676,543

	Shares

Short Term Investments (Cost $93,109,667) 1.8%

Money Market Funds 1.8%
[a,b]Institutional Fiduciary Trust Money Market Portfolio, 1.69%	93,109,667	93,109,667

Total Investments (Cost $5,212,124,256) 99.9%		5,114,786,210
Other Assets, less Liabilities 0.1%		6,821,815

Net Assets 100.0%		$5,121,608,025

See Abbreviations on page 130.

aSee Note 3(f) regarding investments in affiliated management investment companies.

bThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin Utilities Fund

Year Ended September 30, 2018[a]
Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.16

Income from investment operations[b]:
Net investment income[c]	0.02
Net realized and unrealized gains (losses)	(0.52)

Total from investment operations	(0.50)

Net asset value, end of year	$18.66

Total return[d]	(2.61)%

Ratios to average net assets[e]
Expenses[f,g]	0.84%
Net investment income	2.62%

Supplemental data
Net assets, end of year (000’s)	$3,536
Portfolio turnover rate	4.58%

aFor the period September 10, 2018 (effective date) to September 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

90	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Year Ended September 30,
	2018	2017	2016	2015	2014

Class A1

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.18	$17.85	$16.08	$16.58	$14.62

Income from investment operations[a]:
Net investment income[b]	0.50	0.53	0.48	0.49	0.49
Net realized and unrealized gains (losses)	(0.17)	1.30	2.31	(0.09)	2.00

Total from investment operations	0.33	1.83	2.79	0.40	2.49

Less distributions from:
Net investment income	(0.54)	(0.49)	(0.50)	(0.48)	(0.49)
Net realized gains	(0.31)	(0.01)	(0.52)	(0.42)	(0.04)

Total distributions	(0.85)	(0.50)	(1.02)	(0.90)	(0.53)

Net asset value, end of year	$18.66	$19.18	$17.85	$16.08	$16.58

Total return[c]	1.68%	10.38%	18.23%	2.19%	17.24%

Ratios to average net assets
Expenses[d]	0.74% [e]	0.75% [e]	0.73% [e]	0.73%	0.75% [e]
Net investment income	2.72%	2.86%	2.81%	2.88%	3.05%

Supplemental data
Net assets, end of year (000’s)	$3,654,795	$4,182,780	$4,180,124	$3,524,835	$3,717,397
Portfolio turnover rate	4.58%	0.89%	7.17%	9.55%	8.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Year Ended September 30,
	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.09	$17.76	$16.01	$16.50	$14.56

Income from investment operations[a]:
Net investment income[b]	0.41	0.43	0.39	0.40	0.41
Net realized and unrealized gains (losses)	(0.18)	1.30	2.30	(0.08)	1.98

Total from investment operations	0.23	1.73	2.69	0.32	2.39

Less distributions from:
Net investment income	(0.44)	(0.39)	(0.42)	(0.39)	(0.41)
Net realized gains	(0.31)	(0.01)	(0.52)	(0.42)	(0.04)

Total distributions	(0.75)	(0.40)	(0.94)	(0.81)	(0.45)

Net asset value, end of year	$18.57	$19.09	$17.76	$16.01	$16.50

Total return[c]	1.18%	9.88%	17.59%	1.74%	16.61%

Ratios to average net assets
Expenses[d]	1.24% [e]	1.25% [e]	1.23% [e]	1.23%	1.25% [e]
Net investment income	2.22%	2.36%	2.31%	2.38%	2.55%

Supplemental data
Net assets, end of year (000’s)	$834,070	$981,515	$1,064,065	$931,800	$986,318
Portfolio turnover rate	4.58%	0.89%	7.17%	9.55%	8.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

92	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Year Ended September 30,
	2018	2017	2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.11	$17.78	$16.02	$16.52	$14.58

Income from investment operations[a]:
Net investment income[b]	0.44	0.46	0.42	0.42	0.43
Net realized and unrealized gains (losses)	(0.18)	1.30	2.30	(0.09)	1.99

Total from investment operations	0.26	1.76	2.72	0.33	2.42

Less distributions from:
Net investment income	(0.47)	(0.42)	(0.44)	(0.41)	(0.44)
Net realized gains	(0.31)	(0.01)	(0.52)	(0.42)	(0.04)
Total distributions	(0.78)	(0.43)	(0.96)	(0.83)	(0.48)

Net asset value, end of year	$18.59	$19.11	$17.78	$16.02	$16.52

Total return	1.33%	10.04%	17.81%	1.83%	16.75%

Ratios to average net assets
Expenses[c]	1.09% [d]	1.10% [d]	1.08% [d]	1.08%	1.10% [d]
Net investment income	2.37%	2.51%	2.46%	2.53%	2.70%

Supplemental data
Net assets, end of year (000’s)	$72,927	$94,465	$103,247	$83,271	$95,498
Portfolio turnover rate	4.58%	0.89%	7.17%	9.55%	8.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Year Ended September 30,
	2018	2017	2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.32	$17.97	$16.18	$16.68	$14.71

Income from investment operations[a]:
Net investment income[b]	0.55	0.58	0.53	0.53	0.53
Net realized and unrealized gains (losses)	(0.17)	1.31	2.32	(0.09)	2.01

Total from investment operations	0.38	1.89	2.85	0.44	2.54

Less distributions from:
Net investment income	(0.58)	(0.53)	(0.54)	(0.52)	(0.53)
Net realized gains	(0.31)	(0.01)	(0.52)	(0.42)	(0.04)

Total distributions	(0.89)	(0.54)	(1.06)	(0.94)	(0.57)

Net asset value, end of year	$18.81	$19.32	$17.97	$16.18	$16.68

Total return	1.97%	10.70%	18.55%	2.45%	17.51%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.52%	0.48%	0.47%	0.47%	0.48%
Expenses net of waiver and payments by affiliates	0.48% [c]	0.48% [c,d]	0.47% [c,d]	0.47% [d]	0.48% [c,d]
Net investment income	2.98%	3.13%	3.07%	3.14%	3.32%

Supplemental data
Net assets, end of year (000’s)	$230,393	$241,455	$219,587	$201,225	$236,437
Portfolio turnover rate	4.58%	0.89%	7.17%	9.55%	8.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

94	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Year Ended September 30,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.32	$17.97	$16.19	$16.68	$14.71

Income from investment operations[a]:
Net investment income[b]	0.54	0.57	0.51	0.52	0.52
Net realized and unrealized gains (losses)	(0.18)	1.30	2.32	(0.09)	2.00

Total from investment operations	0.36	1.87	2.83	0.43	2.52

Less distributions from:
Net investment income	(0.56)	(0.51)	(0.53)	(0.50)	(0.51)
Net realized gains	(0.31)	(0.01)	(0.52)	(0.42)	(0.04)

Total distributions	(0.87)	(0.52)	(1.05)	(0.92)	(0.55)

Net asset value, end of year	$18.81	$19.32	$17.97	$16.19	$16.68

Total return	1.82%	10.64%	18.34%	2.40%	17.37%

Ratios to average net assets
Expenses[c]	0.59% [d]	0.60% [d]	0.58% [d]	0.58%	0.60% [d]
Net investment income	2.87%	3.01%	2.96%	3.03%	3.20%

Supplemental data
Net assets, end of year (000’s)	$927,845	$963,228	$755,484	$549,371	$562,202
Portfolio turnover rate	4.58%	0.89%	7.17%	9.55%	8.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	95

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2018

Franklin Utilities Fund

	Country	Shares	Value

Common Stocks 99.6%
Electric Utilities 58.1%
Alliant Energy Corp.	United States	3,800,000	$161,766,000
American Electric Power Co. Inc.	United States	3,900,000	276,432,000
Duke Energy Corp.	United States	3,200,000	256,064,000
Edison International	United States	3,300,000	223,344,000
Emera Inc.	Canada	2,000,000	62,140,730
Entergy Corp.	United States	2,100,000	170,373,000
Evergy Inc.	United States	4,600,000	252,632,000
Eversource Energy	United States	2,300,000	141,312,000
Exelon Corp.	United States	6,700,000	292,522,000
FirstEnergy Corp.	United States	4,700,000	174,699,000
NextEra Energy Inc.	United States	2,850,000	477,660,000
OGE Energy Corp.	United States	1,700,000	61,744,000
[a]PG&E Corp.	United States	2,000,000	92,020,000
Pinnacle West Capital Corp.	United States	1,500,000	118,770,000
PNM Resources Inc.	United States	2,199,970	86,788,816
PPL Corp.	United States	2,700,000	79,002,000
The Southern Co.	United States	4,200,000	183,120,000
Xcel Energy Inc.	United States	4,600,000	217,166,000

			3,327,555,546

Gas Utilities 1.2%
Atmos Energy Corp.	United States	200,000	18,782,000
Spire Inc.	United States	700,000	51,485,000

			70,267,000

Multi-Utilities 32.5%
Ameren Corp.	United States	1,100,000	69,542,000
Black Hills Corp.	United States	700,000	40,663,000
CenterPoint Energy Inc.	United States	5,000,000	138,250,000
CMS Energy Corp.	United States	5,100,000	249,900,000
Consolidated Edison Inc.	United States	1,250,000	95,237,500
Dominion Energy Inc.	United States	4,200,000	295,176,000
DTE Energy Co.	United States	1,600,000	174,608,000
National Grid PLC	United Kingdom	5,999,933	61,897,077
NiSource Inc.	United States	3,400,000	84,728,000
NorthWestern Corp.	United States	596,800	35,008,288
Public Service Enterprise Group Inc.	United States	2,800,000	147,812,000
SCANA Corp.	United States	300,000	11,667,000
Sempra Energy	United States	2,400,000	273,000,000
Vectren Corp.	United States	500,000	35,745,000
WEC Energy Group Inc.	United States	2,150,792	143,586,874

			1,856,820,739

Oil, Gas & Consumable Fuels 4.4%
Enbridge Inc.	Canada	800,000	25,832,000
Kinder Morgan Inc.	United States	4,800,000	85,104,000
ONEOK Inc.	United States	568,200	38,518,278
TransCanada Corp.	Canada	1,000,000	40,431,705
The Williams Cos. Inc.	United States	2,200,000	59,818,000

			249,703,983

96	Annual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS

Franklin Utilities Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Water Utilities 3.4%
American Water Works Co. Inc.	United States	1,500,000	$131,955,000
United Utilities Group PLC	United Kingdom	6,700,000	61,485,846

			193,440,846

Total Common Stocks (Cost $3,130,618,940)			5,697,788,114

		Principal Amount
Corporate Bonds (Cost $6,087,828) 0.1%
Multi-Utilities 0.1%
Aquila Inc., senior note, 8.27%, 11/15/21	United States	$6,100,000	6,818,488

Total Investments before Short Term Investments (Cost $3,136,706,768)			5,704,606,602

		Shares
Short Term Investments (Cost $17,808,342) 0.3%

Money Market Funds 0.3%
[b,c]Institutional Fiduciary Trust Money Market Portfolio, 1.69%	United States	17,808,342	17,808,342

Total Investments (Cost $3,154,515,110) 100.0%			5,722,414,944
Other Assets, less Liabilities 0.0%†			1,151,601

Net Assets 100.0%			$5,723,566,545

See Abbreviations on page 130.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN CUSTODIAN FUNDS

Financial Statements

Statements of Assets and Liabilities

September 30, 2018

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund

Assets:
+Investments in securities:
Cost - Unaffiliated issuers	$3,421,116,937	$ 5,330,851,562	$73,414,984,106
Cost - Non-controlled affiliates (Note 3f and 9)	125,141,525	224,477,141	562,479,699
Cost - Unaffiliated repurchase agreements	—	—	3,155,971

Value - Unaffiliated issuers	$6,664,310,389	$16,181,259,863	$75,810,489,067
Value - Non-controlled affiliates (Note 3f and 9)	125,141,525	224,477,141	544,991,194
Value - Unaffiliated repurchase agreements	—	—	3,155,971
Cash	—	298,762	7,079,695
Receivables:
Investment securities sold	18,383,491	—	163,817,810
Capital shares sold	31,793,292	33,715,266	48,041,336
Dividends and interest	1,397,883	8,902,516	675,300,542
Other assets	1,894	5,858	31,367

Total assets	6,841,028,474	16,448,659,406	77,252,906,982

Liabilities:
Payables:
Investment securities purchased	7,372,010	—	440,489,736
Capital shares redeemed	9,979,269	29,557,054	82,502,934
Management fees	2,539,677	5,903,346	23,567,847
Distribution fees	2,543,406	5,884,279	33,055,070
Transfer agent fees	837,869	2,906,625	10,105,514
Options written, at value (premiums received $—, $— and $28,483,429, respectively)	—	—	24,673,000
Payable upon return of securities loaned	—	—	15,778,971
Accrued expenses and other liabilities	386,855	692,783	3,469,423

Total liabilities	23,659,086	44,944,087	633,642,495

Net assets, at value	$6,817,369,388	$16,403,715,319	$76,619,264,487

Net assets consist of:
Paid-in capital	$3,419,048,146	$ 5,345,609,332	$76,426,657,156
Total distributable earnings (loss)	3,398,321,242	11,058,105,987	192,607,331

Net assets, at value	$6,817,369,388	$16,403,715,319	$76,619,264,487

+Includes securities loaned	$ —	$ —	$ 15,276,890

98	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

September 30, 2018

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund

Class A:
Net assets, at value	$3,741,561,876	$9,044,834,174	$ 107,057,233

Shares outstanding	46,102,241	84,070,372	46,110,126

Net asset value per share[a]	$81.16	$107.59	$2.32

Maximum offering price per share (net asset value per share ÷ 94.50%, 94.50% and 95.75%, respectively)	$85.88	$113.85	$2.42

Class A1:
Net assets, at value			$42,929,573,280

Shares outstanding			18,489,593,506

Net asset value and maximum offering price per share[a]			$2.32

Maximum offering price per share (net asset value per share ÷ 95.75%)			$2.42

Class C:
Net assets, at value	$ 611,220,971	$1,060,257,868	$19,895,441,018

Shares outstanding	8,979,652	10,777,365	8,453,597,826

Net asset value and maximum offering price per share[a]	$68.07	$98.38	$2.35

Class R:
Net assets, at value	$ 95,924,932	$ 524,960,276	$ 296,097,953

Shares outstanding	1,216,121	4,906,019	129,959,623

Net asset value and maximum offering price per share	$78.88	$107.00	$2.28

Class R6:
Net assets, at value	$1,688,595,135	$2,634,454,734	$ 2,062,333,739

Shares outstanding	20,027,224	24,415,837	895,173,936

Net asset value and maximum offering price per share	$84.31	$107.90	$2.30

Advisor Class:
Net assets, at value	$ 680,066,474	$3,139,208,267	$11,328,761,264

Shares outstanding	8,138,719	29,079,905	4,920,721,863

Net asset value and maximum offering price per share	$83.56	$107.95	$2.30

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	99

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

September 30, 2018

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,119,014,589	$3,136,706,768
Cost - Non-controlled affiliates (Note 3f and 9)	93,109,667	17,808,342

Value - Unaffiliated issuers	$5,021,676,543	$5,704,606,602
Value - Non-controlled affiliates (Note 3f and 9)	93,109,667	17,808,342
Receivables:
Capital shares sold	2,115,061	3,344,770
Dividends and interest	16,218,287	9,485,290
Other assets	2,078	2,274

Total assets	5,133,121,636	5,735,247,278

Liabilities:
Payables:
Capital shares redeemed	4,887,625	6,353,511
Management fees	1,908,586	2,164,274
Distribution fees	1,447,085	1,929,251
Transfer agent fees	940,462	897,247
Distributions to shareholders	1,728,665	—
Accrued expenses and other liabilities	601,188	336,450

Total liabilities	11,513,611	11,680,733

Net assets, at value	$5,121,608,025	$5,723,566,545

Net assets consist of:
Paid-in capital	$5,774,571,841	$2,985,993,771
Total distributable earnings (loss)	(652,963,816)	2,737,572,774

Net assets, at value	$5,121,608,025	$5,723,566,545

100	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

September 30, 2018

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Class A:
Net assets, at value	$4,471,761	$3,536,416

Shares outstanding	763,712	189,504

Net asset value per share[a]	$5.86	$18.66

Maximum offering price per share (net asset value per share ÷ 95.75%)	$6.12	$19.49

Class A1:
Net assets, at value	$3,099,373,279	$3,654,795,449

Shares outstanding	529,734,092	195,813,880

Net asset value and maximum offering price per share[a]	$5.85	$18.66

Maximum offering price per share (net asset value per share ÷ 95.75%)	$6.11	$19.49

Class C:
Net assets, at value	$571,525,228	$834,069,544

Shares outstanding	98,391,789	44,920,626

Net asset value and maximum offering price per share[a]	$5.81	$18.57

Class R:
Net assets, at value	$31,143,613	$72,926,787

Shares outstanding	5,325,841	3,922,276

Net asset value and maximum offering price per share	$5.85	$18.59

Class R6:
Net assets, at value	$694,812,652	$230,392,966

Shares outstanding	118,357,953	12,250,590

Net asset value and maximum offering price per share	$5.87	$18.81

Advisor Class:
Net assets, at value	$720,281,492	$927,845,383

Shares outstanding	122,678,764	49,332,482

Net asset value and maximum offering price per share	$5.87	$18.81

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	101

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Operations

for the year ended September 30, 2018

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$26,915,256	$184,282,044	$1,191,885,750
Non-controlled affiliates (Note 3f and 9)	1,641,929	3,722,826	14,519,270
Interest:
Unaffiliated issuers	—	—	2,407,788,207
Controlled affiliates (Note 9)	—	—	3,353,931
Non-controlled affiliates (Note 9)	—	—	54,098,020
Income from securities loaned (net of fees and rebates)	—	—	1,784,265

Total investment income	28,557,185	188,004,870	3,673,429,443

Expenses:
Management fees (Note 3a)	24,562,529	67,188,693	295,407,924
Distribution fees: (Note 3c)
Class A	7,607,712	21,320,776	7,774
Class A1	—	—	66,878,563
Class C	4,825,287	10,022,333	139,081,351
Class R	332,065	2,596,195	1,606,084
Transfer agent fees: (Note 3e)
Class A	3,942,975	10,762,503	2,555
Class A1	—	—	39,476,500
Class C	625,212	1,264,977	18,944,896
Class R	86,202	656,832	286,257
Class R6	294,901	565,131	332,845
Advisor Class	629,903	3,542,778	9,980,022
Custodian fees (Note 4)	102,240	192,780	1,134,368
Reports to shareholders	589,165	919,198	4,137,630
Registration and filing fees	362,023	215,466	741,861
Professional fees	88,153	188,019	1,862,824
Trustees’ fees and expenses	21,513	66,212	363,971
Other	70,274	224,385	687,973

Total expenses	44,140,154	119,726,278	580,933,398
Expense reductions (Note 4)	(155)	(743)	(418,073)
Expenses waived/paid by affiliates (Note 3f and 3g)	(541,797)	(1,190,435)	(5,123,635)

Net expenses	43,598,202	118,535,100	575,391,690

Net investment income (loss)	(15,041,017)	69,469,770	3,098,037,753

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:+
Unaffiliated issuers	176,745,336	308,138,392	2,407,938,687
Controlled affiliates (Note 3f and 9)	—	—	4,149,459
Non-controlled affiliates (Note 3f and 9)	—	—	(389,718,988)
Written options	—	—	121,101,389
Foreign currency transactions	41,609	(204,064)	(3,955,235)

Net realized gain (loss)	176,786,945	307,934,328	2,139,515,312

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	1,253,022,528	2,488,154,018	(4,256,651,399)
Controlled affiliates (Note 3f and 9)	—	—	50,030,607
Non-controlled affiliates (Note 3f and 9)	—	—	556,805,106
Translation of other assets and liabilities denominated in foreign currencies	(5,535)	—	(1,303,586)
Written options	—	—	6,930,114

Net change in unrealized appreciation (depreciation)	1,253,016,993	2,488,154,018	(3,644,189,158)

102	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended September 30, 2018

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Net realized and unrealized gain (loss)	$1,429,803,938	$2,796,088,346	$(1,504,673,846)

Net increase (decrease) in net assets resulting from operations	$1,414,762,921	$2,865,558,116	$1,593,363,907

*Foreign taxes withheld on dividends	$116,462	$1,251,966	$55,476,204
+Includes gains from a redemption in-kind (Note 11)	$—	$42,189,159	$—

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	103

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended September 30, 2018

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$—	$205,451,330
Non-controlled affiliates (Note 3f and 9)	1,279,356	278,893
Interest:
Unaffiliated issuers:
Paydown gain (loss)	(29,839,912)	—
Paid in cash	205,400,869	1,328,823
Income from securities loaned (net of fees and rebates)	—	2,492

Total investment income	176,840,313	207,061,538

Expenses:
Management fees (Note 3a)	24,532,386	27,230,235
Distribution fees: (Note 3c)
Class A	277	260
Class A1	4,980,924	5,772,753
Class C	4,376,640	5,826,246
Class R	168,573	403,339
Transfer agent fees: (Note 3e)
Class A	142	112
Class A1	4,651,394	4,467,136
Class C	929,587	1,040,390
Class R	47,000	93,918
Class R6	151,927	127,199
Advisor Class	1,012,477	1,073,316
Custodian fees (Note 4)	45,842	72,945
Reports to shareholders	400,518	423,124
Registration and filing fees	162,551	153,389
Professional fees	95,120	102,060
Trustees’ fees and expenses	25,001	28,007
Other	578,710	108,443

Total expenses	42,159,069	46,922,872
Expense reductions (Note 4)	(1,315)	(6,897)
Expenses waived/paid by affiliates (Note 3f and 3g)	(424,436)	(184,341)

Net expenses	41,733,318	46,731,634

Net investment income	135,106,995	160,329,904

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(17,091,870)	202,345,920
Foreign currency transactions	—	(204,082)

Net realized gain (loss)	(17,091,870)	202,141,838

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(204,522,890)	(290,381,785)
Translation of other assets and liabilities denominated in foreign currencies	—	3,394

Net change in unrealized appreciation (depreciation)	(204,522,890)	(290,378,391)

Net realized and unrealized gain (loss)	(221,614,760)	(88,236,553)

Net increase (decrease) in net assets resulting from operations	$(86,507,765)	$72,093,351

*Foreign taxes withheld on dividends	$—	$1,429,263

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin DynaTech Fund		Franklin Growth Fund

	Year Ended September 30,		Year Ended September 30,

	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(15,041,017)	$(10,773,451)	$69,469,770	$65,365,826
Net realized gain (loss)	176,786,945	110,351,134	307,934,328	281,282,680
Net change in unrealized appreciation (depreciation)	1,253,016,993	687,873,992	2,488,154,018	2,130,737,126

Net increase (decrease) in net assets resulting from operations	1,414,762,921	787,451,675	2,865,558,116	2,477,385,632

Distributions to shareholders: (Note 1l)
Class A	(46,020,971)	(67,256,053)	(226,847,781)	(271,375,277)
Class C	(8,263,863)	(11,758,906)	(24,694,013)	(28,670,653)
Class R	(916,852)	(1,284,067)	(13,125,428)	(16,218,229)
Class R6	(16,654,639)	(11,046,724)	(66,654,737)	(50,057,658)
Advisor Class	(5,793,931)	(7,824,210)	(76,869,802)	(80,246,268)

Total distributions to shareholders	(77,650,256)	(99,169,960)	(408,191,761)	(446,568,085)

Capital share transactions: (Note 2)
Class A	479,666,303	(58,619,051)	(384,147,638)	(775,062,897)
Class C	121,107,638	(5,464,905)	(26,004,014)	(50,580,939)
Class R	32,046,631	1,319,443	(68,853,353)	(43,562,140)
Class R6	912,918,385	11,234,886	556,753,865	215,211,021
Advisor Class	(156,845,531)	410,822,596	(126,254,992)	419,014,663

Total capital share transactions	1,388,893,426	359,292,969	(48,506,132)	(234,980,292)

Net increase (decrease) in net assets	2,726,006,091	1,047,574,684	2,408,860,223	1,795,837,255
Net assets:
Beginning of year	4,091,363,297	3,043,788,613	13,994,855,096	12,199,017,841

End of year (Note 1l)	$6,817,369,388	$4,091,363,297	$16,403,715,319	$13,994,855,096

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Income Fund		Franklin U.S. Government Securities Fund
	Year Ended September 30,		Year Ended September 30,
	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$3,098,037,753	$3,350,660,766	$135,106,995	$130,407,046
Net realized gain (loss)	2,139,515,312	1,860,395,900	(17,091,870)	(63,379,288)
Net change in unrealized appreciation (depreciation)	(3,644,189,158)	3,978,607,766	(204,522,890)	(107,534,558)

Net increase (decrease) in net assets resulting from operations	1,593,363,907	9,189,664,432	(86,507,765)	(40,506,800)

Distributions to shareholders: (Note 1l)
Class A	—	—	(12,054)	—
Class A1	(2,288,960,635)	(2,378,392,172)	(102,662,505)	(117,543,709)
Class M	(106)	—	(67)	—
Class C	(972,575,550)	(1,087,030,360)	(17,064,880)	(23,194,188)
Class R	(15,730,910)	(18,864,554)	(917,007)	(1,294,613)
Class R6	(112,761,533)	(95,303,179)	(20,832,132)	(16,694,015)
Advisor Class	(597,750,735)	(524,726,253)	(23,153,769)	(25,402,172)

Total distributions to shareholders	(3,987,779,469)	(4,104,316,518)	(164,642,414)	(184,128,697)

Capital share transactions: (Note 2)
Class A	107,124,173	—	4,483,084	—
Class A1	(2,231,639,649)	(1,869,610,539)	(326,093,441)	(511,968,136)
Class M	229	—	108	—
Class C	(2,505,402,882)	(2,293,654,717)	(194,350,252)	(202,855,335)
Class R	(55,588,036)	(58,209,535)	(5,634,672)	(19,433,072)
Class R6	309,451,485	(32,346,017)	276,619,775	(159,062,673)
Advisor Class	(1,525,738)	2,925,976,903	(100,605,572)	162,685,038

Total capital share transactions	(4,377,580,418)	(1,327,843,905)	(345,580,970)	(730,634,178)

Net increase (decrease) in net assets	(6,771,995,980)	3,757,504,009	(596,731,149)	(955,269,675)
Net assets:
Beginning of year	83,391,260,467	79,633,756,458	5,718,339,174	6,673,608,849

End of year (Note 1l)	$76,619,264,487	$83,391,260,467	$5,121,608,025	$5,718,339,174

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Utilities Fund
	Year Ended September 30,
	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$160,329,904	$177,423,281
Net realized gain (loss)	202,141,838	88,486,105
Net change in unrealized appreciation (depreciation)	(290,378,391)	349,739,100

Net increase (decrease) in net assets resulting from operations	72,093,351	615,648,486

Distributions to shareholders: (Note 1l)
Class A1	(177,065,549)	(110,776,128)
Class M	(70)	—
Class C	(37,179,447)	(22,295,630)
Class R	(3,557,682)	(2,300,362)
Class R6	(10,987,844)	(6,819,072)
Advisor Class	(43,572,165)	(23,791,428)

Total distributions to shareholders	(272,362,757)	(165,982,620)

Capital share transactions: (Note 2)
Class A	3,570,602	—
Class A1	(400,697,038)	(289,671,581)
Class M	262	—
Class C	(115,788,847)	(156,252,743)
Class R	(18,460,504)	(15,638,722)
Class R6	(4,300,346)	4,295,848
Advisor Class	(3,930,299)	148,535,428

Total capital share transactions	(539,606,170)	(308,731,770)

Net increase (decrease) in net assets	(739,875,576)	140,934,096
Net assets:
Beginning of year	6,463,442,121	6,322,508,025

End of year (Note 1l)	$5,723,566,545	$6,463,442,121

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FRANKLIN CUSTODIAN FUNDS

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds, five of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Effective January 25, 2018, Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund began offering a new class of shares, Class M. Class M was closed to investors effective at the close of market June 8, 2018.

Effective September 10, 2018, Franklin Income, Franklin U.S. Government Securities and Franklin Utilities Funds’ Class A shares were renamed Class A1 and these Funds began offering a new class of shares, Class A. Class A1 shares are only offered to existing Class A1 shareholders.

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin DynaTech Fund

Franklin Growth Fund

Class A, Class A1, Class C, Class R, Class R6 & Advisor Class

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

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The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment

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1.  Organization and Significant Accounting

Policies (continued)

c.  Joint Repurchase Agreement (continued)

manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at year end, as indicated in the Statements of Investments, had been entered into on September 28, 2018.

d.  Securities Purchased on a Delayed Delivery Basis

Certain or all Funds purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e.  Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

f.  Index-Linked Notes

Certain or all Funds invest in index-linked notes. Index-linked notes are senior, unsecured, subordinated debt securities issued by a financial institution, and the value is based on the price movements of the underlying index. Index-linked notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of investing in index-linked notes include unfavorable price movements in the underlying index and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with index-linked notes and the appreciation potential may be limited. Index-linked notes may be more volatile and less liquid than other investments held by the Funds.

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g.  Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

h.  Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At September 30, 2018, the Franklin Utilities Fund had no securities on loan.

i.  Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

j.  Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

k.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded

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NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting

Policies (continued)

k.  Income and Deferred Taxes (continued)

based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2018, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

l.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

m.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

n.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as

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this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective with the current reporting period, it is no longer required to present certain line items on the Statements of Changes in Net Assets. Such disclosure changes are included in the Statements of Changes in Net Assets, therefore prior period amounts are presented below.

For the year ended September 30, 2017, distributions to shareholders were as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Distributions from net investment income:
Class A	$—	$(36,895,906)	$—
Class A1	—	—	(2,378,392,172)
Class C	—	—	(1,087,030,360)
Class R	—	(1,230,882)	(18,864,554)
Class R6	—	(11,177,576)	(95,303,179)
Advisor Class	—	(15,699,120)	(524,726,253)
Distributions from net realized gains:
Class A	(67,256,053)	(234,479,371)	—
Class C	(11,758,906)	(28,670,653)	—
Class R	(1,284,067)	(14,987,347)	—
Class R6	(11,046,724)	(38,880,082)	—
Advisor Class	(7,824,210)	(64,547,148)	—

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Distributions from net investment income:
Class A1	$(117,543,709)	$(108,430,003)
Class C	(23,194,188)	(21,699,670)
Class R	(1,294,613)	(2,242,163)
Class R6	(16,694,015)	(6,694,467)
Advisor Class	(25,402,172)	(23,372,926)
Distributions from net realized gains:
Class A1	—	(2,346,125)
Class C	—	(595,960)
Class R	—	(58,199)
Class R6	—	(124,605)
Advisor Class	—	(418,502)

For the year ended September 30, 2017, undistributed net investment income/accumulated net investment loss/distribution in excess of net investment income included in net assets were as follows:

Fund	Undistributed net investment income	Distribution in excess of net investment income	Accumulated net investment loss
Franklin DynaTech Fund	$—	$—	$(8,477,093)
Franklin Growth Fund	$37,243,783	$—	$—
Franklin Income Fund	$—	$(74,871,430)	$—
Franklin U.S. Government Securities Fund	$—	$(1,086,491)	$—
Franklin Utilities Fund	$19,836,444	$—	$—

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2.  Shares of Beneficial Interest

At September 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin DynaTech Fund		Franklin Growth Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended September 30, 2018
Shares sold	14,831,366	$1,079,518,288	11,280,920	$1,109,298,387
Shares issued in reinvestment of distributions	649,398	42,412,146	2,241,557	209,293,239
Shares redeemed	(8,972,810)	(642,264,131)	(17,341,818)	(1,702,739,264)
Net increase (decrease)	6,507,954	$479,666,303	(3,819,341)	$(384,147,638)
Year ended September 30, 2017
Shares sold	9,362,267	$523,007,968	14,162,348	$1,174,286,495
Shares issued in reinvestment of distributions	1,325,934	62,305,651	3,311,489	249,918,049
Shares redeemed	(11,882,951)	(643,932,670)	(26,713,031)	(2,199,267,441)
Net increase (decrease)	(1,194,750)	$(58,619,051)	(9,239,194)	$(775,062,897)
Class C Shares:
Year ended September 30, 2018
Shares sold	3,541,513	$216,395,204	2,015,126	$182,547,090
Shares issued in reinvestment of distributions	145,521	8,019,671	273,473	23,494,117
Shares redeemed	(1,708,778)	(103,307,237)	(2,558,228)	(232,045,221)
Net increase (decrease)	1,978,256	$121,107,638	(269,629)	$(26,004,014)
Year ended September 30, 2017
Shares sold	1,608,949	$76,923,384	2,061,309	$157,211,473
Shares issued in reinvestment of distributions	278,097	11,146,149	378,292	26,423,730
Shares redeemed	(2,017,425)	(93,534,438)	(3,058,986)	(234,216,142)

Net increase (decrease)	(130,379)	$(5,464,905)	(619,385)	$(50,580,939)
Class R Shares:
Year ended September 30, 2018
Shares sold	728,247	$52,135,875	646,523	$63,137,515
Shares issued in reinvestment of distributions	14,081	895,541	137,299	12,777,077
Shares redeemed	(304,303)	(20,984,785)	(1,477,753)	(144,767,945)
Net increase (decrease)	438,025	$32,046,631	(693,931)	$(68,853,353)
Year ended September 30, 2017
Shares sold	267,584	$14,852,690	912,197	$76,231,533
Shares issued in reinvestment of distributions	27,272	1,251,781	210,204	15,813,630
Shares redeemed	(280,176)	(14,785,028)	(1,629,437)	(135,607,303)
Net increase (decrease)	14,680	$1,319,443	(507,036)	$(43,562,140)

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	Franklin DynaTech Fund		Franklin Growth Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Year ended September 30, 2018
Shares sold	17,913,232	$1,294,331,619	11,217,056	$ 1,090,829,917
Shares issued in reinvestment of distributions	246,188	16,654,639	664,503	62,044,590
Shares redeemed in-kind (Note 11)	—	—	(596,870)	(64,204,995)
Shares redeemed	(5,146,068)	(398,067,873)	(5,377,348)	(531,915,647)

Net increase (decrease)	13,013,352	$ 912,918,385	5,907,341	$ 556,753,865

Year ended September 30, 2017
Shares sold	1,671,232	$ 92,675,376	6,556,890	$ 547,502,376
Shares issued in reinvestment of distributions	228,050	11,046,724	613,371	46,278,808
Shares redeemed	(1,597,410)	(92,487,214)	(4,499,648)	(378,570,163)

Net increase (decrease)	301,872	$ 11,234,886	2,670,613	$ 215,211,021

Advisor Class Shares:
Year ended September 30, 2018
Shares sold	5,333,633	$ 398,259,942	7,218,349	$ 715,181,948
Shares issued in reinvestment of distributions	79,332	5,323,142	772,474	72,226,322
Shares redeemed	(8,277,537)	(560,428,615)	(9,391,141)	(913,663,262)

Net increase (decrease)	(2,864,572)	$ (156,845,531)	(1,400,318)	$ (126,254,992)

Year ended September 30, 2017
Shares sold	9,006,379	$ 514,535,401	11,853,956	$ 980,377,887
Shares issued in reinvestment of distributions	155,933	7,506,593	998,990	75,473,718
Shares redeemed	(1,979,331)	(111,219,398)	(7,733,627)	(636,836,942)

Net increase (decrease)	7,182,981	$ 410,822,596	5,119,319	$ 419,014,663

	Franklin Income Fund		Franklin U.S. Government Securities Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended September 30, 2018[a]
Shares sold	47,757,868	$110,955,834	854,097	$ 5,012,817
Shares issued in reinvestment of distributions	—	—	1,534	8,990
Shares redeemed	(1,647,742)	(3,831,661)	(91,919)	(538,723)

Net increase (decrease)	46,110,126	$107,124,173	763,712	$ 4,483,084

Class A1 Shares:
Year ended September 30, 2018
Shares sold	1,654,073,714	$3,876,349,005	91,619,493	$ 551,601,916
Shares issued in reinvestment of distributions	897,284,705	2,093,922,360	14,259,224	84,951,032
Shares redeemed	(3,507,769,889)	(8,201,911,014)	(160,829,797)	(962,646,389)

Net increase (decrease)	(956,411,470)	$(2,231,639,649)	(54,951,080)	$ (326,093,441)

Year ended September 30, 2017
Shares sold	2,326,579,530	$5,409,263,110	88,315,020	$ 547,846,708
Shares issued in reinvestment of distributions	942,817,065	2,180,859,371	16,155,083	99,906,202
Shares redeemed	(4,077,035,296)	(9,459,733,020)	(187,133,417)	(1,159,721,046)

Net increase (decrease)	(807,638,701)	$(1,869,610,539)	(82,663,314)	$ (511,968,136)

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2.  Shares of Beneficial Interest (continued)

	Franklin Income Fund		Franklin U.S. Government Securities Fund
	Shares	Amount	Shares	Amount

Class M Shares:[b]
Year ended September 30, 2018[c]
Shares sold	2,058	$5,000	829	$5,000
Shares redeemed	(2,058)	(4,771)	(829)	(4,892)

Net increase (decrease)	—	$229	—	$108

Class C Shares:
Year ended September 30, 2018
Shares sold	582,283,439	$1,382,849,638	7,433,473	$44,268,648
Shares issued in reinvestment of distributions	377,996,060	893,922,732	2,628,467	15,553,873
Shares redeemed	(2,018,663,790)	(4,782,175,252)	(42,755,854)	(254,172,773)

Net increase (decrease)	(1,058,384,291)	$(2,505,402,882)	(32,693,914)	$(194,350,252)

Year ended September 30, 2017
Shares sold	911,767,616	$2,142,426,105	14,550,091	$89,797,342
Shares issued in reinvestment of distributions	413,154,940	967,759,461	3,401,372	20,890,746
Shares redeemed	(2,297,260,192)	(5,403,840,283)	(50,952,421)	(313,543,423)

Net increase (decrease)	(972,337,636)	$(2,293,654,717)	(33,000,958)	$(202,855,335)

Class R Shares:
Year ended September 30, 2018
Shares sold	22,303,807	$51,304,961	1,311,996	$7,841,271
Shares issued in reinvestment of distributions	6,461,113	14,805,328	144,887	862,596
Shares redeemed	(52,753,780)	(121,698,325)	(2,397,338)	(14,338,539)

Net increase (decrease)	(23,988,860)	$(55,588,036)	(940,455)	$(5,634,672)

Year ended September 30, 2017
Shares sold	29,390,834	$67,078,836	2,216,203	$13,791,777
Shares issued in reinvestment of distributions	7,822,410	17,773,811	199,172	1,231,596
Shares redeemed	(62,623,063)	(143,062,182)	(5,574,593)	(34,456,445)

Net increase (decrease)	(25,409,819)	$(58,209,535)	(3,159,218)	$(19,433,072)

Class R6 Shares:
Year ended September 30, 2018
Shares sold	241,446,374	$566,628,288	61,412,244	$370,212,496
Shares issued in reinvestment of distributions	46,333,019	107,151,115	3,488,682	20,828,159
Shares redeemed	(157,691,667)	(364,327,918)	(19,140,378)	(114,420,880)

Net increase (decrease)	130,087,726	$309,451,485	45,760,548	$276,619,775

Year ended September 30, 2017
Shares sold	45,238,070	$104,748,463	7,989,421	$49,592,166
Shares issued in reinvestment of distributions	39,448,905	90,547,964	2,685,559	16,667,699
Shares redeemed	(98,936,238)	(227,642,444)	(36,176,783)	(225,322,538)

Net increase (decrease)	(14,249,263)	$(32,346,017)	(25,501,803)	$(159,062,673)

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	Franklin Income Fund		Franklin U.S. Government Securities Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended September 30, 2018
Shares sold	1,216,256,316	$2,822,041,342	40,864,155	$245,204,402
Shares issued in reinvestment of distributions	227,374,647	525,980,680	3,544,600	21,175,930
Shares redeemed	(1,442,679,003)	(3,349,547,760)	(60,767,806)	(366,985,904)

Net increase (decrease)	951,960	$(1,525,738)	(16,359,051)	$(100,605,572)

Year ended September 30, 2017
Shares sold	2,163,722,071	$4,992,265,330	63,438,736	$394,713,677
Shares issued in reinvestment of distributions	201,275,423	462,952,027	3,720,638	23,067,829
Shares redeemed	(1,099,054,643)	(2,529,240,454)	(41,027,662)	(255,096,468)

Net increase (decrease)	1,265,942,851	$2,925,976,903	26,131,712	$162,685,038

aFor the period September 10, 2018 (effective date) to September 30, 2018.

bClass M was closed to investors on June 8, 2018.

cFor the period January 25, 2018 (effective date) to June 8, 2018.

	Franklin Utilities Fund

	Shares	Amount

Class A Shares:
Year ended September 30, 2018[a]
Shares sold	192,333	$3,622,735
Shares redeemed	(2,829)	(52,133)

Net increase (decrease)	189,504	$3,570,602

Class A1 Shares:
Year ended September 30, 2018
Shares sold	24,701,743	$456,163,799
Shares issued in reinvestment of distributions	8,528,408	161,849,791
Shares redeemed	(55,450,300)	(1,018,710,628)

Net increase (decrease)	(22,220,149)	$(400,697,038)

Year ended September 30, 2017
Shares sold	33,746,244	$620,365,753
Shares issued in reinvestment of distributions	5,477,068	100,790,068
Shares redeemed	(55,404,028)	(1,010,827,402)

Net increase (decrease)	(16,180,716)	$(289,671,581)

Class M Shares:[b]
Year ended September 30, 2018[c]
Shares sold	276	$5,000
Shares redeemed	(276)	(4,738)

Net increase (decrease)	—	$262

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2.  Shares of Beneficial Interest (continued)

	Franklin Utilities Fund
	Shares	Amount

Class C Shares:
Year ended September 30, 2018
Shares sold	3,577,672	$66,427,917
Shares issued in reinvestment of distributions	1,833,349	34,761,364
Shares redeemed	(11,911,335)	(216,978,128)

Net increase (decrease)	(6,500,314)	$(115,788,847)

Year ended September 30, 2017
Shares sold	5,503,753	$100,721,777
Shares issued in reinvestment of distributions	1,083,738	19,834,562
Shares redeemed	(15,075,669)	(276,809,082)

Net increase (decrease)	(8,488,178)	$(156,252,743)

Class R Shares:
Year ended September 30, 2018
Shares sold	977,147	$17,937,233
Shares issued in reinvestment of distributions	181,427	3,446,022
Shares redeemed	(2,178,750)	(39,843,759)

Net increase (decrease)	(1,020,176)	$(18,460,504)

Year ended September 30, 2017
Shares sold	1,609,833	$29,215,041
Shares issued in reinvestment of distributions	121,708	2,225,505
Shares redeemed	(2,594,910)	(47,079,268)

Net increase (decrease)	(863,369)	$(15,638,722)

Class R6 Shares:
Year ended September 30, 2018
Shares sold	2,535,167	$47,060,404
Shares issued in reinvestment of distributions	576,101	10,987,844
Shares redeemed	(3,356,319)	(62,348,594)

Net increase (decrease)	(245,051)	$(4,300,346)

Year ended September 30, 2017
Shares sold	3,378,291	$61,987,731
Shares issued in reinvestment of distributions	367,045	6,819,073
Shares redeemed	(3,469,190)	(64,510,956)

Net increase (decrease)	276,146	$4,295,848

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	Franklin Utilities Fund
	Shares	Amount

Advisor Class Shares:
Year ended September 30, 2018
Shares sold	14,395,975	$ 268,529,702
Shares issued in reinvestment of distributions	2,102,341	40,138,480
Shares redeemed	(17,010,198)	(312,598,481)

Net increase (decrease)	(511,882)	$ (3,930,299)

Year ended September 30, 2017
Shares sold	21,268,414	$ 394,510,240
Shares issued in reinvestment of distributions	1,182,297	22,042,770
Shares redeemed	(14,639,265)	(268,017,582)

Net increase (decrease)	7,811,446	$ 148,535,428

aFor the period September 10, 2018 (effective date) to September 30, 2018.

bClass M was closed to investors on June 8, 2018.

cFor the period January 25, 2018 (effective date) to June 8, 2018.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3.  Transactions with Affiliates (continued)

a.   Management Fees

Franklin Income Fund and Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	Over $50 billion, up to and including $65 billion
0.345%	Over $65 billion, up to and including $80 billion
0.340%	In excess of $80 billion

Franklin DynaTech Fund, Franklin Growth Fund and Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $100 million

0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion

0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion

0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	Over $15 billion, up to and including $17.5 billion

0.380%	Over $17.5 billion, up to and including $20 billion

0.360%	Over $20 billion, up to and including $35 billion

0.355%	Over $35 billion, up to and including $50 billion

0.350%	In excess of $50 billion

For the year ended September 30, 2018, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
0.462%	0.442%	0.371%	0.453%	0.455%

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b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%	0.25%
Class A1	—%	—%	0.15%	0.15%	0.15%

Compensation Plans:
Class C	1.00%	1.00%	0.65%	0.65%	0.65%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$1,967,161	$2,000,188	$9,031,023	$324,323	$406,279

CDSC retained	$70,764	$82,594	$983,947	$43,517	$ 65,162

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A and A1 shares. Further details are disclosed in the Funds’ Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor

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3.  Transactions with Affiliates (continued)

e.  Transfer Agent Fees (continued)

Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended September 30, 2018, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Transfer agent fees	$2,498,796	$6,502,207	$27,704,796	$3,393,589	$2,931,859

f.  Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended September 30, 2018, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin DynaTech Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.69%	90,584,258	1,497,776,816	(1,463,219,549)	125,141,525	$125,141,525	$1,641,929	$ —	$ —

Franklin Growth Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.69%	331,780,723	917,604,905	(1,024,908,487)	224,477,141	$224,477,141	$3,722,826	$ —	$ —

Franklin Income Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.69%	4,208,455,331	20,073,441,797	(23,917,988,216)	363,908,912	$363,908,912	$14,519,270	$ —	$ —

Franklin U.S. Government Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.69%	90,681,295	1,136,760,512	(1,134,332,140)	93,109,667	$93,109,667	$1,279,356	$ —	$ —

Franklin Utilities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.69%	21,127,106	704,284,803	(707,603,567)	17,808,342	$17,808,342	$278,893	$ —	$ —

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g.  Waiver and Expense Reimbursements

For Franklin Income Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% based on the average net assets of the class until January 31, 2019. For Franklin DynaTech Fund, Franklin Growth Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02%. Investor Services may discontinue this waiver in the future.

h.  Other Affiliated Transactions

At September 30, 2018, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

4.3%	6.2%	1.9%	8.4%	2.3%

i.  Interfund Transactions

Franklin Income Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended September 30, 2018, these purchase and sale transactions aggregated $11,130,000 and $0, respectively.

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended September 30, 2018, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At September 30, 2018, the capital loss carryforwards were as follows:

	Franklin Income Fund	Franklin U.S. Government Securities Fund
Capital loss carryforwards subject to expiration:
2019	$—	$ 4,445,156
Capital loss carryforwards not subject to expiration:
Short Term	1,410,836,852	227,313,517
Long Term	577,904,717	323,826,140

Total capital loss carryforwards	$1,988,741,569	$555,584,813

During the year ended September 30, 2018, Franklin Income Fund utilized $1,148,333,281 of capital loss carryforwards.

On September 30, 2018, Franklin Income Fund and Franklin U.S. Government Securities Fund had expired capital loss carryforwards of $2,298,838,256 and $16,923,310, respectively, which were reclassified to paid-in capital.

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5.  Income Taxes (continued)

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At September 30, 2018, Franklin DynaTech Fund deferred late-year ordinary losses of $11,794,621.

The tax character of distributions paid during the years ended September 30, 2018 and 2017, was as follows:

	Franklin DynaTech Fund		Franklin Growth Fund

	2018	2017	2018	2017

Distributions paid from:
Ordinary income	$—	$—	$64,350,332	$65,003,484
Long term capital gain	77,650,256	99,169,960	343,841,429	381,564,601

	$77,650,256	$99,169,960	$408,191,761	$446,568,085

	Franklin Income Fund		Franklin U.S. Government Securities Fund

	2018	2017	2018	2017

Distributions paid from:
Ordinary income	$3,987,779,469	$4,104,316,518	$164,642,414	$184,128,697

	Franklin Utilities Fund

	2018	2017

Distributions paid from:
Ordinary income	$169,581,554	$165,982,620
Long term capital gain	102,781,203	—

	$272,362,757	$165,982,620

At September 30, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund

Cost of investments	$3,547,127,933	$5,560,734,542	$74,137,873,509

Unrealized appreciation	$3,248,049,056	$10,912,369,301	$ 6,295,593,800
Unrealized depreciation	(5,725,075)	(67,366,839)	(4,099,504,077)

Net unrealized appreciation (depreciation)	$3,242,323,981	$10,845,002,462	$ 2,196,089,723

Distributable earnings:
Undistributed ordinary income	$—	$53,693,621	$ 22,797,075
Undistributed long term capital gains	167,082,709	159,409,937	—

Total distributable earnings	$167,082,709	$213,103,558	$ 22,797,075

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	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Cost of investments	$5,213,336,770	$3,153,216,354

Unrealized appreciation	$54,153,567	$2,617,379,234
Unrealized depreciation	(152,704,127)	(48,180,644)

Net unrealized appreciation (depreciation)	$(98,550,560)	$2,569,198,590

Distributable earnings:
Undistributed ordinary income	$2,900,221	$ 12,532,253
Undistributed long term capital gains	—	155,838,727

Total distributable earnings	$2,900,221	$ 168,370,980

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums, corporate actions, equity-linked securities, wash sales and gains realized on in-kind shareholder redemptions.

Franklin DynaTech Fund, Franklin Growth Fund and Franklin Utilities Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions) for the year ended September 30, 2018, were as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund

Purchases	$2,128,367,915	$897,922,270	$38,354,125,751	$2,372,371,850	$274,493,157
Sales	$ 889,294,014	$1,117,705,970	$39,655,069,205	$2,744,292,913	$917,753,491

At September 30, 2018, in connection with securities lending transactions, Franklin Income Fund loaned corporate bonds and notes and received $15,778,971 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Credit Risk and Defaulted Securities

At September 30, 2018, Franklin Income Fund had 34.1% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Franklin Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2018, the aggregate value of these securities was $733,255,901, representing 1.0% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

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8.  Other Derivative Information

At September 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Franklin Income Fund
Equity contracts	Investments in securities, at value	$81,950,000	[a]	Options written, at value	$24,673,000

aPurchased option contracts are included in investments in securities, at value in the Statements of Assets and Liabilities.

For the year ended September 30, 2018, the effect of derivative contracts in the Fund’s Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Location	Net Realized Gain (Loss) for the Year		Statements of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:

Franklin Income Fund
Equity contracts	Investments	$4,614,303	[a]	Investments	$(33,314,959)[a]

	Written options	121,101,389		Written options	6,930,114

Totals		$125,715,692			$(26,384,845)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the year ended September 30, 2018, the average month end notional amount of options represented $40,827,538.

See Note 1(e) regarding derivative financial instruments.

9.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended September 30, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares / Principal Amount Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares / Principal Amount Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Income Fund
Controlled Affiliates[a]
						Dividends

Stone Energy Corp.	6,151,402	—	(6,151,402)[b]	—	$ —	$ —	$ —	$46,273,623

						Interest

Stone Energy Corp., senior note, 7.50%, 5/31/22	72,845,556	—	(72,845,556)[b]	—	—	3,353,931	4,149,459	3,756,984

Total Controlled Affiliates					$ —	$3,353,931	$4,149,459	$50,030,607

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Name of Issuer	Number of Shares / Principal Amount Held at Beginning of Year	Gross Additions		Gross Reductions	Number of Shares / Principal Amount Held at End of Year	Value at End of Year		Investment Income		Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Franklin Income Fund (continued)
Non-Controlled Affiliates
								Dividends

CEVA Holdings LLC	81,371	114,990	[b]	(196,361)[b]	—	$—		$—		$—	$ 111,348,143
CEVA Holdings LLC, cvt. pfd., A-1, 2/20/49	2,897	—		(2,897)[b]	—	—		—		—	2,086,020
CEVA Holdings LLC, cvt. pfd., A-2, 2/20/49	110,565	—		(110,565)[b]	—	—		—		—	114,542,822
Energy XXI Gulf Coast Inc.	7,000,000	—		(7,000,000)	—	—		—		(276,683,474)	244,184,332
Goodrich Petroleum Corp.	2,260,859	—		(2,260,859)	—	—		—		4,645,755	(1,960,199)
Halcon Resources Corp.	22,500,000	—		(22,500,000)	—	—		—		(129,393,550)	125,091,495
Talos Energy Inc.	—	6,151,402	[b]	(633,965)	5,517,437	181,082,282		—		(5,559,547)	(17,488,505)
W&T Offshore Inc.	10,000,000	—		(10,000,000)	—	—		—		15,002,537	(14,382,287)

						$181,082,282		$—		$(391,988,279)	$563,421,821

								Interest

Halcon Resources Corp., senior note, 144A, 6.75%, 2/15/25	108,000,000	—		(108,000,000)[b]	—	—		90,147		2,269,291	(6,616,715)
W&T Offshore Inc., Second Lien Term Loan, 9.00%, 5/15/20	161,850,000	—		—	161,850,000	—	[c]	14,566,500		—	—[c]
W&T Offshore Inc., secured note, second lien, 144A, PIK, 9.00%, 5/15/20	75,645,453	6,731,846	[b]	—	82,377,299	—	[c]	10,390,355	[d]	—	—[c]
W&T Offshore Inc., senior note, 8.50%, 6/15/19	15,568,000	81,353,000		—	96,921,000	—	[c]	12,905,395		—	—[c]
W&T Offshore Inc., Senior Secured 1.5 Lien Term Loan, 11.00%, 11/15/19	75,000,000	—		—	75,000,000	—	[c]	8,250,000		—	—[c]
W&T Offshore Inc., senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	67,697,026	6,938,944	[b]	—	74,635,970	—	[c]	7,895,623	[d]	—	—[c]

						$—		$54,098,020		$2,269,291	$ (6,616,715)

Total Non-Controlled Affiliates						$181,082,282		$54,098,020		$(389,718,988)	$556,805,106

Total Affiliated Securities (Value is 0.2% of Net Assets)						$181,082,282		$57,451,951		$(385,569,529)	$606,835,713

aIssuer in which the Fund owns 25% or more of the outstanding voting securities.

bGross addition/reduction was the result of various corporate actions.

cAs of September 30, 2018, no longer an affiliate.

dIncludes non-cash dividend/interest received.

10.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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10.  Credit Facility (continued)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended September 30, 2018, the Funds did not use the Global Credit Facility.

11.  Redemption In-Kind

During the year ended September 30, 2018, the Franklin Growth Fund realized $42,189,159 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

12.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2018, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin DynaTech Fund
Assets:
Investments in Securities:[a]
Equity Investments	$6,664,310,389	$—	$—	$6,664,310,389
Short Term Investments	125,141,525	—	—	125,141,525

Total Investments in Securities	$6,789,451,914	$—	$—	$6,789,451,914

Franklin Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments[b]	$16,181,259,863	$—	$—	$16,181,259,863
Short Term Investments	224,477,141	—	—	224,477,141

Total Investments in Securities	$16,405,737,004	$—	$—	$16,405,737,004

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	Level 1	Level 2	Level 3		Total
Franklin Income Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Energy	$3,629,694,339	$60,676,870	$—		$3,690,371,209
Financials	5,105,982,001	76,500,000	—		5,182,482,001
Industrials	1,263,740,395	—	36,663,024		1,300,403,419
All Other Equity Investments	17,747,912,104	—	—		17,747,912,104
Equity-Linked Securities	—	9,797,062,918	—		9,797,062,918
Index-Linked Notes	—	107,904,600	—		107,904,600
Convertible Bonds	—	519,689,350	—		519,689,350
Corporate Bonds	—	28,464,562,037	—		28,464,562,037
Senior Floating Rate Interests	—	2,945,388,830	—		2,945,388,830
U.S. Government and Agency Securities	—	5,159,587,886	—		5,159,587,886
Escrows and Litigation Trusts	—	—	—	[c]	—
Options Purchased	81,950,000	—	—		81,950,000
Short Term Investments	1,358,165,907	3,155,971	—		1,361,321,878

Total Investments in Securities	$29,187,444,746	$47,134,528,462	$36,663,024		$76,358,636,232

Liabilities:
Other Financial Instruments:
Options Written	$24,673,000	$—	$—		$24,673,000

Franklin U.S. Government Securities Fund
Assets:
Investments in Securities:[a]
Mortgage-Backed Securities	$—	$4,938,754,375	$—		$4,938,754,375
U.S. Government and Agency Securities	—	82,922,168	—		82,922,168
Short Term Investments	93,109,667	—	—		93,109,667

Total Investments in Securities	$93,109,667	$5,021,676,543	$—		$5,114,786,210

Franklin Utilities Fund
Assets:
Investments in Securities:[a]
Equity Investments	$5,697,788,114	$—	$—		$5,697,788,114
Corporate Bonds	—	6,818,488	—		6,818,488
Short Term Investments	17,808,342	—	—		17,808,342

Total Investments in Securities	$5,715,596,456	$6,818,488	$—		$5,722,414,944

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred and convertible preferred stocks and management investment companies.

cIncludes securities determined to have no value at September 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

13.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which

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NOTES TO FINANCIAL STATEMENTS

13.   New Accounting Pronouncements (continued)

continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In August 2018, FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management is currently evaluating the impact, if any, of applying this provision.

14.   Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective October 5, 2018. Further details are disclosed in the Funds’ Prospectus.

Abbreviations

Currency		Selected Portfolio
EUR	Euro	ADR	American Depositary Receipt
USD	United States Dollar	FHLMC	Federal Home Loan Mortgage Corp.
		FNMA	Federal National Mortgage Association
		FRN	Floating Rate Note
		LIBOR	London InterBank Offered Rate
		PIK	Payment-In-Kind
		SF	Single Family
		SPX B	S&P 500 Index Buy-Write
		SPX B DT	S&P 500 Index Buy-Write Distribution

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Custodian Funds and Shareholders of Franklin Dynatech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Dynatech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund, and Franklin Utilities Fund (the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

November 29, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended September 30, 2018:

Franklin DynaTech Fund	Franklin Growth Fund	Franklin Utilities Fund
$80,609,920	$352,856,934	$119,370,157

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2018:

Franklin Growth Fund	Franklin Income Fund	Franklin Utilities Fund
100.00%	19.75%	100.00%

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended September 30, 2018:

Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin Utilities Fund
$22,952,651	$177,693,494	$1,196,031,910	$206,685,415

Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended September 30, 2018:

Franklin Income Fund	Franklin U.S. Government Securities Fund
$1,753,286,377	$165,617,839

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Custodian Funds was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Custodian Funds and to vote on the following proposals: for each Fund, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval; for each Fund, to approve an amended fundamental investment restriction regarding investments in commodities; and for Franklin Income Fund, to consider a shareholder proposal. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Custodian Funds: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; (ii) the proposals to use a “manager of managers” structure and to approve the amended fundamental investment restriction regarding investments in commodities were approved by shareholders of each Fund; and (iii) sufficient votes were not received to pass the shareholder proposal for Franklin Income Fund. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	20,620,255,266	682,475,910
Terrence J. Checki	20,622,617,162	680,114,004
Mary C. Choksi	20,641,972,272	660,758,903
Edith E. Holiday	20,643,191,970	659,539,208
Gregory E. Johnson	20,640,028,777	662,702,399
Rupert H. Johnson, Jr.	20,623,629,983	679,101,196
J. Michael Luttig	20,638,743,410	663,987,768
Larry D. Thompson	20,634,644,439	668,086,738
John B. Wilson	20,638,176,920	661,053,794

Total Trust Shares Outstanding*: 36,447,693,102

*As of the record date.

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SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Franklin DynaTech Fund

Shares

For	26,120,033
Against	1,611,032
Abstain	1,036,224
Broker Non-Votes	7,606,644
Total Fund Shares Voted	36,373,925
Total Fund Shares Outstanding*	64,259,298

Franklin Growth Fund
Shares

For	62,525,115
Against	3,841,242
Abstain	2,289,625
Broker Non-Votes	17,966,153
Total Fund Shares Voted	86,622,134
Total Fund Shares Outstanding*	153,895,391

Franklin Income Fund
Shares

For	13,745,941,125
Against	1,083,743,995
Abstain	700,822,344
Broker Non-Votes	4,857,894,126
Total Fund Shares Voted	20,388,081,146
Total Fund Shares Outstanding*	34,952,846,556

Franklin U.S. Government Securities Fund
Shares

For	428,222,393
Against	29,263,682
Abstain	20,078,313
Broker Non-Votes	103,560,080
Total Fund Shares Voted	581,124,647
Total Fund Shares Outstanding*	940,312,857

Franklin Utilities Fund
Shares

For	143,130,068
Against	10,836,309
Abstain	7,518,358
Broker Non-Votes	48,794,594
Total Fund Shares Voted	210,279,325
Total Fund Shares Outstanding*	336,129,000

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SPECIAL MEETING OF SHAREHOLDERS

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Franklin DynaTech Fund

Shares

For	26,263,004
Against	1,160,563
Abstain	1,343,715
Broker Non-Votes	7,606,644
Total Fund Shares Voted	36,373,925
Total Fund Shares Outstanding*	64,259,298

Franklin Growth Fund
Shares

For	62,908,596
Against	2,906,472
Abstain	2,840,914
Broker Non-Votes	17,966,153
Total Fund Shares Voted	86,622,134
Total Fund Shares Outstanding*	153,895,391

Franklin Income Fund
Shares

For	13,861,058,200
Against	776,938,721
Abstain	892,190,099
Broker Non-Votes	4,857,894,126
Total Fund Shares Voted	20,388,081,146
Total Fund Shares Outstanding*	34,952,846,556

Franklin U.S. Government Securities Fund
Shares

For	428,632,998
Against	23,699,554
Abstain	25,232,014
Broker Non-Votes	103,560,080
Total Fund Shares Voted	581,124,647
Total Fund Shares Outstanding*	940,312,857

Franklin Utilities Fund
Shares

For	143,792,779
Against	8,193,703
Abstain	9,498,250
Broker Non-Votes	48,794,594
Total Fund Shares Voted	210,279,325
Total Fund Shares Outstanding*	336,129,000

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SPECIAL MEETING OF SHAREHOLDERS

Proposal 4.

Shareholder proposal requesting that Franklin Income Fund’s Board institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity:

Shares

For	3,258,164,390
Against	11,233,489,698
Abstain	1,038,532,927
Broker Non-Votes	4,857,894,126
Total Fund Shares Voted	20,388,081,146
Total Fund Shares Outstanding*	34,952,846,556

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1976	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1983 and Vice President since 1982	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Custodian Funds
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded

© 2018 Franklin Templeton Investments. All rights reserved.	FCF A 11/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $486,626 for the fiscal year ended September 30, 2018 and $554,374 for the fiscal year ended September 30, 2017.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $9,306 for the fiscal year ended September 30, 2018 and $9,213 for the fiscal year ended September 30, 2017. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $5,000 for the fiscal year ended September 30, 2018 and $0 for the fiscal year ended September 30, 2017. The services for which these fees were paid included tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $39,976 for the fiscal year ended September 30, 2018 and $0 for the fiscal year ended September 30, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $16,500 for the fiscal year ended September 30, 2018 and $14,000 for the fiscal year ended September 30, 2017. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, assets under management certification, and benchmarking services in connection with the ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $70,782 for the fiscal year ended September 30, 2018 and $23,213 for the fiscal year ended September 30, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.         N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.         N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	November 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	November 27, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	November 27, 2018